ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2008

Entergy Corporation is more than a group of people or a collection of assets. It is an adaptive organization defined by its values and aspirations,

and governed by its business model, policies and systems.

Entergy strives to create sustainable value for its many stakeholders along financial, societal and environmental dimensions. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in electronic form, with Excel spreadsheets, in order to facilitate easier access and analysis.

Entergy Investor Relations

Entergy Corporation is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second-largest nuclear generator in the United States. Entergy delivers electricity to

2.7 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has

annual revenues of more than $13 billion and approximately 14,700 employees.

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers in the PDF version of the 2008 Statistical Report.
	Excel Tab		Excel Tab

ABOUT THIS PUBLICATION	Page 2	UTILITY SECURITIES DETAIL	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
FINANCIAL MEASURES	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Gulf States Louisiana, L.L.C.	Page 32
EXECUTIVE PROFILES	Pages 5 – 6	Entergy Louisiana, LLC	Page 33
		Entergy Mississippi, Inc.	Page 34
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy New Orleans, Inc.	Page 35
Selected Financial and Operating Data	Page 7	System Energy Resources, Inc.	Page 35
Selected Financial Data	Page 7	UTILITY STATISTICAL INFORMATION	Page 36
Utility Electric Operating Data	Page 7	Utility Total Capability	Page 36
Employees	Page 7	Utility Selected Operating Data	Page 36
Owned and Leased Capability	Page 7	Utility Consolidating Information	Page 37
Consolidated Quarterly Financial Metrics	Page 8	Entergy Arkansas, Inc.	Pages 38 – 39
Consolidated Annual Financial Metrics	Page 8	Entergy Gulf States Louisiana, L.L.C.	Pages 40 and 42
Consolidated Financial Results	Page 9	Entergy Texas, Inc.	Pages 41 and 42
Consolidated Quarterly Results	Page 9	Entergy Louisiana, LLC	Pages 43 – 44
Consolidated Quarterly Special Items	Page 10	Entergy Mississippi, Inc.	Pages 45 – 46
Consolidated Annual Results	Page 11	Entergy New Orleans, Inc.	Pages 47 – 48
Consolidated Annual Special Items	Page 12	System Energy Resources, Inc.	Page 48
Description of Special Items	Page 13	Utility Nuclear Plant Statistics	Page 49
Consolidated Statements of Income	Page 14	UTILITY REGULATORY INFORMATION	Page 50
Consolidating Income Statement	Page 15	Regulatory Commissions	Page 50
Consolidated Balance Sheets	Pages 16 – 17	Commission/Council Members	Page 50
Consolidating Balance Sheet	Pages 18 – 19	Select Utility Regulatory Mechanisms	Page 51
Consolidated Statements of Cash Flow	Pages 20 – 21	Utility Electric and Gas Fuel Recovery Mechanisms	Page 52
Cash Flow Information by Business	Page 21
Consolidated Statements of Retained Earnings, Comprehensive Income and Paid–In Capital		COMPETITIVE BUSINESSES
	Page 22	Total Capacity	Page 53
Consolidated Capital Expenditures	Page 23
Entergy Corporation Securities Detail	Page 23	ENTERGY NUCLEAR (NON-UTILITY)
Entergy Corporation Long-Term Debt	Page 23	Entergy Nuclear Quarterly Financial Metrics	Page 53
Securities Ratings (Outlook)	Page 23	Entergy Nuclear Annual Financial Metrics	Page 53
		Entergy Nuclear Quarterly Operational Metrics	Page 53
UTILITY		Entergy Nuclear Annual Operational Metrics	Page 53
Utility Quarterly Financial Metrics	Page 24	Entergy Nuclear Plant Statistics	Page 54
Utility Annual Financial Metrics	Page 24	Entergy Nuclear Plant Uprates	Page 54
Utility Capital Expenditures	Page 24	Entergy Nuclear Securities Detail	Page 55
Utility Securities Ratings (Outlook)	Page 24
Utility Financial Results	Page 25	NON-NUCLEAR WHOLESALE ASSETS
Utility/Parent/Other Consolidating Income Statement	Page 25	Non-Nuclear Wholesale Assets Plant Statistics	Page 55
Utility/Parent/Other Consolidating Balance Sheet	Pages 26 – 27	Non-Nuclear Wholesale Assets Securities Detail	Page 55
Utility Selected Annual Financial Metrics	Pages 28 – 30
		DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES	Page 56

REG G RECONCILIATIONS
		Pro Forma Financial Results	Pages 57 – 65
		Financial Measures	Pages 66 – 76

		INVESTOR INFORMATION	Page 77

Table of Contents

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2008 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy Corporation makes statements as a registrant concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,” “expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,” and other similar words or expressions are intended to identify forward-looking statements but are not the only means to identify these statements. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Any forward-looking statement is based on information current as of the date of this report and speaks only as of the date on which such statement is made. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including those factors discussed or incorporated by reference in (a) Item 1A. Risk Factors, in the Form 10-K (b) Management’s Financial Discussion and Analysis, and (c) the following factors (in addition to others described elsewhere in this report and in subsequent securities filings):

— resolution of pending and future rate cases and negotiations, including various performance-based rate discussions and implementation of Texas restructuring legislation, and other regulatory proceedings, including those related to Entergy’s System Agreement, Entergy’s utility supply plan, recovery of storm costs, and recovery of fuel and purchased power costs

— changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the operations of the independent coordinator of transmission that includes Entergy’s utility service territory, and the application of more stringent transmission reliability requirements or market power criteria by the Federal Energy Regulatory Commission (FERC)

— changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those owned or operated by the Non-Utility Nuclear business

— resolution of pending or future applications for license extensions or modifications of nuclear generating facilities

— the performance of Entergy’s generating plants, and particularly the capacity factors at its nuclear generating facilities

— Entergy’s ability to develop and execute on a point of view regarding future prices of electricity, natural gas, and other energy-related commodities

— prices for power generated by Entergy’s non-utility generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Non-Utility Nuclear plants, and the prices and availability of fuel and power Entergy must purchase for its utility customers, and Entergy’s ability to meet credit support requirements for fuel and power supply contracts

— volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

— changes in law resulting from federal or state energy legislation

— changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances

— uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel and nuclear waste storage and disposal

— variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of hurricanes and ice storms (including most recently, Hurricane Gustav and Hurricane Ike and the January 2009 ice storm in Arkansas) and recovery of costs associated with restoration, including accessing funded storm reserves, federal and local cost recovery mechanisms, securitization, and insurance

— Entergy’s ability to manage its capital projects and operation and maintenance costs

— Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

— the economic climate, and particularly growth in Entergy’s Utility service territory and the Northeast United States

— the effects of Entergy’s strategies to reduce tax payments

— changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions

— actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies’ ratings criteria

— changes in inflation and interest rates

— the effect of litigation and government investigations or proceedings

— advances in technology

— the potential effects of threatened or actual terrorism and war

— Entergy’s ability to attract and retain talented management and directors

— changes in accounting standards and corporate governance

— declines in the market prices of marketable securities and resulting funding requirements for Entergy’s defined benefit pension and other postretirement benefit plans

— changes in the results of decommissioning trust fund earnings or in the timing of or cost to decommission nuclear plant sites

— the ability to successfully complete merger, acquisition, or divestiture plans, regulatory or other limitations imposed as a result of merger, acquisition, or divestiture, and the success of the business following a merger, acquisition, or divestiture

— and the risks inherent in the contemplated Non-Utility Nuclear spin-off, joint venture, and related transactions. Entergy Corporation cannot provide any assurances that the spin-off or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transaction is subject to certain conditions precedent, including regulatory approvals and the final approval by the Board.

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational return on average invested capital, operational return on average common or members’ equity, operational net margin, operational price to earnings ratio and operational common dividend payout ratio, as well as gross liquidity, net debt to net capital, net debt to net capital with off-balance sheet liabilities, pro forma financial results reflecting reconsolidation of Entergy New Orleans, Inc., and pro forma financial results and financial measures (average common equity, return on average common equity, debt to capital ratio, cash flow interest coverage) reflecting the jurisdictional separation of Entergy Gulf States, Inc. into Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc., when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 9, 11, and 57 – 76.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

CORPORATE PROFILE	BUSINESS SEGMENTS
Entergy Corporation is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.	Entergy’s five year results in this report are presented in three business segments:
— Approximately 30,000 MW electric generating capacity	— Utility
— 2nd-largest U.S. nuclear generator	— Entergy Nuclear (non-utility nuclear business)
— 2.7 million utility customers	— Energy Commodity Services
— More than $13 billion annual revenues
— Approximately 14,700 employees	Entergy Nuclear and Energy Commodity Services are referred to as
— 102 electric generating units operated	Entergy’s Competitive Businesses.

Entergy-Koch, LP is no longer an operating entity as
Entergy-Koch sold Entergy-Koch Trading and Gulf South Pipeline in the fourth quarter of 2004.

ENTERGY CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, and operate a small natural gas distribution business.

—  Six electric utilities with 2.7 million customers

—  Four states – Arkansas, Louisiana, Mississippi, Texas

—  22,000 MW generating capacity

—  Two gas utilities with 185,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes, and sells electric power to 688,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)(a)

Entergy Gulf States Louisiana generates, transmits, distributes, and sells electric power to 375,000 retail customers in portions of Louisiana. Entergy Gulf States Louisiana also provides natural gas utility service to 92,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, LLC (ELL)

Entergy Louisiana generates, transmits, distributes, and sells electric power to 658,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes, and sells electric power to 432,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)(b)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 141,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 93,000 customers in the City of New Orleans.

ENTERGY TEXAS, INC. (ETI)(a)

Entergy Texas generates, transmits, distributes, and sells electric power to 395,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns or leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russelville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc.

(b)	On September 23, 2005, Entergy New Orleans filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code to protect its customers and ensure continued progress in restoring power and gas service to New Orleans after Hurricane Katrina. As a result of the bankruptcy filing, Entergy discontinued the consolidation of Entergy New Orleans retroactive to January 1, 2005. Entergy New Orleans emerged from Chapter 11 bankruptcy effective May 8, 2007, pursuant to the Confirmation Order from the Bankruptcy Court confirming Entergy New Orleans’ Plan of Reorganization. With confirmation of the plan of reorganization, Entergy reconsolidated Entergy New Orleans in the second quarter 2007, retroactive to January 1, 2007.

ENTERGY NUCLEAR

Entergy’s non-utility nuclear business owns and operates six nuclear units in the northern United States. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities in the United States.

—  Six units in northern U.S.

    —  Pilgrim Nuclear Station in Plymouth, Massachusetts

    —  James A. FitzPatrick in Oswego, New York

    —  Indian Point Units 2 and 3 in Buchanan, New York

    —  Vermont Yankee in Vernon, Vermont

    —  Palisades Nuclear Energy Plant in South Haven, Michigan

—  4,998 MW owned generating capacity

—  800 MW under management services contract

    —  Cooper Nuclear Station located near Brownville, Nebraska

—	Contracts (ongoing and completed) with other nuclear owners to manage decommissioning for 2 plants and license renewal for 4 plants

ENEXUS ENERGY CORPORATION / EQUAGEN, LLC

In November 2007, Entergy’s Board of Directors approved a plan to pursue a separation of the Non-Utility Nuclear business from Entergy through a tax-free spin-off of Non-Utility Nuclear to Entergy shareholders. Enexus will be a new, separate, and publicly-traded company. In addition, under the plan, Enexus and Entergy are expected to enter into a nuclear services business joint venture, EquaGen, with 50% ownership by Enexus and 50% ownership by Entergy.

Entergy expects that Enexus’ business will be substantially comprised of Non-Utility Nuclear’s assets, including its six nuclear units, and Non-Utility Nuclear’s power marketing operation. Entergy’s remaining business will primarily be comprised of the Utility business. EquaGen is expected to operate the nuclear assets owned by Enexus. EquaGen is also expected to offer nuclear services to third parties, including decommissioning, plant relicensing, and plant operations for the Cooper Nuclear Station and others.

Deteriorating financial market conditions in late 2008 and a longer than planned regulatory approval process caused the spin-off and nuclear services business joint venture transactions to be delayed. Entergy is in a position of rolling readiness, prepared to act once acceptable regulatory approvals are received and the timing is right to access financial markets. Entergy remains committed to maximizing the value that continues to exist in its non-utility nuclear assets.

ENERGY COMMODITY SERVICES

The energy commodity services business includes Entergy-Koch and Entergy’s Non-Nuclear Wholesale Assets business. Entergy-Koch engaged in two major businesses: energy commodity marketing and trading through Entergy-Koch Trading, and gas transportation and storage through Gulf South Pipeline. Entergy-Koch sold both of these businesses in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

NON-NUCLEAR WHOLESALE ASSETS BUSINESS

Entergy’s Non-Nuclear Wholesale Assets business sells to wholesale customers the electric power produced by power plants that it owns or controls (1,353 net MW generating capacity) while it focuses on improving performance and exploring sales or restructuring opportunities for its power plants. Such opportunities are evaluated consistent with Entergy’s market-based point of view.

ENTERGY CORPORATION AND SUBSIDIARIES

EXECUTIVE PROFILES

WAYNE LEONARD – CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chairman and chief executive officer on August 1, 2006 after serving as chief executive officer since January 1, 1999. Leonard joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. Under Leonard, Entergy has achieved the highest total shareholder return in the industry over the last ten years. In 2008, for the seventh consecutive year, Entergy was named to the Dow Jones Sustainability World Index and the only U.S. utility listed. In 2008, Entergy received a Platts Award of Excellence for its standout performance year after year over the past decade. In 2002 and 2005 Entergy was honored to receive the electric power industry’s highest honor, the Edison Award, from the Edison Electric Institute. The Platts Global Energy Awards named Leonard 2003 CEO of the Year and Leonard has been a CEO of the Year finalist for the past eight consecutive years. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

RICHARD SMITH – PRESIDENT AND CHIEF OPERATING OFFICER, ENTERGY CHIEF EXECUTIVE OFFICER DESIGNATE, ENEXUS

Rick Smith became president and chief operating officer of Entergy Corporation in April 2007. He is responsible for oversight of Entergy Nuclear and Entergy Operations. Smith was previously group president, utility operations (January 2002). Smith joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources, Inc., a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault became executive vice president and chief financial officer in February 2004. He was previously vice president of corporate development and strategic planning. Denault joined Entergy in March 1999 as vice president, corporate development. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

GARY TAYLOR – GROUP PRESIDENT, UTILITY OPERATIONS

Gary Taylor became group president, utility operations in April 2007. He is responsible for the regulated utility financial results, along with operational results of electric and natural gas distribution and customer service. In addition, Taylor oversees utility regulatory support and regulated retail activities. He joined Entergy in March 2000 as chief operating officer of Entergy’s Nuclear South region and became chief executive officer of Entergy’s nuclear business in April 2003. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

MICHAEL KANSLER – PRESIDENT AND CHIEF NUCLEAR OFFICER, ENTERGY NUCLEAR

CHIEF EXECUTIVE OFFICER DESIGNATE, EQUAGEN

Mike Kansler became president and chief nuclear officer of Entergy Nuclear in April 2007. He is responsible for all of Entergy’s nuclear plants located throughout New York, Massachusetts, Vermont, Michigan, Louisiana, Mississippi and Arkansas, as well as the company’s management of the Cooper Nuclear Station for the State of Nebraska. Kansler was previously president of Entergy Nuclear Northeast (January 2003) and chief operating officer of Entergy Nuclear Northeast (January 2000). Kansler joined Entergy in 1998 as vice president of operations support, overseeing consolidated support functions for all five of Entergy’s regulated nuclear power units. Prior to joining Entergy, Kansler spent more than 20 years at Virginia Power (now Dominion Resources).

CURT HÉBERT – EXECUTIVE VICE PRESIDENT, EXTERNAL AFFAIRS

Curt Hébert joined Entergy as executive vice president, external affairs in September 2001 after a lengthy career as a government energy regulator at both the federal and state levels. His responsibilities include supervision of the company’s system and federal government relations, system regulatory affairs, external and internal communications, and corporate contribution functions. Prior to joining Entergy, Hébert was chairman of the Federal Energy Regulatory Commission. During Hébert’s four years of service as a member and later chairman, FERC was active in the restructuring of the electric utility and natural gas pipeline industries to promote competition.

MARK SAVOFF – EXECUTIVE VICE PRESIDENT, OPERATIONS

Mark Savoff joined Entergy as executive vice president, operations in December 2003. He is responsible for the business operations of fossil generation, transmission operations, system safety and environment, supply chain, system planning, and performance management. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as president, Reuter-Stokes, a GE subsidiary.

DEAN KELLER – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER DESIGNATE, ENEXUS

Dean Keller joined Entergy as executive vice president, finance in August 2008. As executive vice president and chief financial officer designate of Enexus, he is responsible for accounting, treasury, investor relations, internal audit, tax, risk analysis, and planning and development. Prior to joining Entergy, Keller was managing director, investment banking and co-head of the North American Power Group of Citigroup Global Markets, Inc., where he advised a wide range of energy-focused clients and participated in transactions exceeding $100 billion.

ENTERGY CORPORATION AND SUBSIDIARIES

UTILITY OPERATING COMPANY PRESIDENTS

RENAE CONLEY – PRESIDENT & CEO, ENTERGY LOUISIANA AND

ENTERGY GULF STATES LOUISIANA

Renae Conley became president and CEO of Entergy Louisiana and Entergy Gulf States Louisiana in mid-2000. She is responsible for the Louisiana utilities’ electric and gas distribution systems, customer service, economic development, regulatory and governmental affairs. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of The Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services. At Cinergy, Conley was also general manager of corporate communications and investor relations.

JOE DOMINO – PRESIDENT & CEO, ENTERGY TEXAS

Joe Domino became president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald became president and CEO of Entergy Arkansas in spring 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana/Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as the special projects director for the functional integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager for Entergy Mississippi and director of regulatory affairs, Entergy Texas.

HALEY FISACKERLY – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Haley Fisackerly became president and CEO of Entergy Mississippi in June 2008. He is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, Fisackerly was vice president of governmental and regulatory affairs for Entergy Nuclear. Prior to that, he was Entergy Mississippi’s vice president of customer operations. Fisackerly joined Entergy in 1995 in federal governmental affairs in Washington D.C. and later moved to Little Rock, Ark., where he was director of system regulatory strategy. Prior to joining Entergy, Fisackerly served for several years on the staff of U.S. Senator Thad Cochran.

ROD WEST – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Rod West became president and CEO of Entergy New Orleans on January 1, 2007. He is responsible for Entergy New Orleans’ electric distribution system, customer service, economic development, regulatory and governmental affairs. West was previously director of Entergy New Orleans’ metro distribution operations. West’s primary responsibility during 2006 was restoring New Orleans’ electric distribution system after the devastation brought by Hurricane Katrina. Prior to joining Entergy in April 1999 as senior regulatory counsel, West was senior attorney in the New Orleans office of Vial, Hamilton, Koch and Knox, L.L.P., having previously spent five years with the New Orleans-based firm of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

(In millions, except percentages, per share amounts, and ratios)	2008	2007	2006(a)	2005(a)	2004
GAAP MEASURES
Operating Revenues	$13,094	$11,484	$10,932	$10,106	$9,686
As-Reported Earnings	$1,221	$1,135	$1,133	$898	$910
As-Reported Earnings Per Share	$6.20	$5.60	$5.36	$4.19	$3.93
Shares of Common Stock Outstanding:
End of Year	189.4	193.1	202.7	207.5	216.8
Weighted Average – Diluted	201.0	202.8	211.5	214.4	231.2
Return on Average Invested Capital – As-Reported	8.1%	8.3%	8.5%	7.2%	7.3%
Return on Average Common Equity – As-Reported	15.4%	14.1%	14.2%	11.2%	10.7%
Net Cash Flow Provided by Operating Activities	$3,324	$2,560	$3,448	$1,468	$2,929
Year-End Closing Market Price Per Share of Common Stock	$83.13	$119.52	$92.32	$68.65	$67.59
Book Value Per Share at End of Year	$42.07	$40.71	$40.45	$37.31	$38.25
Market Value of Equity at End of Year	$15,741	$23,082	$18,710	$14,247	$14,655
Price to Earnings Ratio – As-Reported	13.41	21.34	17.24	16.39	17.18
Common Dividend Paid Per Share	$3.00	$2.58	$2.16	$2.16	$1.89
Common Dividend Payout Ratio – As-Reported	48%	46%	40%	52%	48%

NON-GAAP MEASURES
Operational Earnings	$1,276	$1,167	$998	$943	$880
Operational Earnings Per Share	$6.51	$5.76	$4.72	$4.40	$3.80
Special Items Per Share	$(0.31)	$(0.16)	$0.64	$(0.21)	$0.13
Return on Average Invested Capital – Operational	8.4%	8.5%	7.7%	7.5%	7.1%
Return on Average Common Equity – Operational	16.1%	14.5%	12.5%	11.8%	10.4%
Price to Earnings Ratio – Operational	12.77	20.75	19.56	15.61	17.77
Common Dividend Payout Ratio – Operational	46%	45%	46%	49%	50%

(a) 2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc. UTILITY ELECTRIC OPERATING DATA(a)
	2008	2007	2006	2005	2004
Retail Kilowatt-Hour Sales (millions)	100,609	102,013	100,422	99,865	102,226
Peak Demand (megawatts)	21,241	22,001	20,887	21,391	21,174
Retail Customers – Year End (thousands)	2,689	2,668	2,595	2,629	2,662

(a) Includes Entergy New Orleans, Inc.
EMPLOYEES
	2008	2007	2006	2005	2004

Total Employees – Year End	14,669	14,322	13,814	14,136	14,425

OWNED AND LEASED CAPABILITY (MW)(a)

	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy	Entergy Nuclear(c)	Non- Nuclear Wholesale(d)	Total
Gas/Oil	1,883	2,240	4,685	2,804	745	2,274	-	-	1,092	15,723
Coal	1,207	363	-	420	-	269	-	-	181	2,440

Total Fossil	3,090	2,603	4,685	3,224	745	2,543	-	-	1,273	18,163

Nuclear	1,839	971	1,169	-	-	-	1,139	4,998		10,116
Other(b)	70	-	-	-	-	-	-	-	80	150

Total	4,999	3,574	5,854	3,224	745	2,543	1,139	4,998	1,353	28,429

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	Other includes Hydro and Wind.

(c)	Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated.

(d)	Reflects nameplate rating of generating unit.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2008					2007					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	308.7	271.0	470.3	170.6	1,220.6	212.2	267.6	461.2	193.9	1,134.8	7.6
Return on Average Invested Capital – As-Reported (%)*	8.8	8.6	8.1	8.1	8.1	8.4	8.2	8.6	8.3	8.3	(2.4)
Return on Average Common Equity – As-Reported (%)*	15.9	16.3	15.6	15.4	15.4	14.5	14.2	14.6	14.1	14.1	9.2
Net Margin – As-Reported (%)*	10.6	10.2	9.7	9.3	9.3	10.2	10.0	10.7	9.9	9.9	(6.1)
Cash Flow Interest Coverage (# times)*	4.9	5.0	7.0	6.5	6.5	6.1	5.8	5.3	5.0	5.0	30.0
Revolver Capacity ($ millions)	1,503	826	374	645	645	2,170	1,650	1,804	1,730	1,730	(62.7)
Total Debt ($ millions)	11,292	11,768	12,656	12,279	12,279	10,100	10,936	11,194	11,123	11,123	10.4
Debt to Capital Ratio (%)	58.6	60.7	60.4	59.7	59.7	55.2	57.3	57.3	57.6	57.6	3.6
Off-Balance Sheet Liabilities ($ millions)	642	638	637	574	574	668	664	662	658	658	(12.8)

NON-GAAP MEASURES
Operational Earnings ($ millions)	308.7	289.2	487.3	190.7	1,275.9	212.2	267.6	461.2	225.9	1,166.9	9.3
Return on Average Invested Capital – Operational (%)*	9.0	8.8	8.4	8.4	8.4	7.7	7.6	8.1	8.5	8.5	(1.2)
Return on Average Common Equity – Operational (%)*	16.3	17.0	16.4	16.1	16.1	12.8	12.9	13.4	14.5	14.5	11.0
Net Margin – Operational (%)*	10.8	10.6	10.2	9.7	9.7	9.0	9.1	9.8	10.2	10.2	(4.9)
Total Gross Liquidity ($ millions)	2,419	1,912	2,930	2,565	2,565	3,270	2,970	3,271	2,984	2,984	(14.0)
Net Debt to Net Capital Ratio (%)	56.5	58.3	54.9	55.6	55.6	52.3	54.1	53.9	54.7	54.7	1.6
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	58.0	59.7	56.4	56.9	56.9	54.1	55.8	55.5	56.3	56.3	1.1

*	Trailing twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2008	2007	2006(a)	2005(a)	2004
GAAP MEASURES
As-Reported Earnings ($ millions)	1,221	1,135	1,133	898	910
Return on Average Invested Capital – As-Reported (%)	8.1	8.3	8.5	7.2	7.3
Return on Average Common Equity – As-Reported (%)	15.4	14.1	14.2	11.2	10.7
Net Margin – As-Reported (%)	9.3	9.9	10.4	8.9	9.4
Cash Flow Interest Coverage (# times)	6.5	5.0	7.2	4.0	7.1
Revolver Capacity ($ millions)	645	1,730	2,770	2,545	1,490
Total Debt ($ millions)	12,279	11,123	9,356	9,288	7,807
Debt to Capital Ratio (%)	59.7	57.6	52.3	53.1	47.4
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	125	135	146	214	173
Leases – Entergy’s Share	449	523	519	564	596

Total	574	658	665	778	769

NON-GAAP MEASURES
Operational Earnings ($ millions)	1,276	1,167	998	943	880
Return on Average Invested Capital – Operational (%)	8.4	8.5	7.7	7.5	7.1
Return on Average Common Equity – Operational (%)	16.1	14.5	12.5	11.8	10.4
Net Margin – Operational (%)	9.7	10.2	9.1	9.3	9.1
Total Gross Liquidity ($ millions)	2,565	2,984	3,786	3,128	2,110
Net Debt to Net Capital Ratio (%)	55.6	54.7	49.4	51.5	45.3
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	56.9	56.3	51.3	53.7	47.9

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2008					2007					YTD CHANGE
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
AS-REPORTED
Utility/Parent/Other	0.48	0.62	1.47	(0.38)	2.22	0.44	0.59	1.52	0.12	2.67	(0.45)

Competitive Businesses
Entergy Nuclear	1.12	0.73	1.05	1.14	3.97	0.62	0.54	0.80	0.70	2.66	1.31
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.04)	0.02	(0.11)	0.13	0.01	(0.03)	0.19	(0.02)	0.14	0.27	(0.26)

Total Energy Commodity Services	(0.04)	0.02	(0.11)	0.13	0.01	(0.03)	0.19	(0.02)	0.14	0.27	(0.26)

Total Competitive Businesses	1.08	0.75	0.94	1.27	3.98	0.59	0.73	0.78	0.84	2.93	1.05

CONSOLIDATED AS-REPORTED EARNINGS	1.56	1.37	2.41	0.89	6.20	1.03	1.32	2.30	0.96	5.60	0.60

LESS SPECIAL ITEMS
Utility/Parent/Other	-	(0.09)	(0.09)	(0.05)	(0.21)	-	-	-	(0.07)	(0.07)	(0.14)

Competitive Businesses
Entergy Nuclear	-	-	-	(0.04)	(0.10)	-	-	-	(0.09)	(0.09)	(0.01)
Energy Commodity Services
Non-Nuclear Wholesale Assets	-	-	-	(0.01)	-	-	-	-	-	-	-

Total Energy Commodity Services	-	-	-	(0.01)	-	-	-	-	-	-	-

Total Competitive Businesses	-	-	-	(0.05)	(0.10)	-	-	-	(0.09)	(0.09)	(0.01)

TOTAL SPECIAL ITEMS	-	(0.09)	(0.09)	(0.10)	(0.31)	-	-	-	(0.16)	(0.16)	(0.15)

OPERATIONAL
Utility/Parent/Other	0.48	0.71	1.56	(0.33)	2.43	0.44	0.59	1.52	0.19	2.74	(0.31)

Competitive Businesses
Entergy Nuclear	1.12	0.73	1.05	1.18	4.07	0.62	0.54	0.80	0.79	2.75	1.32
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.04)	0.02	(0.11)	0.14	0.01	(0.03)	0.19	(0.02)	0.14	0.27	(0.26)

Total Energy Commodity Services	(0.04)	0.02	(0.11)	0.14	0.01	(0.03)	0.19	(0.02)	0.14	0.27	(0.26)

Total Competitive Businesses	1.08	0.75	0.94	1.32	4.08	0.59	0.73	0.78	0.93	3.02	1.06

CONSOLIDATED OPERATIONAL EARNINGS	1.56	1.46	2.50	0.99	6.51	1.03	1.32	2.30	1.12	5.76	0.75

Weather Impact	(0.03)	0.05	(0.01)	(0.03)	(0.02)	(0.02)	0.01	0.06	0.06	0.11	(0.13)

SHARES OF COMMON STOCK OUTSTANDING (in millions)
End of Period	191.9	190.5	189.9	189.4	189.4	197.8	196.1	194.3	193.1	193.1	(3.7)
Weighted Average - Diluted	198.3	197.9	195.0	198.3	201.0	206.1	203.4	200.5	200.9	202.8	(1.8)

Totals may not foot due to rounding and dilution effect of the unsuccessful remarketing of the equity units.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2008					2007					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY/PARENT/OTHER
SPECIAL ITEMS
Dilution effect - unsuccessful remarketing	-	-	-	0.05	0.07	-	-	-	-	-	0.07
Non-utility nuclear spin-off expenses	-	(0.09)	(0.09)	(0.10)	(0.28)	-	-	-	-	-	(0.28)
Nuclear alignment	-	-	-	-	-	-	-	-	(0.07)	(0.07)	0.07

Total	-	(0.09)	(0.09)	(0.05)	(0.21)	-	-	-	(0.07)	(0.07)	(0.14)

COMPETITIVE BUSINESSES
SPECIAL ITEMS
Entergy Nuclear
Dilution effect - unsuccessful remarketing	-	-	-	(0.04)	(0.10)	-	-	-	-	-	(0.10)
Nuclear alignment	-	-	-	-	-	-	-	-	(0.09)	(0.09)	0.09
Energy Commodity Services
Dilution effect - unsuccessful remarketing	-	-	-	(0.01)	-	-	-	-	-	-	-

Total	-	-	-	(0.05)	(0.10)	-	-	-	(0.09)	(0.09)	(0.01)

TOTAL SPECIAL ITEMS	-	(0.09)	(0.09)	(0.10)	(0.31)	-	-	-	(0.16)	(0.16)	(0.15)

	2008					2007					YTD
($ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY/PARENT/OTHER
SPECIAL ITEMS
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	-	-	-
Non-utility nuclear spin-off expenses	-	(18.3)	(17.1)	(20.0)	(55.4)	-	-	-	-	-	(55.4)
Nuclear alignment	-	-	-	-	-	-	-	-	(13.6)	(13.6)	13.6

Total	-	(18.3)	(17.1)	(20.0)	(55.4)	-	-	-	(13.6)	(13.6)	(41.8)

COMPETITIVE BUSINESSES
SPECIAL ITEMS
Entergy Nuclear
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	-	-	-
Nuclear alignment	-	-	-	-	-	-	-	-	(18.4)	(18.4)	18.4
Energy Commodity Services
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	-	-	-	-

Total	-	-	-	-	-	-	-	-	(18.4)	(18.4)	18.4

TOTAL SPECIAL ITEMS	-	(18.3)	(17.1)	(20.0)	(55.4)	-	-	-	(32.0)	(32.0)	(23.4)

Totals may not foot due to rounding and dilution effect of the unsuccessful remarketing of the equity units.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2008	2007	2006	2005	2004
AS-REPORTED

Utility/Parent/Other	2.22	2.67	3.97	2.82	2.86

Competitive Businesses
Entergy Nuclear	3.97	2.66	1.46	1.32	1.06
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.01	0.27	(0.07)	0.05	0.23
Entergy-Koch Trading	-	-	-	-	(0.35)
Gulf South Pipeline	-	-	-	-	0.13

Total Energy Commodity Services	0.01	0.27	(0.07)	0.05	0.01

Total Competitive Businesses	3.98	2.93	1.39	1.37	1.07

CONSOLIDATED AS-REPORTED EARNINGS	6.20	5.60	5.36	4.19	3.93

LESS SPECIAL ITEMS
Utility/Parent/Other	(0.21)	(0.07)	0.77	(0.21)	0.07

Competitive Businesses
Entergy Nuclear	(0.10)	(0.09)	-	-	-
Energy Commodity Services
Non-Nuclear Wholesale Assets	-	-	(0.13)	-	0.28
Entergy-Koch Trading	-	-	-	-	(0.35)
Gulf South Pipeline	-	-	-	-	0.13

Total Energy Commodity Services	-	-	(0.13)	-	0.06

Total Competitive Businesses	(0.10)	(0.09)	(0.13)	-	0.06

TOTAL SPECIAL ITEMS	(0.31)	(0.16)	0.64	(0.21)	0.13

OPERATIONAL
Utility/Parent/Other	2.43	2.74	3.20	3.03	2.79

Competitive Businesses
Entergy Nuclear	4.07	2.75	1.46	1.32	1.06
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.01	0.27	0.06	0.05	(0.05)
Entergy-Koch Trading	-	-	-	-	-
Gulf South Pipeline	-	-	-	-	-

Total Energy Commodity Services	0.01	0.27	0.06	0.05	(0.05)

Total Competitive Businesses	4.08	3.02	1.52	1.37	1.01

CONSOLIDATED OPERATIONAL EARNINGS	6.51	5.76	4.72	4.40	3.80

Weather Impact	(0.02)	0.11	0.07	0.10	(0.11)

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

($/share)	2008	2007	2006	2005	2004
UTILITY/PARENT/OTHER SPECIAL ITEMS
Dilution effect - unsuccessful remarketing	0.07	-	-	-	-
Non-utility nuclear spin-off expenses	(0.28)	-	-	-	-
Nuclear alignment	-	(0.07)	-	-	-
ENOI results	-	-	0.02	-	-
Entergy-Koch, LP gain	-	-	0.26	-	-
Restructuring - Entergy-Koch, LP distribution	-	-	0.49	-	-
Retail business impairment reserve	-	-	-	(0.12)	-
Retail business discontinued operations	-	-	-	(0.09)	-
Tax benefits - Entergy-Koch investment	-	-	-	-	0.07

Total	(0.21)	(0.07)	0.77	(0.21)	0.07

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Dilution effect - unsuccessful remarketing	(0.10)	-	-	-	-
Nuclear alignment	-	(0.09)	-	-	-
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	-	-	(0.13)	-	-
Entergy-Koch Trading earnings	-	-	-	-	(0.35)
Gulf South Pipeline earnings	-	-	-	-	0.13
Tax benefits on restructuring	-	-	-	-	0.41
Asset impairment reserve	-	-	-	-	(0.15)
Reduction in asset sale reserves	-	-	-	-	0.02

Total	(0.10)	(0.09)	(0.13)	-	0.06

TOTAL SPECIAL ITEMS	(0.31)	(0.16)	0.64	(0.21)	0.13

($ millions)	2008	2007	2006	2005	2004
UTILITY/PARENT/OTHER SPECIAL ITEMS
Non-utility nuclear spin-off expenses	(55.4)	-	-	-	-
Nuclear alignment	-	(13.6)	-	-	-
ENOI results	-	-	4.1	-	-
Entergy-Koch, LP gain	-	-	55.0	-	-
Restructuring - Entergy-Koch, LP distribution	-	-	104.0	-	-
Retail business impairment reserve	-	-	-	(25.8)	-
Retail business discontinued operations	-	-	(0.5)	(18.9)	-
Tax benefits - Entergy-Koch investment	-	-	-	-	16.7

Total	(55.4)	(13.6)	162.6	(44.7)	16.7

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Nuclear alignment	-	(18.4)	-	-	-
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	-	-	(27.7)	-	-
Entergy-Koch Trading earnings	-	-	-	-	(79.4)
Gulf South Pipeline earnings	-	-	-	-	29.3
Tax benefits on restructuring	-	-	-	-	93.6
Asset impairment reserve	-	-	-	-	(35.8)
Reduction in asset sale reserves	-	-	-	-	5.6

Total	-	(18.4)	(27.7)	-	13.3

TOTAL SPECIAL ITEMS	(55.4)	(32.0)	134.9	(44.7)	30.0

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

MAIN EARNINGS CATEGORY
UTILITY/PARENT/OTHER SPECIAL ITEMS
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance
Nuclear alignment	Operating expenses: Other operation and maintenance
ENOI results	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Entergy-Koch, LP gain	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Restructuring – Entergy-Koch, LP distribution	Income taxes
Retail business impairment reserve	Discontinued operations
Retail business discontinued operations	Discontinued operations
Tax benefits – Entergy-Koch investment	Income taxes

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Nuclear alignment	Operating expenses: Other operation and maintenance
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	Income taxes
Entergy-Koch Trading earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Gulf South Pipeline earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Tax benefits on restructuring	Income taxes
Asset impairment reserve	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Reduction in asset sale reserves	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges

(a)	Entergy had 10,000,000 equity units outstanding as of December 31, 2008, that obligated the holders to purchase a certain number of shares of Entergy common stock for a stated price no later than February 17, 2009. Under the terms of the purchase contracts, Entergy attempted to remarket the notes payable associated with the equity units in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME

In thousands, except share data, for the years ended December 31,	2008	2007	2006(a)	2005(a)	2004
OPERATING REVENUES:
Electric	$10,073,160	$ 9,046,301	$ 9,063,135	$ 8,446,830	$ 7,932,577
Natural gas	241,856	206,073	84,230	77,660	208,499
Competitive businesses	2,778,740	2,232,024	1,784,793	1,581,757	1,544,445

Total	13,093,756	11,484,398	10,932,158	10,106,247	9,685,521

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	3,577,764	2,934,833	3,144,073	2,176,015	2,488,208
Purchased power	2,491,200	1,986,950	2,138,237	2,521,247	1,701,610
Nuclear refueling outage expenses	221,759	180,971	169,567	162,653	166,072
Provision for turbine commitments, asset impairments, and restructuring charges	-	-	-	-	55,000
Other operation and maintenance	2,742,762	2,649,654	2,335,364	2,122,206	2,268,332
Decommissioning	189,409	167,898	145,884	143,121	149,529
Taxes other than income taxes	496,952	489,058	428,561	382,521	403,635
Depreciation and amortization	1,030,860	963,712	887,792	856,377	893,574
Other regulatory charges (credits) – net	59,883	54,954	(122,680)	(49,882)	(90,611)

Total	10,810,589	9,428,030	9,126,798	8,314,258	8,035,349

OPERATING INCOME	2,283,167	2,056,368	1,805,360	1,791,989	1,650,172

OTHER INCOME:
Allowance for equity funds used during construction	44,523	42,742	39,894	45,736	39,582
Interest and dividend income	148,216	233,997	198,835	150,479	109,635
Equity in earnings (loss) of unconsolidated equity affiliates	(11,684)	3,176	93,744	985	(78,727)
Miscellaneous – net	(11,768)	(24,860)	16,114	14,251	55,509

Total	169,287	255,055	348,587	211,451	125,999

INTEREST AND OTHER CHARGES:
Interest on long-term debt	500,898	506,089	498,451	440,334	463,384
Other interest – net	133,290	155,995	75,502	64,646	40,133
Allowance for borrowed funds used during construction	(25,267)	(25,032)	(23,931)	(29,376)	(25,741)
Preferred dividend requirements and other	19,969	25,105	27,783	25,427	23,525

Total	628,890	662,157	577,805	501,031	501,301

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,823,564	1,649,266	1,576,142	1,502,409	1,274,870
Income taxes	602,998	514,417	443,044	559,284	365,305

INCOME FROM CONTINUING OPERATIONS	1,220,566	1,134,849	1,133,098	943,125	909,565
LOSS FROM DISCONTINUED OPERATIONS
(net of income tax expense (benefit) of $67, $(24,051), and $603, respectively)	-	-	(496)	(44,794)	(41)

CONSOLIDATED NET INCOME	$ 1,220,566	$ 1,134,849	$ 1,132,602	$ 898,331	$ 909,524

Basic earnings (loss) per average common share:
Continuing operations	$6.39	$5.77	$5.46	$4.49	$4.01
Discontinued operations	-	-	-	$(0.21)	-
Basic earnings (loss) per average common share	$6.39	$5.77	$5.46	$4.27	$4.01
Diluted earnings (loss) per average common share:
Continuing operations	$6.20	$5.60	$5.36	$4.40	$3.93
Discontinued operations	-	-	-	$(0.21)	-
Diluted earnings (loss) per average common share	$6.20	$5.60	$5.36	$4.19	$3.93
Dividends declared per common share	$3.00	$2.58	$2.16	$2.16	$1.89
Average number of common shares outstanding:
Basic	190,925,613	196,572,945	207,456,838	210,141,887	226,863,758
Diluted	201,011,588	202,780,283	211,452,455	214,441,362	231,193,686

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2008 CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, except share data, for the year ended December 31, 2008.	UTILITY/ PARENT/ OTHER	COMPETITIVE BUSINESSES	ELIMINATIONS	CONSOLIDATED
OPERATING REVENUES:
Electric	$10,076,774	$ -	$ (3,614)	$10,073,160
Natural gas	241,856	-	-	241,856
Competitive businesses	29,011	2,771,082	(21,353)	2,778,740

Total	10,347,641	2,771,082	(24,967)	13,093,756

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	3,212,404	365,360	-	3,577,764
Purchased power	2,457,741	57,008	(23,549)	2,491,200
Nuclear refueling outage expenses	92,221	129,538	-	221,759
Other operation and maintenance	1,929,781	814,855	(1,874)	2,742,762
Decommissioning	95,821	93,588	-	189,409
Taxes other than income taxes	405,677	91,275	-	496,952
Depreciation and amortization	896,632	134,228	-	1,030,860
Other regulatory charges - net	59,883	-	-	59,883

Total	9,150,160	1,685,852	(25,423)	10,810,589

OPERATING INCOME	1,197,481	1,085,230	456	2,283,167

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	44,523	-	-	44,523
Interest and dividend income	156,293	105,032	(113,109)	148,216
Equity in earnings (loss) of unconsolidated equity affiliates	(2,161)	(9,523)	-	(11,684)
Miscellaneous – net	(14,048)	2,736	(456)	(11,768)

Total	184,607	98,245	(113,565)	169,287

INTEREST AND OTHER CHARGES:
Interest on long-term debt	499,679	1,219	-	500,898
Other interest – net	176,375	70,024	(113,109)	133,290
Allowance for borrowed funds used during construction	(25,267)	-	-	(25,267)
Preferred dividend requirements and other	17,307	2,662	-	19,969

Total	668,094	73,905	(113,109)	628,890

INCOME BEFORE INCOME TAXES	713,994	1,109,570	-	1,823,564
Income taxes	291,994	311,004	-	602,998

CONSOLIDATED NET INCOME	$ 422,000	$ 798,566	$ -	$ 1,220,566

Earnings Per Average Common Share:
Basic	$2.21	$4.18	$ -	$6.39
Diluted	$2.22	$3.98	$ -	$6.20

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

In thousands, as of December 31,	2008	2007	2006(a)	2005(a)	2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 115,876	$ 126,652	$ 117,379	$ 221,773	$ 79,136
Temporary cash investments – at cost, which approximates market	1,804,615	1,127,076	898,773	361,047	540,650

Total cash and cash equivalents	1,920,491	1,253,728	1,016,152	582,820	619,786

Securitization recovery trust account	12,062	19,273	-	-	-
Other temporary investments	-	-	-	-	187,950
Notes receivable – Entergy New Orleans DIP loan	-	-	51,934	90,000	-
Notes receivable	-	-	699	3,227	3,092
Accounts receivable:
Customer	734,204	610,724	552,376	763,993	565,027
Allowance for doubtful accounts	(25,610)	(25,789)	(19,348)	(30,805)	(23,758)
Other	206,627	303,060	345,400	324,876	212,453
Accrued unbilled revenues	282,914	288,076	249,165	477,570	460,039

Total accounts receivable	1,198,135	1,176,071	1,127,593	1,535,634	1,213,761

Deferred fuel costs	167,092	-	-	543,927	55,069
Accumulated deferred income taxes	7,307	38,117	11,680	-	76,899
Fuel inventory – at average cost	216,145	208,584	193,098	206,195	127,251
Materials and supplies – at average cost	776,170	692,376	604,998	610,932	569,407
Deferred nuclear refueling outage costs	221,803	172,936	147,521	164,152	129,718
System agreement cost equalization	394,000	268,000	-	-	-
Prepayments and other	247,184	129,162	171,759	325,795	116,279

Total	5,160,389	3,958,247	3,325,434	4,062,682	3,099,212

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	66,247	78,992	229,089	296,784	231,779
Decommissioning trust funds	2,832,243	3,307,636	2,858,523	2,606,765	2,453,406
Non-utility property – at cost (less accumulated depreciation)	231,115	220,204	212,726	228,833	219,717
Other	107,939	82,563	47,115	81,535	90,992

Total	3,237,544	3,689,395	3,347,453	3,213,917	2,995,894

PROPERTY, PLANT AND EQUIPMENT:
Electric	34,495,406	32,959,022	30,713,284	29,161,027	29,053,340
Property under capital lease	745,504	740,095	730,182	727,565	738,554
Natural gas	303,769	300,767	92,787	86,794	262,787
Construction work in progress	1,712,761	1,054,833	786,147	1,524,085	1,197,551
Nuclear fuel under capital lease	465,374	361,502	336,017	271,615	262,469
Nuclear fuel	636,813	665,620	494,759	436,646	320,813

Total property, plant and equipment	38,359,627	36,081,839	33,153,176	32,207,732	31,835,514
Less – accumulated depreciation and amortization	15,930,513	15,107,569	13,715,099	13,010,687	13,139,883

Property, plant and equipment – net	22,429,114	20,974,270	19,438,077	19,197,045	18,695,631

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	581,719	595,743	740,110	735,221	746,413
Other regulatory assets	3,615,104	2,971,399	2,768,352	2,133,724	1,429,261
Deferred fuel costs	168,122	168,122	168,122	120,489	30,842
Long-term receivables	-	-	19,349	25,572	39,417
Goodwill	377,172	377,172	377,172	377,172	377,172
Other	1,047,654	908,654	898,662	991,835	918,871

Total	5,789,771	5,021,090	4,971,767	4,384,013	3,541,976

TOTAL ASSETS	$36,616,818	$33,643,002	$31,082,731	$30,857,657	$28,332,713

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

In thousands, as of December 31,	2008	2007	2006(a)	2005(a)	2004
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 544,460	$ 996,757	$ 181,576	$ 103,517	$ 492,564
Notes payable	55,034	25,037	25,039	40,041	193
Accounts payable	1,475,745	1,031,300	1,122,596	1,655,787	896,528
Customer deposits	302,303	291,171	248,031	222,206	222,320
Taxes accrued	75,210	-	187,324	188,159	224,011
Accumulated deferred income taxes	-	-	-	143,409	-
Interest accrued	187,310	187,968	160,831	154,855	144,478
Deferred fuel costs	183,539	54,947	73,031	-	-
Obligations under capital leases	162,393	152,615	153,246	130,882	133,847
Pension and other postretirement liabilities	46,288	34,795	41,912	-	-
System agreement cost equalization	460,315	268,000	-	-	-
Other	273,297	214,164	271,544	473,510	218,442

Total	3,765,894	3,256,754	2,465,130	3,112,366	2,332,383

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	6,565,770	6,379,679	5,820,700	5,282,759	5,070,912
Accumulated deferred investment tax credits	325,570	343,539	358,550	376,550	399,228
Obligations under capital leases	343,093	220,438	188,033	175,005	146,060
Other regulatory liabilities	280,643	490,323	449,237	408,667	329,767
Decommissioning and asset retirement cost liabilities	2,677,495	2,489,061	2,023,846	1,923,971	2,066,277
Transition to competition	-	-	79,098	79,101	79,101
Accumulated provisions	147,452	133,406	88,902	144,880	549,914
Pension and other postretirement liabilities	2,177,993	1,361,326	1,410,433	1,118,964	-
Long-term debt	11,174,289	9,728,135	8,798,087	8,824,493	7,016,831
Preferred stock with sinking fund	-	-	10,500	13,950	17,400
Other	880,998	1,066,508	847,415	1,202,706	1,657,273

Total	24,573,303	22,212,415	20,074,801	19,551,046	17,332,763

Commitments and Contingencies

Preferred stock without sinking fund	311,029	311,162	344,913	445,974	365,356

SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2008, 2007, 2006, 2005 and 2004	2,482	2,482	2,482	2,482	2,482
Paid-in capital	4,869,303	4,850,769	4,827,265	4,817,637	4,835,375
Retained earnings	7,382,719	6,735,965	6,113,042	5,433,931	4,989,826
Accumulated other comprehensive income (loss)	(112,698)	8,320	(100,512)	(343,819)	(93,453)
Less – treasury stock, at cost (58,815,518 shares in 2008; 55,053,847 shares in 2007; 45,506,311 shares in 2006; 40,644,602 shares in 2005; 31,345,028 shares in 2004)	4,175,214	3,734,865	2,644,390	2,161,960	1,432,019

Total	7,966,592	7,862,671	8,197,887	7,748,271	8,302,211

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$36,616,818	$33,643,002	$31,082,731	$30,857,657	$28,332,713

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2008 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2008.	UTILITY/ PARENT/ OTHER	COMPETITIVE BUSINESSES	ELIMINATIONS	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 110,203	$ 5,673	$ -	$ 115,876
Temporary cash investments – at cost, which approximates market	1,355,498	449,117	-	1,804,615

Total cash and cash equivalents	1,465,701	454,790	-	1,920,491

Securitization recovery trust account	12,062	-	-	12,062
Notes receivable	99,330	1,333,123	(1,432,453)	-
Accounts receivable:
Customer	523,348	210,856	-	734,204
Allowance for doubtful accounts	(25,610)	-	-	(25,610)
Associated companies	139,912	84,341	(224,253)	-
Other	179,207	27,420	-	206,627
Accrued unbilled revenues	282,914	-	-	282,914

Total accounts receivable	1,099,771	322,617	(224,253)	1,198,135

Deferred fuel costs	167,092	-	-	167,092
Accumulated deferred income taxes	7,307	-	-	7,307
Fuel inventory – at average cost	213,313	2,832	-	216,145
Materials and supplies – at average cost	505,720	270,450	-	776,170
Deferred nuclear refueling outage costs	106,514	115,289	-	221,803
System agreement cost equalization	394,000	-	-	394,000
Prepayments and other	106,044	144,200	(3,060)	247,184

Total	4,176,854	2,643,301	(1,659,766)	5,160,389

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	7,354,792	(296,465)	(6,992,080)	66,247
Decommissioning trust funds	1,143,391	1,688,852	-	2,832,243
Non-utility property – at cost (less accumulated depreciation)	226,333	4,782	-	231,115
Other	103,308	10,019	(5,388)	107,939

Total	8,827,824	1,407,188	(6,997,468)	3,237,544

PROPERTY, PLANT AND EQUIPMENT:
Electric	30,878,491	3,616,915	-	34,495,406
Property under capital lease	745,504	-	-	745,504
Natural gas	303,769	-	-	303,769
Construction work in progress	1,458,181	254,580	-	1,712,761
Nuclear fuel under capital lease	465,374	-	-	465,374
Nuclear fuel	130,675	506,138	-	636,813

Total property, plant and equipment	33,981,994	4,377,633	-	38,359,627
Less – accumulated depreciation and amortization	15,365,659	564,854	-	15,930,513

Property, plant and equipment – net	18,616,335	3,812,779	-	22,429,114

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	581,719	-	-	581,719
Other regulatory assets	3,615,104	-	-	3,615,104
Deferred fuel costs	168,122	-	-	168,122
Goodwill	374,099	3,073	-	377,172
Other	744,499	868,454	(565,299)	1,047,654

Total	5,483,543	871,527	(565,299)	5,789,771

TOTAL ASSETS	$ 37,104,556	$ 8,734,795	$ (9,222,533)	$ 36,616,818

Totals may not foot due to rounding.

FINANCIAL RESULTS

2008 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2008.	UTILITY/ PARENT/ OTHER	COMPETITIVE BUSINESSES	ELIMINATIONS	CONSOLIDATED
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 514,911	$ 29,549	$ -	$ 544,460
Notes payable:
Associated companies	1,341,198	91,255	(1,432,453)	-
Other	55,034	-	-	55,034
Accounts payable:
Associated companies	97,530	126,413	(223,943)	-
Other	1,222,415	253,330	-	1,475,745
Customer deposits	302,303	-	-	302,303
Taxes accrued	175,920	(100,710)	-	75,210
Interest accrued	185,778	1,532	-	187,310
Deferred fuel costs	183,539	-	-	183,539
Obligations under capital leases	162,393	-	-	162,393
Pension and other postretirement liabilities	41,653	4,635	-	46,288
System agreement cost equalization	460,315	-	-	460,315
Other	146,808	129,549	(3,060)	273,297

Total	4,889,797	535,553	(1,659,456)	3,765,894

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,718,488	847,282	-	6,565,770
Accumulated deferred investment tax credits	325,570	-	-	325,570
Obligations under capital leases	343,093	-	-	343,093
Other regulatory liabilities	280,643	-	-	280,643
Decommissioning and asset retirement cost liabilities	1,447,659	1,229,836	-	2,677,495
Accumulated provisions	136,449	11,003	-	147,452
Pension and other postretirement liabilities	1,731,824	446,169	-	2,177,993
Long-term debt	10,991,204	188,473	(5,388)	11,174,289
Other	735,252	720,223	(574,477)	880,998

Total	21,710,182	3,442,986	(579,865)	24,573,303

Commitments and Contingencies

Preferred stock without sinking fund	280,511	82,280	(51,762)	311,029

SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2008	2,163,749	911,494	(3,072,761)	2,482
Paid-in capital	6,979,623	2,138,165	(4,248,485)	4,869,303
Retained earnings	5,494,812	1,631,437	256,470	7,382,719
Accumulated other comprehensive income (loss)	(118,904)	5,580	626	(112,698)
Less – treasury stock, at cost 58,815,518 shares in 2008	4,295,214	12,700	(132,700)	4,175,214

Total	10,224,066	4,673,976	(6,931,450)	7,966,592

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$37,104,556	$ 8,734,795	$ (9,222,533)	$36,616,818

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

In thousands, for the years ended December 31,	2008	2007	2006(a)	2005(a)	2004
OPERATING ACTIVITIES:
Consolidated net income	$ 1,220,566	$ 1,134,849	$ 1,132,602	$ 898,331	$ 909,524
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(8,285)	(15,574)	36,352	(82,033)	33,533
Other regulatory charges (credits) – net	59,883	54,954	(122,680)	(49,882)	(90,611)
Depreciation, amortization, and decommissioning	1,220,269	1,131,610	1,035,153	1,001,852	1,045,122
Deferred income taxes, investment tax credits, and non-current taxes accrued	333,948	476,241	738,643	487,804	352,094
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	11,684	(3,176)	4,436	4,315	608,141
Provisions for asset impairments and restructuring charges	-	-	-	39,767	55,000
Changes in working capital:
Receivables	78,653	(62,646)	408,042	(367,351)	(210,419)
Fuel inventory	(7,561)	(10,445)	13,097	(83,125)	(16,769)
Accounts payable	(23,225)	(103,048)	(83,884)	303,194	95,306
Taxes accrued	75,210	(187,324)	(835)	(33,306)	(1,581)
Interest accrued	(652)	11,785	5,975	15,133	5,269
Deferred fuel	(38,500)	912	582,947	(236,801)	213,627
Other working capital accounts	(72,372)	(73,269)	64,479	(45,653)	41,008
Provision for estimated losses and reserves	12,462	(59,292)	39,822	(3,704)	(18,041)
Changes in other regulatory assets	(324,211)	254,736	(454,458)	(311,934)	48,626
Changes in pensions and other postretirement liabilities	828,160	(56,224)	333,381	-	-
Other	(41,701)	65,681	(285,233)	(68,799)	(140,510)

Net cash flow provided by operating activities	3,324,328	2,559,770	3,447,839	1,467,808	2,929,319

INVESTING ACTIVITIES:
Construction/capital expenditures	(2,212,255)	(1,578,030)	(1,633,268)	(1,458,086)	(1,410,610)
Allowance for equity funds used during construction	44,523	42,742	39,894	45,736	39,582
Nuclear fuel purchases	(423,951)	(408,732)	(326,248)	(314,414)	(238,170)
Proceeds from sale/leaseback of nuclear fuel	297,097	169,066	135,190	184,403	109,988
Proceeds from sale of assets and businesses	30,725	13,063	77,159	-	75,430
Payment for purchase of plant	(266,823)	(336,211)	(88,199)	(162,075)	-
Insurance proceeds received for property damages	130,114	83,104	18,828	-	-
Investment in non-utility properties	-	-	-	-	(6,420)
Changes in transition charge account	7,211	(19,273)	-	-	-
NYPA value sharing payment	(72,000)	-	-	-	-
Decrease (increase) in other investments	(72,833)	41,720	(6,353)	9,905	383,498
Purchases of other temporary investments	-	-	-	(1,591,025)	(1,629,500)
Liquidation of other temporary investments	-	-	-	1,778,975	1,676,350
Proceeds from nuclear decommissioning trust fund sales	1,652,277	1,583,584	777,584	944,253	679,466
Investment in nuclear decommissioning trust funds	(1,704,181)	(1,708,764)	(884,123)	(1,039,824)	(769,273)
Other regulatory investments	-	-	(38,037)	(390,456)	(53,566)

Net cash flow used in investing activities	(2,590,096)	(2,117,731)	(1,927,573)	(1,992,608)	(1,143,225)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,456,695	2,866,136	1,837,713	4,302,570	3,653,478
Preferred equity	-	10,000	73,354	127,995	-
Common stock and treasury stock	34,775	78,830	70,455	106,068	170,237
Retirement of long-term debt	(2,486,806)	(1,369,945)	(1,804,373)	(2,689,206)	(4,022,548)
Repurchase of common stock	(512,351)	(1,215,578)	(584,193)	(878,188)	(1,017,996)
Redemption of preferred stock	-	(57,827)	(183,881)	(33,719)	(3,450)
Changes in credit line borrowings – net	30,000	-	(15,000)	39,850	(154)
Dividends paid:
Common stock	(573,045)	(507,327)	(448,954)	(453,508)	(427,901)
Preferred equity	(20,025)	(25,875)	(28,848)	(25,472)	(23,525)

Net cash flow provided by (used in) financing activities	(70,757)	(221,586)	(1,083,727)	496,390	(1,671,859)

Effect of exchange rates on cash and cash equivalents	3,288	30	(3,207)	(602)	(1,882)

Net increase (decrease) in cash and cash equivalents	666,763	220,483	433,332	(29,012)	112,353
Cash and cash equivalents at beginning of period	1,253,728	1,016,152	582,820	619,786	507,433

Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	-	17,093	-	-	-
Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	-	-	-	(7,954)	-

Cash and cash equivalents at end of period	$ 1,920,491	$ 1,253,728	$ 1,016,152	$ 582,820	$ 619,786

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

In thousands, for the years ended December 31,	2008	2007	2006(a)	2005(a)	2004
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$612,288	$611,197	$514,189	$461,345	$477,768
Income taxes	$137,234	$376,808	$(147,435)	$116,072	$28,241

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

CASH FLOW INFORMATION BY BUSINESS

For the years ended December 31, 2008, 2007, 2006, 2005, and 2004.	UTILITY/ PARENT/ OTHER	ENTERGY NUCLEAR	ENERGY COMMODITY SERVICES	CONSOLIDATED
($ thousands)
2008
Net cash flow provided by operating activities	2,050,984	1,255,284	18,060	3,324,328
Net cash flow provided by (used in) investing activities	(2,197,024)	(471,590)	78,518	(2,590,096)
Net cash flow provided by (used in) financing activities	811,567	(799,861)	(82,463)	(70,757)

2007
Net cash flow provided by (used in) operating activities	1,721,098	879,940	(41,268)	2,559,770
Net cash flow provided by (used in) investing activities	(1,273,575)	(883,397)	39,241	(2,117,731)
Net cash flow provided by (used in) financing activities	(260,080)	47,705	(9,211)	(221,586)

2006(a)
Net cash flow provided by (used in) operating activities	2,708,871	833,318	(94,350)	3,447,839
Net cash flow provided by (used in) investing activities	(1,487,005)	(450,219)	9,651	(1,927,573)
Net cash flow provided by (used in) financing activities	(959,555)	(211,544)	87,372	(1,083,727)

2005(a)
Net cash flow provided by (used in) operating activities	934,562	551,263	(18,017)	1,467,808
Net cash flow provided by (used in) investing activities	(1,673,600)	(368,497)	49,489	(1,992,608)
Net cash flow provided by (used in) financing activities	640,489	(110,482)	(33,617)	496,390

2004
Net cash flow provided by operating activities	2,034,882	414,518	479,919	2,929,319
Net cash flow provided by (used in) investing activities	(1,005,814)	(386,023)	248,612	(1,143,225)
Net cash flow used in financing activities	(909,431)	(37,894)	(724,534)	(1,671,859)

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID–IN CAPITAL

In thousands, for the years ended December 31,	2008		2007		2006		2005		2004
RETAINED EARNINGS
Retained Earnings – Beginning of period	$6,735,965		$6,113,042		$5,433,931		$4,989,826		$4,502,508
Add:
Consolidated net income	1,220,566	$1,220,566	1,134,849	$1,134,849	1,132,602	$1,132,602	898,331	$898,331	909,524	$909,524
Adjustment related to FIN 48 implementation			(4,600)
Adjustment for change in accounting method	-		-		-		-		5,524

Total	1,220,566		1,130,249		1,132,602		898,331		915,048

Deduct:
Dividends declared on common stock	573,924		507,326		448,572		453,657		427,740
Capital stock and other expenses	(112)		-		4,919		569		(10)

Total	573,812		507,326		453,491		454,226		427,730

Retained Earnings – End of period	$7,382,719		$6,735,965		$6,113,042		$5,433,931		$4,989,826

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$(12,540)		$(105,578)		$(392,614)		$(141,411)		$(25,811)
Pension and other postretirement liabilities	(107,145)		(105,909)		-		-		-
Net unrealized investment gains	121,611		104,551		67,923		51,915		26,617
Foreign currency translation	6,394		6,424		3,217		2,615		733
Minimum pension liability	-		-		(22,345)		(6,572)		(9,334)

Total	8,320		(100,512)		(343,819)		(93,453)		(7,795)

Net derivative instrument fair value changes arising during the period (net of tax expense (benefit) of $78,837, $57,185, $187,462, $(159,236), and $(74,082))	133,370	133,370	93,038	93,038	287,036	287,036	(251,203)	(251,203)	(115,600)	(115,600)
Pension and other postretirement liabilities (net of tax expense (benefit) of $(68,076), $29,994, $(92,419), $0, and $0)	(125,087)	(125,087)	(1,236)	(1,236)	(75,805)	-	-	-	-	-
Net unrealized investment gains (net of tax expense (benefit) of $(108,049), $23,562, $28,428, $10,573 and $16,599)	(126,013)	(126,013)	17,060	17,060	36,628	36,628	16,008	16,008	25,298	25,298
Foreign currency translation (net of tax expense (benefit) of $(1,770), $(16), $1,122, $211, and $659)	(3,288)	(3,288)	(30)	(30)	3,207	3,207	602	602	1,882	1,882
Minimum pension liability (net of tax expense (benefit) of $0, $0, $(5,911), $(9,176), and $1,875)	-	-	-	-	(7,759)	(7,759)	(15,773)	(15,773)	2,762	2,762

Balance at end of period:
Accumulated derivative instrument fair value changes	120,830		(12,540)		(105,578)		(392,614)		(141,411)
Pension and other postretirement liabilities	(232,232)		(107,145)		(105,909)		-		-
Net unrealized investment gains	(4,402)		121,611		104,551		67,923		51,915
Foreign currency translation	3,106		6,394		6,424		3,217		2,615
Minimum pension liability	-		-		-		(22,345)		(6,572)

Total	$(112,698)		$8,320		$(100,512)		$(343,819)		$(93,453)

Comprehensive Income		$1,099,548		$1,243,681		$1,451,714		$647,965		$823,866

PAID-IN CAPITAL
Paid-in Capital – Beginning of period	$4,850,769		$4,827,265		$4,817,637		$4,835,375		$4,767,615
Add (Deduct):
Issuance of equity units	-		-		-		(39,904)		-
Common stock issuances related to stock plans	18,534		23,504		9,628		22,166		67,760

Paid-in Capital – End of period	$4,869,303		$4,850,769		$4,827,265		$4,817,637		$4,835,375

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

($ millions)	2008	2007	2006	2005	2004
Utility/Parent/Other
Entergy New Orleans	103	94	76	58	51
All others	2,101	1,225	1,398	1,458	1,115
Entergy Nuclear	344	595	303	161	243
Energy Commodity Services	3	-	21	1	8

Total Historical Capital Expenditures	2,551	1,914	1,798	1,678	1,417

Certain prior year data has been reclassified to conform with current year presentation.

PLANNED CAPITAL EXPENDITURES

($ millions)	2009	2010	2011
Maintenance Capital:
Utility/Parent/Other	746	723	721
Entergy Nuclear	90	84	94

Total Maintenance Capital	836	807	815

Other Capital Commitments:
Utility/Parent/Other	806	993	1,074
Entergy Nuclear	357	277	262

Total Other Capital Commitments	1,163	1,270	1,336

Total Planned Capital Expenditures	1,999	2,077	2,151

The three year capital plan included $1.1 billion for the Little Gypsy repowering project for which the LPSC unanimously accepted on 5/13/09 Entergy Louisiana’s recommendation for long-term suspension (three years or more). Spending through December 31, 2008 was reported at $135 million. $300 million is the total projected spending for long-term suspension.

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT		RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE
						AS OF DECEMBER 31,
CUSIP						2008	2007	2006
							($ millions)
	$3.5B Bank Credit Facility		08/12			3,237	2,251	820
	Bank Term Loan	1.07%	06/10			60	60	60
	Bank Term Loan	3.08%	11/08			-	-	35
29364GA*4	6.17% Notes	6.17%	03/08	Now	MW (T+.50%)	-	72	72
29364GB*3	6.23% Notes	6.23%	03/08	Now	MW (T+.50%)	-	15	15
29364GAC7	6.13% Notes	6.13%	09/08	Now	MW (T+.50%)	-	150	150
29364GAA1	7.75% Notes	7.75%	12/09	Now	MW (T+.50%)	267	267	267
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW (T+.50%)	75	75	75
29364GB@1	6.9% Notes	6.9%	11/10	Now	MW (T+.50%)	140	140	140
29364G202, 29364G301	7.625% Notes(a)	7.625%	02/11			500	500	500
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW (T+.50%)	86	86	86

	Total					4,365	3,616	2,220

(a)	In December 2005, Entergy Corporation sold 10 million equity units with a stated amount of $50 each. An equity unit consisted of (1) a note, initially due February 2011 and initially bearing interest at an annual rate of 5.75%, and (2) a purchase contract that obligated the holder of the equity unit to purchase for $50 between 0.5705 and 0.7074 shares of Entergy Corporation common stock on or before February 17, 2009. Entergy paid the holders quarterly contract adjustment payments of 1.875% per year on the stated amount of $50 per equity unit. Under the terms of the purchase contracts, Entergy attempted to remarket the notes in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

SECURITIES RATINGS (OUTLOOK)

CORPORATE CREDIT
As of May 2009.	MOODY’S	S&P	FITCH
Entergy Corporation	Baa3 (stable)	BBB (outlook negative)	BBB- (outlook stable)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	2008					2007					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Earnings ($ millions)	117.1	159.7	257.8	53.2	587.8	104.4	148.2	333.1	97.0	682.7	(13.9)
Return on Average Invested Capital –
As-Reported (%)*	7.0	6.9	6.1	6.0	6.0	7.0	6.5	6.9	6.9	6.9	(13.0)
Return on Average Common Equity –
As-Reported (%)*	10.9	10.9	9.4	8.9	8.9	10.7	9.7	10.3	10.6	10.6	(16.0)
Debt to Capital Ratio (%)	51.9	52.1	53.1	53.0	53.0	50.9	51.6	51.6	51.5	51.5	2.9
NON-GAAP MEASURES
Operational Earnings ($ millions)	117.1	159.7	257.8	53.2	587.8	104.4	148.2	333.1	110.7	696.4	(15.6)
Return on Average Invested Capital –
Operational (%)*	7.1	7.0	6.2	6.0	6.0	7.0	6.6	7.0	7.0	7.0	(14.3)
Return on Average Common Equity –
Operational (%)*	11.1	11.1	9.6	8.9	8.9	10.7	9.9	10.6	10.8	10.8	(17.6)
Net Debt to Net Capital Ratio (%)	50.9	51.0	50.7	51.1	51.1	48.5	48.2	48.2	48.5	48.5	5.4

*	Trailing twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2008	2007	2006(a)	2005(a)	2004
GAAP MEASURES
As-Reported Earnings ($ millions)	587.8	682.7	691.2	659.8	643.4
Return on Average Invested Capital – As-Reported (%)	6.0	6.9	7.2	7.1	7.2
Return on Average Common Equity – As-Reported (%)	8.9	10.6	11.3	11.4	11.6
Debt to Capital Ratio (%)	53.0	51.5	51.3	51.8	51.7
NON-GAAP MEASURES
Operational Earnings ($ millions)	587.8	696.4	687.1	659.8	643.4
Return on Average Invested Capital – Operational (%)	6.0	7.0	7.2	7.1	7.2
Return on Average Common Equity – Operational (%)	8.9	10.8	11.2	11.4	11.6
Net Debt to Net Capital Ratio (%)	51.1	48.5	49.1	50.7	49.3

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)

($ millions)	2008	2007	2006	2005	2004
Entergy Arkansas	584	305	259	317	270
Entergy Gulf States					358
Entergy Gulf States Louisiana(b)	360	168	159	157
Entergy Louisiana	584	322	449	551	240
Entergy Mississippi	156	157	240	164	163
Entergy New Orleans	103	94	76	58	51
Entergy Texas	284	167	217	214
System Energy Resources	86	84	34	37	32
Other	31	19	18	7	37

Total excluding Entergy New Orleans	2,085	1,222	1,376	1,447	1,101

Total including Entergy New Orleans	2,188	1,316	1,452	1,505	1,152

(a)	Historical capital expenditures include storm capital spending.

(b)	Excludes Entergy Texas capital expenditures.

Certain prior year data has been reclassified to conform with current year presentation.

UTILITY PLANNED CAPITAL EXPENDITURES(a)

	2009		2010		2011
($ millions)	MAINTENANCE CAPITAL	CAPITAL COMMITMENTS	MAINTENANCE CAPITAL	CAPITAL COMMITMENTS	MAINTENANCE CAPITAL	CAPITAL COMMITMENTS
Entergy Arkansas	186	25	171	102	179	178
Entergy Gulf States Louisiana	123	301	105	238	111	208
Entergy Louisiana	143	308	149	427	152	520
Entergy Mississippi	120	19	130	23	122	24
Entergy New Orleans	30	4	30	1	30	1
Entergy Texas	100	18	88	26	88	52
System Energy Resources	15	120	21	154	15	85
Other	21	11	21	22	16	6

Total	738	806	715	993	713	1,074

(a)	Planned capital expenditures do not include storm capital spending.

UTILITY SECURITIES RATINGS (OUTLOOK)

	MORTGAGE BONDS			PREFERRED STOCK
As of May 2009.	MOODY’S	S&P	FITCH	MOODY’S	S&P	FITCH
Entergy Arkansas, Inc.	Baa1 (stable)	A– (outlook neg.)	BBB+(stable)	Ba1	BB+	BBB–
Entergy Gulf States Louisiana, L.L.C.	Baa3 (positive)	BBB+ (outlook neg.)	BBB (stable)	Ba3	BB+	BB+
Entergy Louisiana, LLC	Baa1 (stable)	A– (outlook neg.)	BBB+ (stable)	Ba1	BB+	BBB–
Entergy Mississippi, Inc.	Baa2 (stable)	A– (outlook neg.)	BBB+ (stable)	Ba2	BB+	BBB–
Entergy New Orleans, Inc.	Baa3 (stable)	BBB+ (outlook neg.)	BBB (stable)	B1	BB	BB+
Entergy Texas, Inc.	Baa3 (stable)	BBB+ (outlook neg.)	BBB (stable)	n/a	n/a	n/a
System Energy Resources, Inc.	Baa3 (stable)	BBB+ (outlook neg.)	BBB– (stable)	–	–	–

UTILITY FINANCIAL RESULTS

2008 UTILITY/PARENT/OTHER CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, for the year ending December 31, 2008.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	PARENT/ OTHER ELIMINATIONS	UTILITY/ PARENT/ OTHER
OPERATING REVENUES:
Electric	$2,328,349	$2,632,952	$3,051,294	$1,462,182	$672,940	$2,012,258	$528,998	$(2,612,199)	$10,076,774
Natural gas	-	100,413	-	-	141,443	-	-	-	241,856
Competitive businesses	-	-	-	-	-	-	-	29,011	29,011

Total	2,328,349	2,733,365	3,051,294	1,462,182	814,383	2,012,258	528,998	(2,583,188)	10,347,641

OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	283,547	474,314	1,048,502	456,730	330,472	581,696	44,506	(7,363)	3,212,404
Purchased power	953,663	1,425,936	1,010,804	468,219	227,065	965,426	-	(2,593,372)	2,457,741
Nuclear refueling outage expenses	29,611	25,705	19,638	-	-	-	17,266	1	92,221
Other operation and maintenance	524,940	337,794	408,489	216,554	108,576	176,096	120,165	37,167	1,929,781
Decommissioning	35,083	12,533	19,907	-	-	184	27,642	472	95,821
Taxes other than income taxes	85,590	77,438	63,184	63,807	41,641	53,615	15,896	4,506	405,677
Depreciation and amortization	237,168	136,606	197,909	83,297	32,756	75,125	126,441	7,330	896,632
Other regulatory charges (credits) – net	(26,747)	(679)	32,763	38,385	4,114	24,197	(12,151)	1	59,883

Total	2,122,855	2,489,647	2,801,196	1,326,992	744,624	1,876,339	339,765	(2,551,258)	9,150,160

OPERATING INCOME	205,494	243,718	250,098	135,190	69,759	135,919	189,233	(31,930)	1,197,481

OTHER INCOME:
Allowance for equity funds used during construction	6,259	7,417	18,439	2,966	602	3,928	4,910	2	44,523
Interest and dividend income	21,174	83,105	46,370	1,778	9,664	11,736	12,086	(29,620)	156,293
Equity in earnings (loss) of unconsolidated equity affiliates	-	-	-	-	-	-	-	(2,161)	(2,161)
Miscellaneous – net	(4,731)	(5,516)	(3,703)	(2,047)	(1,432)	12,387	(643)	(8,363)	(14,048)

Total	22,702	85,006	61,106	2,697	8,834	28,051	16,353	(40,142)	184,607

INTEREST AND OTHER CHARGES:
Interest on long-term debt	79,945	123,439	83,003	41,560	12,465	72,441	56,404	30,422	499,679
Other interest – net	7,787	7,758	11,307	5,328	8,517	7,756	263	127,659	176,375
Allowance for borrowed funds used during construction	(3,311)	(4,437)	(11,297)	(1,951)	(388)	(2,240)	(1,642)	(1)	(25,267)

Total	84,421	126,760	83,013	44,937	20,594	77,957	55,025	158,080	650,787

INCOME BEFORE INCOME TAXES	143,775	201,964	228,191	92,950	57,999	86,013	150,561	(230,152)	731,301
Income taxes	96,623	57,197	70,648	33,240	23,052	28,118	59,494	(76,378)	291,994

CONSOLIDATED NET INCOME	47,152	144,767	157,543	59,710	34,947	57,895	91,067	(153,774)	439,307
Preferred dividend requirements and other	6,873	825	6,950	2,828	965	-	-	(1,134)	17,307

EARNINGS APPLICABLE TO COMMON STOCK/EQUITY	$40,279	$143,942	$150,593	$56,882	$33,982	$57,895	$91,067	$(152,640)	$422,000

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2008 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2008.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	PARENT/ OTHER ELIMINATIONS	UTILITY/ PARENT/ OTHER
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$ 3,292	$ 22,671	$ -	$ 1,072	$ 1,119	$ 2,201	$ 250	$ 79,598	$ 110,203
Temporary cash investments – at cost, which approximates market	36,276	26,632	138,918	10	136,325	38	102,538	914,761	1,355,498

Total cash and cash equivalents	39,568	49,303	138,918	1,082	137,444	2,239	102,788	994,359	1,465,701

Notes receivable	-	-	-	-	-	-	-	99,330	99,330
Securitization recovery trust account	-	-	-	-	-	12,062	-	-	12,062
Accounts receivable:									-
Customer	113,135	69,264	127,765	76,503	53,934	82,583	-	164	523,348
Allowance for doubtful accounts	(19,882)	(1,230)	(1,698)	(687)	(1,112)	(1,001)	-	-	(25,610)
Associated companies	56,534	179,217	244,575	29,291	70,608	258,629	91,119	(790,061)	139,912
Other	64,762	60,618	11,271	11,675	3,270	14,122	3,074	10,415	179,207
Accrued unbilled revenues	71,118	50,272	67,512	35,451	28,107	30,262	-	192	282,914

Total account receivable	285,667	358,141	449,425	152,233	154,807	384,595	94,193	(779,290)	1,099,771

Deferred fuel costs	119,061	-	-	5,025	21,827	21,179	-	-	167,092
Accumulated deferred income taxes	-	50,039	66,229	19,335	-	88,611	-	(216,907)	7,307
Fuel inventory – at average cost	15,223	33,751	-	9,288	8,198	57,645	-	89,208	213,313
Materials and supplies – at average cost	121,769	104,579	128,388	31,921	9,472	36,329	74,496	(1,234)	505,720
Deferred nuclear refueling outage costs	42,932	17,135	19,962	-	-	-	26,485	-	106,514
System agreement cost equalization	394,000	-	-	-	-	-	-	-	394,000
Debt assumption by Entergy Texas	-	100,509	-	-	-	-	-	(100,509)	-
Prepayments and other	36,530	6,381	10,046	6,290	4,483	12,785	75,772	(46,243)	106,044

Total	1,054,750	719,838	812,968	225,174	336,231	615,445	373,734	38,714	4,176,854

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	11,200	189,560	545,154	5,615	3,259	845	-	6,599,159	7,354,792
Decommissioning trust funds	390,529	303,178	180,862	-	-	-	268,822	-	1,143,391
Non-utility property – at cost less accumulated depreciation)	1,439	120,829	1,306	5,000	1,016	1,788	-	94,955	226,333
Notes receivable – Entergy New Orleans	-	-	9,353	7,610	-	-	25,560	(42,523)	-
Storm reserve escrow account	-	-	-	31,692	-	-	-	(31,692)	-
Other	5,391	13,245	1,805	-	2,878	17,451	-	62,538	103,308

Total	408,559	626,812	738,480	49,917	7,153	20,084	294,382	6,682,437	8,827,824

UTILITY PLANT:
Electric	7,305,165	6,402,668	6,734,732	2,951,636	767,327	2,912,972	3,314,473	489,518	30,878,491
Property under capital lease	1,417	-	256,348	7,806	-	-	479,933	-	745,504
Natural gas	-	106,125	-	-	197,231	-	-	413	303,769
Construction work in progress	142,391	201,544	602,070	81,959	22,314	221,387	122,952	63,564	1,458,181
Nuclear fuel under capital lease	125,072	140,689	74,197	-	-	-	125,416	-	465,374
Nuclear fuel	12,115	11,177	-	-	-	-	7,448	99,935	130,675

Total utility plant	7,586,160	6,862,203	7,667,347	3,041,401	986,872	3,134,359	4,050,222	653,430	33,981,994
Less – accumulated depreciation and amortization	3,272,280	3,560,458	3,245,701	1,058,426	542,499	1,104,116	2,206,780	375,399	15,365,659

Utility plant – net	4,313,880	3,301,745	4,421,646	1,982,975	444,373	2,030,243	1,843,442	278,031	18,616,335

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	58,455	316,421	107,596	23,693	-	84,997	89,473	(98,916)	581,719
Other regulatory assets	688,964	287,912	515,053	226,933	208,524	1,117,257	333,389	237,072	3,615,104
Deferred fuel costs	-	100,124	67,998	-	-	-	-	-	168,122
Long-term receivables	-	21,558	1,209	-	-	559	-	(23,326)	-
Goodwill	-	-	-	-	-	-	-	374,099	374,099
Debt assumption by Entergy Texas	-	669,462	-	-	-	-	-	(669,462)	-
Other	43,605	13,089	20,218	19,451	7,254	116,186	10,970	513,726	744,499

Total	791,024	1,408,566	712,074	270,077	215,778	1,318,999	433,832	333,193	5,483,543

TOTAL ASSETS	$6,568,213	$6,056,961	$6,685,168	$2,528,143	$1,003,535	$3,984,771	$2,945,390	$7,332,375	$37,104,556

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2008 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2008.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	PARENT OTHER/ ELIMINATIONS	UTILITY/ PARENT/ OTHER
LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ -	$ 219,470	$ -	$ -	$ -	$ 100,509	$ 28,440	$ 166,492	$ 514,911
Notes payable:
Associated companies	-	-	-	-	-	144,662	-	1,196,536	1,341,198
Other	-	-	-	-	-	342,449	-	(287,415)	55,034
Accounts payable:									-
Associated companies	433,460	155,147	67,465	115,876	24,523	-	2,723	(701,664)	97,530
Other	142,974	162,319	254,055	39,623	39,327	-	35,215	548,902	1,222,415
Customer deposits	60,558	40,484	78,401	58,517	18,944	40,589	-	4,810	302,303
Taxes accrued	-	418	25,693	40,896	20,346	49,595	-	38,972	175,920
Accumulated deferred income taxes	198,902	-	-	-	7,387	-	9,645	(215,934)	-
Interest accrued	25,207	30,112	38,280	17,113	3,930	22,102	48,590	444	185,778
Deferred fuel costs	-	91,976	91,563	-	-	-	-	-	183,539
Obligations under capital leases	60,276	24,368	38,362	-	-	-	37,619	1,768	162,393
Pension and other postretirement liabilities	-	7,479	8,935	-	-	1,269	-	23,970	41,653
Gas hedge contracts	-	20,184	26,668	15,610	-	-	-	(62,462)	-
System agreement cost equalization	-	67,000	156,000	23,000	-	214,315	-	-	460,315
Other	17,290	9,220	33,841	5,373	9,203	4,551	-	67,330	146,808

Total	938,667	828,177	819,263	316,008	123,660	920,041	162,232	781,749	4,889,797

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,307,596	1,308,449	1,940,065	571,193	112,827	756,996	365,134	(643,772)	5,718,488
Accumulated deferred investment tax credits	51,881	91,634	82,848	8,605	2,471	24,128	61,708	2,295	325,570
Obligations under capital leases	66,214	116,321	35,843	6,418	-	-	87,797	30,500	343,093
SFAS 109 regulatory liability – net	-	-	-	-	72,046	-	-	(72,046)	-
Other regulatory liabilities	27,141	22,007	43,562	22,331	12,040	-	197,051	(43,489)	280,643
Decommissioning and asset retirement cost liabilities	540,709	222,909	276,839	4,784	2,966	3,250	396,201	-	1,447,659
Accumulated provisions	15,925	13,896	19,916	36,957	10,609	12,936	2,025	24,185	136,449
Pension and other postretirement liabilities	441,920	188,390	282,683	118,223	49,322	91,316	72,008	487,962	1,731,824
Note payable to Entergy Corporation	-	-	-	-	-	160,000	-	(160,000)	-
Long-term debt	1,618,171	1,827,859	1,387,473	695,330	272,973	1,084,368	744,900	3,360,130	10,991,204
Gas system rebuild insurance proceeds	-	-	-	-	98,418	-	-	(98,418)	-
Other	43,780	105,176	88,838	32,656	14,997	31,587	-	418,218	735,252

Total	4,113,337	3,896,641	4,158,067	1,496,497	648,669	2,164,581	1,926,824	3,305,565	21,710,182

Preferred stock without sinking fund	116,350	10,000	100,000	50,381	19,780	-	-	(16,000)	280,511

Commitments and Contingencies

SHAREHOLDERS’ OR MEMBERS’ EQUITY:
Common stock or members’ equity	470	1,352,408	1,632,053	199,326	33,744	49,452	789,350	(1,893,054)	2,163,749
Paid-in capital/capital stock expense and other	588,444	-	-	(690)	36,294	481,994	-	5,873,581	6,979,623
Retained earnings	810,945	-	-	466,621	141,388	368,703	66,984	3,640,171	5,494,812
Accumulated other comprehensive income (loss)	-	(30,265)	(24,215)	-	-	-	-	(64,424)	(118,904)
Less – treasury stock, at cost	-	-	-	-	-	-	-	4,295,214	4,295,214

Total	1,399,859	1,322,143	1,607,838	665,257	211,426	900,149	856,334	3,261,060	10,224,066

TOTAL LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY	$6,568,213	$6,056,961	$6,685,168	$2,528,143	$1,003,535	$3,984,771	$2,945,390	$7,332,375	$37,104,556

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2008	2007	2006	2005	2004
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	40.3	132.2	165.6	166.9	134.4
Less Special Items ($ millions)	-	(5.9)	-	-	-

Operational Earnings ($ millions)	40.3	138.1	165.6	166.9	134.4

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	2.9	9.4	11.6	12.1	10.3
Return on Average Invested Capital – As-Reported (%)	3.2	6.5	7.6	7.6	6.6
Cash Flow Interest Coverage (# times)	6.3	5.2	7.0	7.7	7.9
Debt to Capital Ratio (%)	53.5	49.0	48.1	47.5	50.1
Total Debt ($ millions)	1,745	1,442	1,436	1,400	1,450
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,400	1,385	1,434	1,430	1,327
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	2.9	9.8	11.6	12.1	10.3
Return on Average Invested Capital – Operational (%)	3.2	6.7	7.6	7.6	6.6
Net Debt to Net Capital Ratio (%)	52.9	49.0	47.5	47.4	48.5

		2007 PRO FORMA(a)
ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	143.9	129.9	REFER TO PAGE 30
Less Special Items ($ millions)	-	(3.6)

Operational Earnings ($ millions)	143.9	133.5

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.0	10.4
Return on Average Invested Capital – As-Reported (%)	6.1	6.8
Cash Flow Interest Coverage (# times)	5.4	3.9(b)
Debt to Capital Ratio (%)	51.6(b)	51.5(b)
Total Debt ($ millions)	1,418(b)	1,381(b)
Total Preferred ($ millions)	10	10
Total Equity ($ millions)	1,322	1,290
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.0	10.6
Return on Average Invested Capital – Operational (%)	8.2	8.3
Net Debt to Net Capital Ratio (%)	50.7	49.5

(a) Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

(b) See page 72 for Pro Forma calculations.

ENTERGY LOUISIANA, LLC(a)
As-Reported Earnings ($ millions)	150.6	136.4	130.7	128.1	127.5
Less Special Items ($ millions)	-	(2.2)	-	-	-

Operational Earnings ($ millions)	150.6	138.6	130.7	128.1	127.5

GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	9.8	9.8	10.8	12.0	12.4
Return on Average Invested Capital – As-Reported (%)	7.1	7.1	7.3	7.8	8.4
Cash Flow Interest Coverage (# times)	14.0	5.6	6.1	3.1	8.3
Debt to Capital Ratio (%)	46.1	43.4	46.4	51.3	49.6
Total Debt ($ millions)	1,462	1,192	1,230	1,271	1,017
Total Preferred ($ millions)	100	100	100	100	-
Total Equity ($ millions)	1,608	1,454	1,318	1,105	1,033
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	9.8	10.0	10.8	12.0	12.4
Return on Average Invested Capital – Operational (%)	7.1	7.2	7.3	7.8	8.4
Net Debt to Net Capital Ratio (%)	43.6	43.4	46.4	49.2	45.8

(a)	Effective December 31, 2005, Entergy Louisiana, LLC, (ELL), a limited liability company organized under the laws of the State of Texas as part of a restructuring involving a Texas statutory merger-by-division, succeeded to all of the regulated utility operations of Entergy Louisiana, Inc. (ELI). ELL was allocated substantially all of the property and other assets of ELI, including all assets used to provide retail and wholesale electric service to ELI’s retail customers. ELL also assumed substantially all of the liabilities of ELI, including all of its debt securities and leases but excluding the outstanding preferred stock of ELI. Current and prior periods reflect metrics for ELL.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2008		2007		2006	2005	2004
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	56.9		69.3		49.5	58.8	70.1
Less Special Items ($ millions)	-		-		-	-	-

Operational Earnings ($ millions)	56.9		69.3		49.5	58.8	70.1

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	8.6		10.9		8.3	10.6	13.3
Return on Average Invested Capital – As-Reported (%)	6.2		6.9		5.9	6.7	7.7
Cash Flow Interest Coverage (# times)	2.7		4.8		10.1	1.1	7.3
Debt to Capital Ratio (%)	49.6		49.9		54.3	52.7	54.2
Total Debt ($ millions)	703		704		795	695	695
Total Preferred ($ millions)	50		50		50	50	50
Total Equity ($ millions)	665		657		618	573	537
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	8.6		10.9		8.3	10.6	13.3
Return on Average Invested Capital – Operational (%)	6.2		6.9		5.9	6.7	7.7
Net Debt to Net Capital Ratio (%)	49.5		48.4		51.9	52.6	51.1

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	34.0		23.5		4.1	0.8	27.1
Less Special Items ($ millions)	-		-		-	-	-

Operational Earnings ($ millions)	34.0		23.5		4.1	0.8	27.1

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	17.5		14.2		2.7	0.5	18.9
Return on Average Invested Capital – As-Reported (%)	9.5		7.7		3.3	1.8	9.6
Cash Flow Interest Coverage (# times)	5.3		11.5		5.9	(1.9)	5.2
Debt to Capital Ratio (%)	54.1		60.6		61.9	66.4	56.9
Total Debt ($ millions)
Not Subject to Compromise ($ millions)	273		304		282	105	230
Subject to Compromise ($ millions)	-		-		-	230	-

Total Debt ($ millions)	273		304		282	335	230

Total Preferred ($ millions)	20		20		20	20	20
Total Equity ($ millions)	211		177		154	150	154
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	17.5		14.2		2.7	0.5	18.9
Return on Average Invested Capital – Operational (%)	9.5		7.7		3.3	1.8	9.6
Net Debt to Net Capital Ratio (%)	37.0		51.8		60.4	62.8	56.0

			2007 PRO FORMA(a)
ENTERGY TEXAS, INC.
As-Reported Earnings ($ millions)	57.9		58.9		REFER TO PAGE 30
Less Special Items ($ millions)	-		-
Operational Earnings ($ millions)	57.9		58.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	6.1		5.9
Return on Average Invested Capital – As-Reported (%)	4.5		4.9
Cash Flow Interest Coverage (# times)	1.1		3.0
Debt to Capital Ratio (%) (b)	53.5	(b)	55.9	(b)
Total Debt ($ millions)	1,035	(b)	1,083	(b)
Total Preferred ($ millions)	-		-
Total Equity ($ millions)	900	(b)	854	(b)
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	6.6	(b)	7.0	(b)
Return on Average Invested Capital – Operational (%)	5.5	(b)	5.7	(b)
Net Debt to Net Capital Ratio (%)	53.4		47.9

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

(b)	See page 72 for Pro Forma calculations.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2008	2007	2006	2005	2004
SYSTEM ENERGY RESOURCES, INC.
As-Reported Earnings ($ millions)	91.1	136.1	140.3	111.6	105.9
Less Special Items ($ millions)	-	(1.9)	-	-	-

Operational Earnings ($ millions)	91.1	138.0	140.3	111.6	105.9

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	10.6	15.8	16.0	12.5	11.9
Return on Average Invested Capital – As-Reported (%)	7.1	9.8	9.9	8.1	7.7
Cash Flow Interest Coverage (# times)	4.9	4.9	3.1	5.5	7.1
Debt to Capital Ratio (%)	51.2	50.6	50.6	51.1	51.2
Total Debt ($ millions)	899	882	879	934	940
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	856	862	857	894	895
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	10.6	16.0	16.0	12.5	11.9
Return on Average Invested Capital – Operational (%)	7.1	9.9	9.9	8.1	7.7
Net Debt to Net Capital Ratio (%)	48.2	47.4	46.4	49.0	44.7

ENTERGY GULF STATES, INC.
As-Reported Earnings ($ millions)			208.0	202.3	187.8
Less Special Items ($ millions)			-	-	-

Operational Earnings ($ millions)			208.0	202.3	187.8

GAAP MEASURES
Return on Average Common Equity – As-Reported (%)			9.4	10.1	10.8
Return on Average Invested Capital – As-Reported (%)			6.4	6.5	6.6
Cash Flow Interest Coverage (# times)			6.5	1.5	5.3
Debt to Capital Ratio (%)			52.0	51.7	53.1
Total Debt ($ millions)			2,442	2,426	2,078
Total Preferred ($ millions)			47	47	47
Total Equity ($ millions)			2,206	2,224	1,785
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)			9.4	10.1	10.8
Return on Average Invested Capital – Operational (%)			6.4	6.5	6.6
Net Debt to Net Capital Ratio (%)			50.1	51.4	53.0

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP				MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
		TYPE*	RATE				2008	2007	2006
								(in millions)
29364DAM2	4.50% Series	M	4.50%	06/10	Now	MW (T + .25%)	$100	$ 100	$100
29364DAN0	5.40% Series	M	5.40%	08/13	Now	MW (T + .35%)	300	-	-
732835AW3	6.3% Series – Pope County(c)	G(b)	6.3%	2016	Now	100%	20	20	20
472712ER5	4.6% Series – Jefferson County(c)	G(b)	4.6%	2017	6/13/11	100%	55	55	55
29364DAE0	5.4% Series	M	5.4%	05/18	Now	MW (T + .25%)	150	150	150
29364DAH3	5.0% Series	M	5.0%	07/18	Now	MW (T + .25%)	115	115	115
732835BA0	6.3% Series – Pope County	G(b)	6.3%	2020	Now	100%	120	120	120
453424BP	5.0% Series – Independence County(c)	G(b)	5.0%	2021	7/1/10	100%	45	45	45
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	175
29364D811	6.7% Series	M	6.7%	04/32	Now	100%	100	100	100
29364D795	6.0% Series	M	6.0%	11/32	Now	100%	100	100	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25%)	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	MW (T + .25%)	60	60	60

	Total bonds						1,439	1,139	1,139

OTHER LONG-TERM DEBT:
	Long-Term United States Department of Energy Obligation(d)						180	177	169
	Unamortized Premium and Discount – Net						(1)	(2)	(2)

TOTAL LONG-TERM DEBT							1,618	1,315	1,306
Less Amount Due Within One Year							-	-	-

Long-Term Debt Excluding Amount Due Within One Year							$1,618	$1,315	$1,306

Fair Value of Long-Term Debt(a)							$1,306	$1,101	$1,113

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.6%	5.6%	5.6%

(a)	The fair value excludes lease obligations and long-term DOE obligations, and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)	Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy utility operating company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

Totals may not foot due to rounding.

			SHARES AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK: CUSIP			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
		RATE	2008	2007	2006	2008	2007	2006	2008
	Without sinking fund:						(in millions)
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$ 7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	3,000,000	75	75	75	-

	Total without sinking fund		3,413,500	3,413,500	3,413,500	$116	$116	$116

(a)	Series is non-callable until April 2011; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2008	2007	2006
								(in millions)
29364LAG7	3.6% Series	M(c)	3.6%	06/08	Now	100%	$-	$ 325	$325
296364LAW2	Libor + 0.75% Series	M(c)	Libor + 0.75%	12/08	Now	100%	-	350	350
29364LAN5	Libor + 0.4% Series	M(c)	Libor + 0.4%	12/09	Now	100%	219	219	225
29364LAV4	5.12% Series	M(c)	5.12%	08/10	Now	100%	100	100	100
128318BL5	5.45% Series – Calcasieu Parish	G(b,c)	5.45%	2010	Now	100%	22	22	22
730816AF9	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%	48	48	48
29364LAQ5	4.875% Series	M(c)	4.875%	11/11	Now	100%	200	200	200
29364LAF9	6.0% Series	M(c)	6.0%	12/12	Now	100%	140	140	140
730816AF9	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%	17	17	17
450877AJ	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%	22	22	22
29364LAS1	5.6% Series	M(c)	5.6%	12/14	Now	100%	50	50	50
29364LAU6	5.70% Series	M(c)	5.70%	06/15	Now	MW (T +. 30%)	200	200	200
952789AQ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2015	Now	100%	28	28	28
952789AW5	7.0% Series – West Feliciana Parish	G(b,c)	7.0%	2015	Now	100%	39	39	39
29364LAN2	5.25% Series	M(c)	5.25%	08/15	Now	100%	200	200	200
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	20	20	20
29365PAM4	6.00% Series	M	6.00%	05/18	Now	MW (T + .40%)	375	-	-
952789BB0	6.6% Series – West Feliciana Parish	G(b,c)	6.6%	2028	Now	100%	40	40	40
29364LAL6	6.2% Series	M(c)	6.2%	07/33	Now	MW (T + .15%)	240	240	240
2936LAT9	6.18% Series	M(c)	6.18%	03/35	Now	MW (T + .30%)	85	85	85

	Total bonds						2,045	2,346	2,352

OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(2)	(1)	(2)
	Other						4	4	9

TOTAL LONG-TERM DEBT							2,047	2,349	2,358
Less Amount Due Within One Year							219	675	-

Long-Term Debt Excluding Amount Due Within One Year							$1,828	$1,674	$2,358

Fair Value of Long-Term Debt(a)							$1,871	$2,283	$2,324

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.4%	5.5%	5.5%

(a)	The fair value excludes lease obligations and long-term DOE obligations, and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	Entergy Gulf States Louisiana remains primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2008 and 2007. Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas.

Totals may not foot due to rounding.

									REDEMPTION PRICE PER SHARE AS OF DECEMBER 31,
PREFERRED MEMBERSHIP INTERESTS:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2008	2007	2006	2008	2007	2006	2008
							(in millions)
Cumulative, $100 liquidation value
	8.25% Series(c)		100,000	100,000	-	$10	$10	$ -	-
Authorized 6,000,000 shares, $100 par value, cumulative
	Without sinking fund:
29364L201	4.40% Series	4.40%	-	-	51,173	-	-	5	-
29364L789	4.50% Series	4.50%	-	-	5,830	-	-	1	-
29364L797	4.40% 1949 Series	4.40%	-	-	1,655	-	-	-	-
29364L805	4.20% Series	4.20%	-	-	9,745	-	-	1	-
29364L300	4.44% Series	4.44%	-	-	14,804	-	-	1	-
29364L508	5.00% Series	5.00%	-	-	10,993	-	-	1	-
29364L607	5.08% Series	5.08%	-	-	26,845	-	-	3	-
29364L409	4.52% Series	4.52%	-	-	10,564	-	-	1	-
29364L706	6.08% Series	6.08%	-	-	32,829	-	-	3	-
29364L847	7.56% Series	7.56%	-	-	308,830	-	-	31	-

	Total without sinking fund		100,000	100,000	473,268	$10	$10	$47
	With sinking fund:
29364L839	Adjustable Rate – A, 7.0%(b)	7.0%	-	-	60,000	-	-	6	-
29364L821	Adjustable Rate – B, 7.0%(b)	7.0%	-	-	45,000	-	-	4	-

	Total with sinking fund		-	-	105,000	$ -	$ -	$10

Fair Value of Preferred Membership Interests with sinking fund(a)						$ -	$ -	$ 8

(a)	Fair values were determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Represents weighted-average annualized rates for 2006.

(c)	Series is non-callable until January 2016; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2008	2007	2006
								(in millions)
29364WAD0	4.67% Series	M	4.67%	06/10	Now	MW (T + .20%)	$55	$ 55	$55
29364WAG3	5.83% Series	M	5.83%	11/10	Now	100%	150	150	150
29364WAC2	5.09% Series	M	5.09%	11/14	Now	MW (T + .20%)	115	115	115
29364WAE8	5.56% Series	M	5.56%	09/15	Now	MW (T + .25%)	100	100	100
29364WAJ7	6.50 % Series	M	6.50%	09/18	Now	MW (T + .40%)	300	-	-
29364WAA6	5.5% Series	M	5.5%	04/19	Now	MW (T + .25%)	100	100	100
788070CD0	Auction Rate – St. Charles Parish(c)	G(b)	3.66%	2030	Now	100%	-	60	60
29364W207	7.6% Series	M	7.6%	04/32	Now	100%	150	150	150
29364WAB4	6.4% Series	M	6.4%	10/34	Now	MW (T + .25%)	70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	MW (T + .35%)	100	100	100

	Total bonds						1,140	900	900

OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				248	248	248
	Unamortized Premium and Discount – Net						-	-	-

TOTAL LONG-TERM DEBT							1,387	1,148	1,148

Less Amount Due Within One Year							-	-	-

Long-Term Debt Excluding Amount Due Within One Year							$1,387	$1,148	$1,148

Fair Value of Long-Term Debt(a)							$1,085	$ 875	$870

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							6.4%	6.2%	6.2%

(a)	The fair value excludes lease obligations and long-term DOE obligations, and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC

PREFERRED MEMBERSHIP INTERESTS:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2008	2007	2006	2008	2007	2006	2008
							(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
293649208	6.95% Series(a)	6.95%	1,000,000	1,000,000	1,000,000	$100	$100	$100	-

(a)	Series is non-callable until December 2010; thereafter callable at par.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2008	2007	2006
								(in millions)
29364NAJ7	4.35% Series	M	4.35%	04/08	Now	100%	$-	$ -	$100
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)	80	80	80
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)	100	100	100
29364NAN8	5.92% Series	M	5.92%	02/16	Now	MT (T + .30%)	100	100	100
29364NAK4	4.95% Series	M	4.95%	06/18	Now	MW (T + .25%)	95	95	95
605277AF9	4.60% Series – Mississippi Business Finance Corp.(c)	G(b)	4.60%	2022	10/1/09	100%	16	16	16
453424BN2	4.90 Series – Independence County(c)(d)	G(b)	4.90%	2022	Now	100%	30	30	30
29364N876	6.0% Series	M	6.0%	11/32	Now	100%	75	75	75
29364N868	7.25% Series	M	7.25%	12/32	Now	100%	100	100	100
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	100

	Total bonds						696	696	796

OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(1)

TOTAL LONG-TERM DEBT							695	695	795
Less Amount Due Within One Year							-	-	-

Long-Term Debt Excluding Amount Due Within One Year							$695	$695	$795

Fair Value of Long-Term Debt(a)							$629	$671	$779

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.7%	5.7%	5.5%

(a)	The fair value excludes lease obligations and long-term DOE obligations, and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)	In April 2008, Entergy Mississippi repurchased its $30 million of Auction Rate Independence County Pollution Control Revenue Bonds due July 2022. In June 2008, Entergy Mississippi remarketed the series and fixed the interest rate to maturity at 4.90%.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		Rate	2008	2007	2006	2008	2007	2006	2008
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$ 6	$ 6	$ 6	$103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10	10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series(a)	6.25%	1,200,000	1,200,000	1,200,000	30	30	30	-

	Total without sinking fund		1,403,807	1,403,807	1,403,807	$50	$50	$50

(a)	Series is non-callable until August 2010; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY NEW ORLEANS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2008	2007	2006
								(in millions)
29364PAE3	3.875% Series	M	3.88%	08/08	Now	MW (T + .25%)	$-	$ 30	$30
29364PAL7	4.98% Series	M	4.98%	07/10	Now	101%	30	30	30
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70	70
29364PAD5	6.75% Series	M	6.75%	10/17	Now	100%	25	25	25
29364PAK9	5.6% Series	M	5.60%	09/24	9/1/08	100%	34	35	35
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	39	40	40

	Total bonds						199	230	230

OTHER LONG-TERM DEBT:
	Affiliated Notes Payable						74	74	-
	Unamortized Premium and Discount – Net						-	-	-

TOTAL LONG-TERM DEBT(b)							273	304	230
Less Amount Due Within One Year							-	30	-

Long-Term Debt Excluding Amount Due Within One Year							$273	$274	$230

Fair Value of Long-Term Debt(a)							$179	$220	$219

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.4%	5.3%	5.3%

(a)	The fair value excludes lease obligations and long-term DOE obligations, and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2008	2007	2006	2008	2007	2006	2008
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$ 8	$ 8	$ 8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6	102.59

	Total without sinking fund		197,798	197,798	197,798	$20	$20	$20

SYSTEM ENERGY RESOURCES, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2008	2007	2006
								(in millions)
871911AQ6	4.875% Series	M	4.88%	10/07	Now	MW (T + .30%)	$-	$ -	$70
871911AR4	6.2% Series	M	6.2%	10/12	Now	MW (T + .35%)	70	70	-
	5.875% Series –
179423AC2	Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	100%	216	216	216
	5.9% Series –
605277AC6	Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	100%	103	103	103
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	90	90	90

	Total bonds						479	479	479

OTHER LONG-TERM DEBT:
	Grand Gulf Lease Obligation 5.13%		5.13%				295	322	345
	Unamortized Premium and Discount – Net						(1)	(1)	(1)

TOTAL LONG-TERM DEBT							773	800	823
Less Amount Due Within One Year							28	27	93

Long-Term Debt Excluding Amount Due Within One Year							$745	$773	$730

Fair Value of Long-Term Debt(a)							$364	$481	$480

*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.7%	5.6%	5.6%

(a)	The fair value excludes lease obligations and long-term DOE obligations, and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

			OWNED & LEASED (MW)(a)
	OPERATED			OPERATED (MW)
As of December 31, 2008.	PLANTS	UNITS
Plants that use fuel type:
Gas/Oil	29	75	14,631	14,822
Coal	3	5	2,259	3,883
Petroleum Coke	1	2	-	200

Total Fossil	33	82	16,890	18,905

Hydro	3	7	70	150

Nuclear	4	5	5,118	5,244

Total Capability	40	94	22,078	24,299

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2008	2007	2006	2005	2004
SOURCES OF ENERGY (GWh)(a)
Net Generation:
Gas & Oil	24,552	24,131	18,703	21,388	22,619
Coal	15,648	15,035	14,383	13,502	15,359
Nuclear	37,994	40,988	41,687	38,432	41,710
Hydro	197	135	74	97	151

Total Net Generation	78,391	80,289	74,847	73,419	79,839

Purchased Power:
Affiliated Companies	817	729	1,428	3,501	1,545
Non-affiliated Companies	32,582	33,978	36,974	36,689	36,422

Total Purchased Power	33,399	34,707	38,402	40,190	37,967

Total Sources of Energy	111,790	114,996	113,249	113,609	117,806

USES OF ENERGY (GWh)(a)
Electric Energy Sales:
Residential	33,047	33,281	31,665	31,569	32,897
Commercial	27,340	27,408	25,079	24,401	26,468
Industrial	37,843	38,985	38,339	37,615	40,293
Governmental	2,379	2,339	1,580	1,568	2,568

Total Retail	100,609	102,013	96,663	95,153	102,226

Sales for Resale	5,401	6,145	10,803	11,460	8,623

Unbilled Energy	(264)	277	(167)	(823)	1,140

Total Electric Energy Sales	105,746	108,435	107,299	105,790	111,989

Line Losses and Company Usage	6,044	6,561	5,950	7,819	5,817

Total Uses of Energy	111,790	114,996	113,249	113,609	117,806

Peak Demand (MW)	21,241	22,001	20,887	21,391	21,174
Operational Summer Capacity at Peak (MW)	24,844	23,996	22,087	22,247	21,207
Annual System Load Factor (%)	59	59	62	59	60
Retail Electric Sales Growth Rate (%)(a)	(1.4)	5.5	1.6	(1.1)	2.3
Retail Electric Sales Weather-Adjusted Growth Rate (%)(a)	(0.5)	6.0	1.9	(2.7)	2.8
Regional Gross Domestic Product Rate (%)	1.6	3.8	2.6	(0.3)	2.5
National Gross Domestic Product Rate (%)	1.3	2.2	3.3	3.6	4.4
Average Fuel Cost (cents/KWh)(a)
Natural Gas	10.28	8.05	7.75	9.91	7.31
Nuclear Fuel	0.60	0.57	0.51	0.49	0.49
Coal	2.06	1.86	1.76	1.57	1.39
Fuel Oil	19.45	14.13	13.34	7.05	5.02
Purchased Power	7.92	6.27	5.48	6.37	4.51

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY STATISTICAL INFORMATION

2008 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	755,780	553,527	967,445	555,913	171,584	606,133	-	-	3,610,382	36%
Commercial	462,599	520,214	659,880	481,878	193,552	416,798	-	-	2,734,921	27%
Industrial	461,486	672,213	1,061,887	199,453	48,378	489,165	-	-	2,932,582	29%
Governmental	21,043	24,964	51,064	44,336	79,973	26,872	-	-	248,252	2%

Total Retail	1,700,908	1,770,918	2,740,276	1,281,580	493,487	1,538,968	-	-	9,526,137	95%

Sales for Resale	572,350	824,404	261,218	128,753	162,769	441,314	528,974	(2,595,172)	324,610	3%
Other	55,091	37,630	49,800	51,849	16,684	31,976	24	(20,639)	222,415	2%

Total	2,328,349	2,632,952	3,051,294	1,462,182	672,940	2,012,258	528,998	(2,615,811)	10,073,160	100%

FUEL REVENUES (included in above revenues)
Residential	142,415	345,071	530,363	281,916	92,401	328,397	-	-	1,720,563	33%
Commercial	111,657	343,938	358,257	252,867	117,282	255,759	-	-	1,439,760	27%
Industrial	135,772	546,603	780,147	121,026	32,171	363,208	-	-	1,978,927	38%
Governmental	5,129	14,572	27,782	21,352	50,803	15,446	-	-	135,084	3%

Total Retail	394,973	1,250,184	1,696,549	677,161	292,657	962,810	-	-	5,274,334	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	300	1,951	8,930	5,257	2,068	6,046	-	-	24,552	22%
Coal	8,273	2,615	-	2,827	-	1,933	-	-	15,648	14%
Nuclear	14,168	6,334	9,037	-	-	-	8,455	-	37,994	34%
Hydro	197	-	-	-	-	-	-	-	197	0%

Total Net Generation	22,938	10,900	17,967	8,084	2,068	7,979	8,455	-	78,391	70%

Purchased Power:
Affiliated Companies	3,480	7,725	5,996	4,903	3,391	5,696	-	(30,374)	817	1%
Non-affiliated Companies	6,164	9,607	7,511	2,083	687	6,530	-	-	32,582	29%

Total Purchased Power	9,644	17,332	13,507	6,986	4,078	12,226	-	(30,374)	33,399	30%

Total Sources of Energy	32,582	28,232	31,474	15,070	6,146	20,205	8,455	(30,374)	111,790	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,678	4,888	8,487	5,354	1,394	5,245	-	-	33,047	33%
Commercial	5,875	4,973	5,784	4,841	1,774	4,092	-	-	27,340	27%
Industrial	7,211	8,416	13,162	2,565	541	5,948	-	-	37,843	38%
Governmental	274	215	459	411	774	248	-	-	2,379	2%

Total Retail	21,038	18,492	27,892	13,171	4,483	15,533	-	-	100,609	100%

Sales for Resale	10,049	9,014	2,233	935	1,361	3,858	8,475	(30,524)	5,401	-

Unbilled Energy	13	(138)	(118)	23	20	(64)	-	-	(264)	-

Total Electric Energy Sales	31,100	27,368	30,007	14,129	5,864	19,327	8,475	(30,524)	105,746	-

Line Losses and Company Usage	1,482	864	1,467	941	282	878	(20)	150	6,044	-

Total Uses of Energy	32,582	28,232	31,474	15,070	6,146	20,205	8,455	(30,374)	111,790	-

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.84	11.32	11.40	10.38	12.31	11.56	-	-	10.92	-
Commercial	7.87	10.46	11.41	9.95	10.91	10.19	-	-	10.00	-
Industrial	6.40	7.99	8.07	7.78	8.94	8.22	-	-	7.75	-
Governmental	7.68	11.61	11.13	10.79	10.33	10.84	-	-	10.44	-

NUMBER OF RETAIL ELECTRIC CUSTOMERS (as of December 31, 2008)
Residential	578,664	320,745	571,301	362,649	124,432	346,533	-	-	2,304,324	86%
Commercial	87,322	48,636	73,617	62,556	12,622	42,005	-	-	326,758	12%
Industrial	20,922	3,761	7,592	2,827	2,514	4,532	-	-	42,148	2%
Governmental	640	1,666	5,387	4,208	1,381	2,112	-	-	15,394	1%

Total Retail Customers	687,548	374,808	657,897	432,240	140,949	395,182	-	-	2,688,624	100%

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2008	2007	2006	2005	2004
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	755,780	689,885	705,998	620,327	539,293
Commercial	462,599	408,561	417,914	347,641	304,809
Industrial	461,486	406,984	435,931	361,879	318,440
Governmental	21,043	18,972	19,390	17,722	15,796

Total Retail	1,700,908	1,524,402	1,579,233	1,347,569	1,178,338

Sales for Resale	572,350	458,372	472,509	403,090	436,049
Other	55,091	50,191	40,941	38,397	38,758

Total Electric Operating Revenues	2,328,349	2,032,965	2,092,683	1,789,056	1,653,145

FUEL REVENUES (included in above revenues)
Residential	142,415	124,582	183,931	107,585	70,315
Commercial	111,657	92,056	139,330	81,478	54,558
Industrial	135,772	115,077	179,291	103,181	69,712
Governmental	5,129	4,308	6,521	4,034	2,741

Total Retail Fuel Revenues	394,973	336,023	509,073	296,278	197,326

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	300	89	54	266	158
Coal	8,273	7,935	7,226	6,899	8,070
Nuclear	14,168	15,486	15,233	13,681	15,442
Hydro	197	135	74	97	151

Total Net Generation	22,938	23,645	22,587	20,943	23,821

Purchased Power:
Affiliated Companies	3,480	3,636	3,898	4,731	3,471
Non-affiliated Companies	6,164	5,790	7,107	5,858	6,562

Total Purchased Power	9,644	9,426	11,005	10,589	10,033

Total Sources of Energy	32,582	33,071	33,592	31,532	33,854

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,678	7,725	7,655	7,653	7,028
Commercial	5,875	5,945	5,816	5,730	5,428
Industrial	7,211	7,424	7,587	7,334	7,004
Governmental	274	277	273	288	275

Total Retail	21,038	21,371	21,331	21,005	19,735

Sales for Resale	10,049	9,836	10,608	8,658	12,348

Unbilled Energy	13	35	21	(83)	121

Total Electric Energy Sales	31,100	31,242	31,960	29,580	32,204

Line Losses and Company Usage	1,482	1,829	1,632	1,952	1,650

Total Uses of Energy	32,582	33,071	33,592	31,532	33,854

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.84	8.93	9.22	8.11	7.67
Commercial	7.87	6.87	7.19	6.07	5.62
Industrial	6.40	5.48	5.75	4.93	4.55
Governmental	7.68	6.85	7.10	6.16	5.75

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	578,664	576,975	572,865	571,168	562,899
Commercial	87,322	86,532	84,768	82,508	82,778
Industrial	20,922	20,040	21,026	20,364	21,212
Governmental	640	618	662	643	601

Total Retail Customers	687,548	684,165	679,321	674,683	667,490

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2008
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Cecil Lynch	2	100%	1949	60	Gas/Oil	Reserve	20,688	434.84	8,996
	3	100%	1954	110	Gas/Oil	Peaking

Harvey Couch	1	100%	1943	12	Gas/Oil	Reserve	22,733	349.71	7,950
	2	100%	1954	–	Gas/Oil	Reserve

Lake Catherine	1	100%	1950	47	Gas/Oil	Peaking	117,570	200.24	23,542
	2	100%	1950	45	Gas/Oil	Peaking
	3	100%	1953	96	Gas/Oil	Peaking
	4	100%	1970	532	Gas/Oil	Peaking

Hamilton Moses	1	100%	1951	70	Gas/Oil	Peaking(c)	(89)	(5,011.24)	446
	2	100%	1951	70	Gas/Oil	Peaking(c)

Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	3,334	445.71	1,486
	2	100%	1970	14	Gas/Oil	Peaking
	3	100%	1970	14	Gas/Oil	Peaking
	4	100%	1970	14	Gas/Oil	Peaking

Robert Ritchie	1	100%	1961	–	Gas/Oil	Reserve	(79)	(11,746.84)	928
	3	100%	1970	16	Gas/Oil	Peaking	13	4,923.08	64

Ouachita	1	100%	2002	255	Gas	Intermediate	135,590	192.08	26,044
	2	100%	2002	255	Gas	Intermediate
	3	100%	2002	255	Gas	Intermediate

Independence	1	31.5%	1983	263	Coal	Base	1,900,944	21.91	41,649

White Bluff	1	57%	1980	465	Coal	Base	6,372,138	22.32	142,229
	2	57%	1981	479	Coal	Base

Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	-	-	5

Carpenter	1	100%	1932	29	Hydro	Peaking	150,016	9.92	1,488
	2	100%	1932	30	Hydro	Peaking

Remmel	1	100%	1925	4	Hydro	Peaking	47,151	14.76	696
	2	100%	1925	3	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking

Arkansas
Nuclear One	1	100%	1974	843	Nuclear PWR(b)	Base	14,168,106	17.25	244,458
	2	100%	1980	996	Nuclear PWR(b)	Base

Total				4,999			22,938,115	21.80	499,981

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.
(c)	While available for service, plant was in reserve shutdown and thus not used for load requirements.

ENTERGY GULF STATES, INC.

HISTORICAL DATA PRIOR TO SEPARATION(a)

	2007	2006	2005	2004
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,669	7,036	9,320	8,496
Coal	4,074	4,460	4,077	4,609
Nuclear	7,188	7,461	7,808	7,413
Hydro	-	-	-	-

Total Net Generation	18,931	18,957	21,205	20,518

Purchased Power:
Affiliated Companies	5,514	4,664	3,521	5,478
Non-affiliated Companies	17,658	18,690	17,500	16,072

Total Purchased Power	23,172	23,354	21,021	21,550

Total Sources of Energy	42,103	42,311	42,226	42,068

USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,934	4,899	4,817	4,677
Commercial	4,895	4,836	4,608	4,628
Industrial	9,101	9,150	9,317	9,757
Governmental	204	199	197	187
Texas
Residential	5,281	5,211	5,207	5,126
Commercial	4,085	4,002	3,878	3,816
Industrial	5,911	5,915	5,650	6,839
Governmental	244	255	244	245

Total Retail	34,655	34,467	33,918	35,275

Sales for Resale	5,388	6,155	6,017	4,700

Unbilled Energy	125	(148)	(286)	420

Total Electric Energy Sales	40,168	40,474	39,649	40,395

Line Losses and Company Usage	1,935	1,837	2,577	1,673

Total Uses of Energy	42,103	42,311	42,226	42,068

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.(a)

	2008	2007	2006	2005	2004
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	553,527	497,782	522,227	457,498	412,135
Commercial	520,214	452,930	476,537	406,921	369,044
Industrial	672,213	620,472	686,295	625,709	570,130
Governmental	24,964	21,710	22,520	19,562	17,468

Total Retail	1,770,918	1,592,894	1,707,579	1,509,690	1,368,777

Sales for Resale	824,404
Other	37,630	REFER TO PAGE 39
Total Electric Operating Revenues	2,632,952

FUEL REVENUES (included in above revenues)
Residential	345,071	277,105	284,937	266,854	203,436
Commercial	343,938	271,015	280,628	252,200	198,629
Industrial	546,603	476,015	508,048	477,232	401,413
Governmental	14,572	11,120	11,459	10,645	7,903

Total Retail Fuel Revenues	1,250,184	1,035,255	1,085,072	1,006,931	811,381

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,951	REFER TO PAGE 39
Coal	2,615
Nuclear	6,334
Hydro	-
Total Net Generation	10,900
Purchased Power:
Affiliated Companies	7,725
Non-affiliated Companies	9,607
Total Purchased Power	17,332
Total Sources of Energy	28,232

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	4,888	4,934	4,899	4,817	4,677
Commercial	4,973	4,895	4,836	4,608	4,628
Industrial	8,416	9,101	9,150	9,317	9,757
Governmental	215	204	199	197	187

Total Retail	18,492	19,134	19,084	18,939	19,249

Sales for Resale	9,014	REFER TO PAGE 39
Unbilled Energy	(138)
Total Electric Energy Sales	27,368
Line Losses and Company Usage	864
Total Uses of Energy	28,232

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.32	10.09	10.66	9.50	8.81
Commercial	10.46	9.25	9.85	8.83	7.97
Industrial	7.99	6.82	7.50	6.72	5.84
Governmental	11.61	10.64	11.34	9.94	9.35

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	320,745	317,001	311,739	305,714	301,014
Commercial	48,636	47,749	46,351	45,421	45,004
Industrial	3,761	4,320	4,558	4,268	3,957
Governmental	1,666	1,642	1,528	1,457	1,431

Total Retail Customers	374,808	370,712	364,176	356,860	351,406

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable.

Page 39 reflects historical data prior to the separation.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.(a)

	2008	2007	2006	2005	2004
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	606,133	544,254	599,494	502,135	468,704
Commercial	416,798	364,322	406,198	327,287	302,699
Industrial	489,165	414,036	463,640	388,285	405,650
Governmental	26,872	23,583	26,609	21,693	20,535

Total Retail	1,538,968	1,346,195	1,495,941	1,239,400	1,197,588

Sales for Resale	441,314	REFER TO PAGE 39
Other	31,976
Total Electric Operating Revenues	2,012,258
FUEL REVENUES (included in above revenues)
Residential	328,397	281,118	351,457	268,957	240,147
Commercial	255,759	213,574	266,062	199,093	177,984
Industrial	363,208	298,219	350,788	284,032	293,254
Governmental	15,446	12,946	16,802	12,465	11,330

Total Retail Fuel Revenues	962,810	805,857	985,109	764,547	722,715

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,046	REFER TO PAGE 39
Coal	1,933
Nuclear	-
Hydro	-
Total Net Generation	7,979
Purchased Power:
Affiliated Companies	5,696
Non-affiliated Companies	6,530
Total Purchased Power	12,226
Total Sources of Energy	20,205
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,245	5,281	5,211	5,207	5,126
Commercial	4,092	4,085	4,002	3,878	3,816
Industrial	5,948	5,911	5,915	5,650	6,839
Governmental	248	246	255	244	245

Total Retail	15,533	15,522	15,383	14,979	16,026

Sales for Resale	3,858	REFER TO PAGE 39
Unbilled Energy	(64)
Total Electric Energy Sales	19,327
Line Losses and Company Usage	878
Total Uses of Energy	20,205
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.56	10.31	11.50	9.64	9.14
Commercial	10.19	8.92	10.15	8.44	7.93
Industrial	8.22	7.00	7.84	6.87	5.93
Governmental	10.84	9.63	10.41	8.88	8.37

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	346,533	344,704	336,652	335,089	326,556
Commercial	42,005	41,963	40,806	40,887	39,680
Industrial	4,532	4,934	5,013	4,911	4,732
Governmental	2,112	2,085	2,052	2,017	1,923

Total Retail Customers	395,182	393,686	384,523	382,904	372,891

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable.

Page 39 reflects historical data prior to the separation.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO

							TOTAL PLANT – 2008
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
LA Station 2	7	100%	1950	–	Gas	Reserve	-	-	378
	8	100%	1950	–	Gas	Reserve
	9	100%	1953	–	Gas	Reserve

Willow Glen	1	100%	1960	152	Gas/Oil	Peaking	246,204	172.04	42,357
	2	100%	1964	205	Gas/Oil	Peaking
	3	100%	1968	450	Gas	Reserve
	4	100%	1973	470	Gas/Oil	Peaking
	5	100%	1976	–	Gas/Oil	Reserve

Roy S. Nelson	3	100%	1960	153	Gas/Oil	Intermediate	1,303,010	129.40	168,603
	4	100%	1970	500	Gas/Oil	Intermediate

Calcasieu	1	100%	2000	150	Gas	Peaking	401,890	76.44	30,720
	2	100%	2001	160	Gas	Peaking

Roy S. Nelson	6	40%	1982	221	Coal	Base	1,488,706	36.92	54,959

Big Cajun 2	3	24%	1983	142	Coal	Base	1,126,695	21.26	23,950

River Bend	1	100%(c)	1986	971	Nuclear BWR(b)	Base	6,333,385	25.43	161,079

Total				3,574			10,899,890	44.22	482,046

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2008
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Roy S. Nelson	6	30%	1982	164	Coal	Base	1,100,339	37.12	40,846

Big Cajun 2	3	18%	1983	105	Coal	Base	832,774	21.31	17,747

Lewis Creek	1	100%	1970	230	Gas/Oil	Intermediate	2,068,821	104.08	215,325
	2	100%	1971	230	Gas/Oil	Intermediate

Sabine	1	100%	1962	212	Gas/Oil	Intermediate	3,977,105	110.80	440,672
	2	100%	1962	212	Gas/Oil	Intermediate
	3	100%	1966	390	Gas/Oil	Intermediate
	4	100%	1974	530	Gas	Intermediate
	5	100%	1979	470	Gas/Oil	Intermediate

Total				2,543			7,979,039	89.56	714,590

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

	2008	2007	2006	2005	2004

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	967,445	853,780	797,197	827,926	769,770
Commercial	659,880	578,025	532,999	538,683	501,536
Industrial	1,061,887	871,853	809,237	834,320	779,103
Governmental	51,064	43,550	40,454	40,813	37,894

Total Retail	2,740,276	2,347,208	2,179,887	2,241,742	2,088,303

Sales for Resale	261,218	318,001	227,391	352,544	109,085
Other	49,800	72,343	43,980	55,895	29,598

Total Electric Operating Revenues	3,051,294	2,737,552	2,451,258	2,650,181	2,226,986

FUEL REVENUES (included in above revenues)
Residential	530,363	415,883	374,595	430,830	355,871
Commercial	358,257	280,200	249,803	277,180	230,357
Industrial	780,147	614,448	545,040	588,943	512,924
Governmental	27,782	21,305	19,313	21,022	17,523

Total Retail Fuel Revenues	1,696,549	1,331,836	1,188,751	1,317,975	1,116,675

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,930	8,784	7,486	8,968	8,486
Coal	-	-	-	-	-
Nuclear	9,037	9,893	9,270	7,885	9,654
Hydro	-	-	-	-	-

Total Net Generation	17,967	18,677	16,756	16,853	18,140

Purchased Power:
Affiliated Companies	5,996	6,025	6,612	6,027	4,505
Non-affiliated Companies	7,511	7,484	7,945	8,212	8,416

Total Purchased Power	13,507	13,509	14,557	14,239	12,921

Total Sources of Energy	31,474	32,186	31,313	31,092	31,061

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,487	8,646	8,513	8,559	8,842
Commercial	5,784	5,848	5,680	5,554	5,762
Industrial	13,162	13,209	12,759	12,348	13,140
Governmental	459	446	435	428	439

Total Retail	27,892	28,149	27,387	26,889	28,183

Sales for Resale	2,233	2,411	2,470	2,560	1,251

Unbilled Energy	(118)	124	(25)	(379)	415

Total Electric Energy Sales	30,007	30,684	29,832	29,070	29,849

Line Losses and Company Usage	1,467	1,502	1,481	2,022	1,212

Total Uses of Energy	31,474	32,186	31,313	31,092	31,061

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.40	9.87	9.32	9.67	8.71
Commercial	11.41	9.88	9.33	9.70	8.70
Industrial	8.07	6.60	6.34	6.76	5.93
Governmental	11.13	9.76	9.18	9.53	8.63

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	571,301	568,893	560,462	539,912	575,701
Commercial	73,617	73,012	71,029	66,897	73,622
Industrial	7,592	8,374	8,563	7,005	7,858
Governmental	5,387	5,229	4,858	4,494	5,274

Total Retail Customers	657,897	655,508	644,912	618,308	662,455

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO

							TOTAL PLANT – 2008
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Buras	8	100%	1971	12	Gas/Oil	Peaking	737	1,108.55	817

Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	2,015,926	127.81	257,649
	2	100%	1966	415	Gas/Oil	Intermediate
	3	100%	1969	525	Gas/Oil	Intermediate

Monroe	10	100%	1961	–	Gas	Reserve	-	-	277
	11	100%	1965	–	Gas	Reserve
	12	100%	1968	–	Gas	Reserve

Ninemile Point	1	100%	1951	50	Gas/Oil	Reserve	4,146,889	124.59	516,665
	2	100%	1953	–	Gas/Oil	Reserve
	3	100%	1955	125	Gas/Oil	Intermediate
	4	100%	1971	710	Gas/Oil	Intermediate
	5	100%	1973	711	Gas/Oil	Intermediate

Perryville	1	100%	2002	535	Gas	Intermediate	2,210,876	82.95	183,387
	2	100%	2001	156	Gas	Peaking

Sterlington	6	100%	1958	212	Gas/Oil	Peaking	8,260	560.29	4,628
	7	100%	1974	180	Gas/Oil	Peaking

Waterford	1	100%	1975	411	Gas/Oil	Intermediate	547,472	162.83	89,145
	2	100%	1975	405	Gas/Oil	Intermediate

Waterford	3	100%	1985	1,169	Nuclear PWR(b)	Base	9,037,123	17.92	161,949

Total				5,854			17,967,283	67.60	1,214,517

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2008	2007	2006	2005	2004
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	555,913	500,097	568,435	503,232	467,459
Commercial	481,878	427,545	484,297	420,507	396,482
Industrial	199,453	185,119	235,281	209,270	203,603
Governmental	44,336	40,417	45,433	40,605	38,258

Total Retail	1,281,580	1,153,178	1,333,446	1,173,614	1,105,802

Sales for Resale	128,753	171,710	80,445	98,885	68,417
Other	51,849	47,914	36,117	34,041	39,410

Total Electric Operating Revenues	1,462,182	1,372,802	1,450,008	1,306,543	1,213,629

FUEL REVENUES (included in above revenues)
Residential	281,916	215,446	316,861	251,338	229,326
Commercial	252,867	192,289	280,819	220,024	203,634
Industrial	121,026	100,293	157,157	128,483	119,811
Governmental	21,352	16,605	24,908	19,440	17,885

Total Retail Fuel Revenues	677,161	524,633	779,745	619,285	570,656

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,257	5,734	4,127	2,834	3,333
Coal	2,827	3,026	2,697	2,526	2,679
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-

Total Net Generation	8,084	8,760	6,824	5,360	6,012

Purchased Power:
Affiliated Companies	4,903	4,602	5,327	4,924	5,337
Non-affiliated Companies	2,083	2,706	3,232	5,119	3,390

Total Purchased Power	6,986	7,308	8,559	10,043	8,727

Total Sources of Energy	15,070	16,068	15,383	15,403	14,739

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,354	5,474	5,387	5,333	5,085
Commercial	4,841	4,872	4,746	4,630	4,518
Industrial	2,565	2,771	2,927	2,967	2,977
Governmental	411	421	417	411	398

Total Retail	13,171	13,538	13,477	13,341	12,978

Sales for Resale	935	1,493	900	936	698

Unbilled Energy	23	(22)	(15)	(75)	142

Total Electric Energy Sales	14,129	15,009	14,362	14,202	13,818

Line Losses and Company Usage	941	1,059	1,021	1,201	921

Total Uses of Energy	15,070	16,068	15,383	15,403	14,739

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.38	9.14	10.55	9.44	9.19
Commercial	9.95	8.78	10.20	9.08	8.78
Industrial	7.78	6.68	8.04	7.05	6.84
Governmental	10.79	9.60	10.90	9.88	9.61

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	362,649	361,725	357,564	359,538	351,274
Commercial	62,556	63,642	62,594	60,826	60,338
Industrial	2,827	3,109	3,014	2,739	3,915
Governmental	4,208	4,096	4,066	3,856	4,036

Total Retail Customers	432,240	432,572	427,238	426,959	419,563

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2008
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Attala	1	100%	2001	455	Gas	Intermediate	2,235,397	79.86	178,512

Baxter Wilson	1	100%	1967	500	Gas/Oil	Intermediate	1,773,420	122.27	216,837
	2	100%	1971	676	Gas/Oil	Intermediate

Delta	1	100%	1953	90	Gas/Oil	Peaking	10,246	333.30	3,415
	2	100%	1953	87	Gas/Oil	Peaking

Gerald Andrus	1	100%	1975	712	Gas/Oil	Intermediate	1,142,873	123.19	140,786

Natchez	1	100%	1951	–	Gas/Oil	Reserve	(1)	(177,000.00)	177

Rex Brown	1	100%	1948	–	Gas	Reserve	94,691	214.71	20,331
	3	100%	1951	70	Gas/Oil	Peaking
	4	100%	1959	203	Gas/Oil	Intermediate
	5	100%	1968	11	Oil	Peaking

Independence	1	25%	1983	209	Coal	Base	2,826,652	22.73	64,255
Independence	2	25%	1984	211	Coal	Base

Total				3,224			8,083,278	77.24	624,313

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2008	2007	2006	2005	2004
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	171,584	142,497	105,924	150,409	184,155
Commercial	193,552	181,438	165,066	145,321	170,812
Industrial	48,378	46,697	44,582	31,597	34,261
Governmental	79,973	72,467	59,399	59,450	69,680

Total Retail	493,487	443,099	374,971	386,777	458,908

Sales for Resale	162,769	103,843	91,283	138,528	119,407
Other	16,684	10,516	4,812	10,711	10,142

Total Electric Operating Revenues	672,940	557,458	471,066	536,016	588,457

FUEL REVENUES (included in above revenues)
Residential	92,401	71,496	51,865	59,361	67,891
Commercial	117,282	101,932	92,894	64,164	71,413
Industrial	32,171	28,745	28,952	17,044	17,706
Governmental	50,803	42,750	34,839	28,496	30,994

Total Retail Fuel Revenues	292,657	244,923	208,550	169,065	188,004

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,068	1,855	773	1,661	2,146
Coal	-	-	-	-	-
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-

Total Net Generation	2,068	1,855	773	1,661	2,146

Purchased Power:
Affiliated Companies	3,391	3,428	4,445	4,024	3,880
Non-affiliated Companies	687	340	41	1,232	1,982

Total Purchased Power	4,078	3,768	4,486	5,256	5,862

Total Sources of Energy	6,146	5,623	5,259	6,917	8,008

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,394	1,221	914	1,616	2,139
Commercial	1,774	1,763	1,666	1,798	2,316
Industrial	541	568	547	498	575
Governmental	774	747	632	800	1,025

Total Retail	4,483	4,299	3,759	4,712	6,055

Sales for Resale	1,361	1,010	1,298	2,041	1,539

Unbilled Energy	20	15	(1)	135	41

Total Electric Energy Sales	5,864	5,324	5,056	6,888	7,635

Line Losses and Company Usage	282	299	203	29	373

Total Uses of Energy	6,146	5,623	5,259	6,917	8,008

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	12.31	11.67	11.59	9.31	8.61
Commercial	10.91	10.29	9.91	8.08	7.37
Industrial	8.94	8.22	8.15	6.34	5.96
Governmental	10.33	9.70	9.40	7.43	6.80

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	124,432	115,523	83,300	152,429	169,498
Commercial	12,622	12,211	10,000	14,220	16,376
Industrial	2,514	2,765	1,000	1,161	1,309
Governmental	1,381	1,308	700	858	1,798

Total Retail Customers	140,949	131,807	95,000	168,668	188,981

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2008
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
A. B. Paterson	3	100%	1950	–	Gas/Oil	Reserve	-	-	231
	4	100%	1954	–	Gas/Oil	Reserve

Michoud	1	100%	1957	–	Gas/Oil	Reserve	2,068,024	119.57	247,274
	2	100%	1963	230	Gas/Oil	Intermediate
	3	100%	1967	515	Gas/Oil	Intermediate

A. B. Paterson	5	100%	1967	–	Oil	Reserve	-	-	40

Total				745			2,068,024	119.70	247,545

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

SYSTEM ENERGY RESOURCES, INC.

	2008	2007	2006	2005	2004
ELECTRIC OPERATING REVENUES ($ thousands)	528,998	553,193	555,459	533,929	545,381

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	-	-	-	-	-
Coal	-	-	-	-	-
Nuclear	8,455	8,421	9,723	9,058	9,202
Hydro	-	-	-	-	-

Total Net Generation	8,455	8,421	9,723	9,058	9,202

Purchased Power	-	-	-	-	-

Total Sources of Energy	8,455	8,421	9,723	9,058	9,202

USES OF ENERGY (GWh)
Electric Energy Sales	8,475	8,440	9,727	9,070	9,212

Unbilled Energy	-	-	-	-	-

Line Losses and Company Usage	(20)	(19)	(4)	(12)	(10)

Total Uses of Energy	8,455	8,421	9,723	9,058	9,202

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

							TOTAL PLANT – 2008
PLANT	UNIT	OWNERSHIP	COMMERCIAL OPERATION	OWNED & LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENERATION (MWH)	EXPENSES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
Grand Gulf	1	90%	1985	1,139	Nuclear BWR(b)	Base	8,455,181	18.32	154,873

Total				1,139			8,455,181	18.32	154,873

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following table shows plant performance for 2004 – 2008 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2008	2007	2006	2005	2004
ANO	92.6	92.8	88.3	88.5	93.3
Grand Gulf	85.4	89.5	91.9	93.3	93.7
River Bend	81.8	88.1	90.9	85.8	90.9
Waterford 3	90.6	91.5	93.5	89.0	93.6

Entergy Southeast Average	88.6	90.9	90.6	89.2	92.9

Industry Average	90.7	91.1	90.5	90.1	89.7

The following table shows plant performance for 2008 and averages for four three-year periods.
PRODUCTION COST ($/MWh)(a)	2008	2005–2007	2004–2006	2003–2005	2002–2004
ANO	17.2	16.0	15.5	15.1	14.8
Grand Gulf	18.2	15.3	14.2	13.7	13.6
River Bend	25.3	20.1	18.8	17.9	17.0
Waterford 3	17.8	16.7	15.9	16.0	15.5

Entergy Southeast Average	18.9	16.7	15.9	15.5	15.1

Industry Average	19.7	17.6	16.9	16.5	16.1

(a)	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh.

INDIVIDUAL PLANT INFORMATION

	ANO			GRAND GULF	RIVER BEND		WATERFORD 3
	UNIT 1		UNIT 2
Owner	Entergy Arkansas		Entergy Arkansas	System Energy-90% South Mississippi Electric Power Association-10%	Entergy Gulf States Louisiana		Entergy Louisiana

Commercial Operation Date	December 74		March 80	July 85	June 86		September 85
License Expiration Date	5/20/34		7/17/38	11/1/24	8/29/25		12/18/24

Architect/Engineer	Bechtel Power		Bechtel Power	Bechtel Power	Stone & Webster		Ebasco

Reactor Manufacturer	Babcox & Wilcox		Combustion Engineering	General Electric	General Electric		Combustion Engineering
Reactor Type	PWR		PWR	BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse		General Electric	Kraftwerk Union	General Electric		Westinghouse

Owned and Leased Capability (MW)(a)	843		996	1,139	971	(c)	1,169

Refueling Data:
Last Date	10/26/08- 12/12/08		3/16/08- 4/10/08	9/21/08- 10/23/08	1/6/08- 3/3/08		4/26/08- 6/1/08
Number of Days	47		26	31	57		35
Next Scheduled Refueling	Spring 10		Fall 09	Spring 10	Fall 09		Fall 09
2008 Capability Factor (%)	90.4		94.8	85.4	81.8		90.6

($ millions as of December 31, 2008)
Net Book Value	1,180	(b)		1,449	1,426	(c)	1,330
Decommissioning Trust Fund Balance	391	(b)		269	303	(c)	181
Decommissioning Liability	534	(b)		396	215	(c)	266

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	ANO Units 1 and 2 are reported together.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public Service Commission	Louisiana Public Service Commission	Mississippi Public Service Commission	New Orleans City Council	Public Utility Commission of Texas

Number of Commissioners	3	5	3	7	3

Method of Selection	Appointed by Governor	Elected	Elected	Elected	Appointed by Governor

Term of Office	6 years – staggered	6 years – staggered	4 years – concurrent	4 years – concurrent (2 term limit)	6 years – staggered

Chair/President	Appointed by Governor	Selected by peers – 1 year term	Rotates every 1 - 2 years, as determined by members	Selected by peers from two at-large seats	Appointed by Governor

COMMISSION/COUNCIL MEMBERS

	PARTY	SERVICE BEGAN	CURRENT TERM ENDS
ARKANSAS
Paul Suskie – Chair	Democrat	1/07	1/13
Colette Honorable	Democrat	10/07	1/11
Olan W. Reeves	unknown	1/09	1/15

LOUISIANA
Lambert Boissiere III - Chairman	Democrat	1/05	12/10
Eric Skrmetta	Republican	1/09	12/14
Clyde C. Holloway	Republican	4/09	12/10
James M. Field	Republican	12/96	12/12
Foster L. Campbell, Jr.	Democrat	1/03	12/14

MISSISSIPPI
Leonard Bentz	Republican	4/06	12/11
Lynn Posey	Democrat	1/08	12/11
Brandon Presley	Democrat	1/08	12/11

NEW ORLEANS
Arnie Fielkow – President	Democrat	5/06	5/10
Jacquelyn Brechtel Clarkson	Democrat	11/07	5/10
Shelley Midura	Democrat	5/06	5/10
Stacy S. Head	Democrat	5/06	5/10
James Carter	Democrat	5/06	5/10
Cynthia Hedge-Morrell	Democrat	4/05	5/10
Cynthia Willard-Lewis	Democrat	5/02	5/10

TEXAS
Barry Smitherman – Chair	Republican	4/04	8/13
Donna L. Nelson	Republican	8/08	8/09
Kenneth W. Anderson Jr.	Republican	9/08	8/11

SELECT UTILITY REGULATORY MECHANISMS

COMPANY	LAST FILED RATE BASE ($ BILLIONS)	ALLOWED ROE (%)	JURISDICTIONAL REGULATORY MECHANISMS
EAI	3.8 12/31/2008	9.9	Rate Case

•   No fixed schedule for rate filings. EAI filed a rate case on August 15, 2006.

•   In April 2009, the Arkansas Supreme Court denied EAI’s petition for review of the Court of Appeals decision on its rate case.

EGSL	1.7 12/31/2007	9.9 – 11.4 Electric 10.65 midpoint 10.5 Gas 60/40 customer/ company sharing (Electric)	FRP

•   Annual filing in May; any change in rates typically effective in September.

•   Current FRP arrangement expired; EGSL is interested in pursuing an extension and is in discussions with LPSC staff concerning this matter.

ELL	2.9 12/31/2007	9.45 – 11.05 10.25 midpoint 60/40 customer/ company sharing	FRP

•   Annual filing in May; any change in rates typically effective in September.

•   Current FRP arrangement expired; ELL is interested in pursuing an extension and is in discussions with LPSC staff concerning this matter.

EMI	1.5 12/31/2008	9.46 – 12.24(a) 10.85 midpoint 50/50 customer/ company sharing 100 bps for price, reliability, satisfaction	FRP	• Annual filing in March; any change in rates typically effective in first billing cycle of May. • Any disputed changes in rates typically effective in first billing cycle of July.

ENOI	0.4 12/31/2007	11.1 Electric +/- 40 bp 10.75 Gas +/- 50 bps Earnings outside bandwidth reset to midpoint ROE	FRP

•   In October 2006, the City Council of New Orleans unanimously approved a settlement agreement with ENOI that called for a phased-in rate increase to ensure the company’s ability to focus on restoration of the gas and electric systems. Rate settlement in place until next base rate case was filed in July 31, 2008. The agreement discontinued FRP, but allowed ENOI to seek reinstatement of an appropriate FRP following resetting of rates in 2009.

•   With New Orleans’ recovery taking place faster than expected, in December 2007, ENOI announced a voluntary 6.15% base rate credit on electric bills.

•   On April 2, 2009, the City Council of New Orleans approved a comprehensive settlement. A new three-year formula rate plan was adopted, with terms including an 11.1% electric ROE with a +/- 40 bp bandwidth and a 10.75% gas ROE with a +/- 50 bp bandwidth. Earnings outside the bandwidth reset to the midpoint ROE, with the difference flowing to customers or ENOI depending on whether ENOI is over or under-earning. FRP also includes a recovery mechanism for the City Council approved capacity additions, plus provisions for extraordinary cost changes and force majeure. The settlement also implements energy conservation and demand programs.

ETI	1.7 3/31/2007	10.00(b)	Riders	• 2005 legislation authorized two riders – incremental purchased power capacity costs up to five percent of annual base rate revenues and transition to competition costs.

•   $18M annual purchased power rider implemented December 2005 with first reconciliation filing in May 2006 reconciling capacity from previous September forward. In January 2008, an agreement was filed to increase purchased power rider to $21M and add a surcharge for $10.3M of under-recovered costs.

• $14.5M annual TTC rider implemented March 2006. Black box settlement designed to provide a fair return and recovery of costs on the balance sheet.
• The unanimous settlement eliminated the incremental purchased power capacity cost rider but did not affect the TTC rider.
			Rate Case	• During 2008, base rates were set at rates approved by the PUCT in June 1999.
• ETI filed a rate case in September 2007. A unanimous settlement was reached by parties on December 16, 2008.
• On March 11, 2009, the Public Utility Commission of Texas approved the unanimous settlement which implemented interim rates effective January 28, 2009, for usage beginning December 19, 2008.

SERI	1.3 monthly filing	10.94		• Real-time recovery mechanism.

TOTAL	13.3

(a)	EMI’s 2007 test year filed ROE range was 11.08-13.6%; Stipulated settlement for 2007 FRP Evaluation Report was denied by the MPSC. EMI appealed the outcome to the Mississippi Supreme Court. EMI’s 2008 test year filed ROE range was 11.91-14.42%.

(b)	Unanimous settlement stipulated 10% as a reasonable ROE.

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL BALANCE AS OF DECEMBER 31,
COMPANY	2008	2007	2006	2005	2004	FUEL RECOVERY MECHANISM
		($ millions)
EAI	119.1	114.8	2.2	204.2	7.4	Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.

EGSL	8.1	105.8	119.5	121.2	11.6	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

						Gas: Monthly reset based on estimated gas costs plus a surcharge with an annual reset calculated by taking the over- or under- recovered balance at the end of June and dividing by the projected sales for the next 12 months.

ELL	(23.6)	19.2	114.3	21.9	8.7	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

EMI	5.0	(76.6)	(95.2)	114.0	(22.8)	Quarterly reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered fuel balance from the second prior quarter.

ENOI	21.8	17.3	19.0	30.6	2.6	Electric: Monthly reset based on no more than targeted fuel and purchased power costs and any difference between actual and base rate non-fuel items including Grand Gulf non-fuel costs and Resource Plan non-fuel costs paid by ENOI. A surcharge or credit is calculated on the under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales.

						On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause tariff that calculates a monthly rate based on fuel and purchased power costs from two months prior. A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales. Under the new tariff Grand Gulf non-fuel costs will be recovered through base rates but Resource Plan non-fuel costs will continue to be collected through the Fuel Adjustment Clause. The new tariff will become effective on June 1, 2009.

						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.

ETI	21.2	(67.3)	(45.6)	203.2	78.5	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.

Total	151.6	113.2	114.2	695.1	85.9

Totals may not foot due to rounding.

COMPETITIVE BUSINESSES

TOTAL CAPACITY

	OPERATED				OWNED CAPACITY(c)
As of December 31, 2008.	PLANTS	UNITS	MW		MW	%
Gas/Oil	2	2	1,094	(b)	1,092	17
Coal	-	-	-	(b)	181	3

Total Fossil	2	2	1,094		1,273	20

Wind	-	-	-		80	1
Nuclear	6	7	5,798	(a)	4,998	79

Total Capacity	8	9	6,892		6,351	100

(a)	Operated capacity includes management services contracts.

(b)	Excludes units operated by Entergy’s utility companies.

(c)	Includes capacity under power purchase agreements.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR QUARTERLY FINANCIAL METRICS

	2008					2007
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Earnings ($ millions)	221.7	143.6	205.3	226.6	797.3	128.2	108.7	160.9	141.4	539.2	48
Return on Average Invested Capital – As-Reported (%)*	18.4	20.5	18.2	20.2	20.2	12.4	12.5	13.5	16.0	16.0	26
Return on Average Common Equity – As-Reported (%)*	19.7	21.9	18.9	20.9	20.9	13.6	14.0	14.9	17.4	17.4	20
Debt to Capital Ratio (%)	7.4	7.4	5.7	5.1	5.1	11.3	12.2	10.7	9.7	9.7	(47)
NON-GAAP MEASURES
Operational Earnings ($ millions)	221.7	143.6	205.3	226.6	797.3	128.2	108.7	160.9	159.8	557.6	43
Return on Average Invested Capital – Operational (%)*	18.9	21.0	18.6	20.2	20.2	12.4	12.5	13.5	16.6	16.6	22
Return on Average Common Equity – Operational (%)*	20.3	22.5	19.4	20.9	20.9	13.6	14.0	14.9	18.0	18.0	16
Net Debt to Net Capital Ratio (%)	(9.4)	(14.1)	(24.0)	(4.8)	(4.8)	(2.5)	3.3	(2.2)	(1.9)	(1.9)	153

*	Trailing twelve months.

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL FINANCIAL METRICS

	2008	2007	2006	2005	2004
GAAP MEASURES
As-Reported Earnings ($ millions)	797.3	539.2	309.5	282.6	245.0
Return on Average Invested Capital – As-Reported (%)	20.2	16.0	11.7	11.6	10.1
Return on Average Common Equity – As-Reported (%)	20.9	17.4	14.0	13.6	12.3
Debt to Capital Ratio (%)	5.1	9.7	14.2	19.5	27.0
NON-GAAP MEASURES
Operational Earnings ($ millions)	797.3	557.6	309.5	282.6	245.0
Return on Average Invested Capital – Operational (%)	20.2	16.6	11.7	11.6	10.1
Return on Average Common Equity – Operational (%)	20.9	18.0	14.0	13.6	12.3
Net Debt to Net Capital Ratio (%)	(4.8)	(1.9)	2.3	12.4	23.1

ENTERGY NUCLEAR QUARTERLY OPERATIONAL METRICS

	2008					2007					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Net MW in Operation	4,998	4,998	4,998	4,998	4,998	4,200	4,998	4,998	4,998	4,998	-
Average Realized Price/MWh(a)	$61.47	$58.22	$61.59	$56.69	$59.51	$55.11	$51.28	$53.11	$51.52	$52.69	13
Production Cost/MWh	$19.98	$23.11	$21.77	$22.77	$21.88	$19.66	$21.27	$20.90	$22.64	$21.19	3
Billed GWh	10,760	10,145	10,316	10,489	41,710	8,315	8,896	10,105	10,254	37,570	11
Capacity Factor	97%	92%	95%	94%	95%	91%	82%	93%	92%	89%	6

ENTERGY NUCLEAR ANNUAL OPERATIONAL METRICS

	2008	2007	2006	2005	2004
Net MW in Operation	4,998	4,998	4,200	4,105	4,058
Average Realized Price/MWh(a)	$59.51	$52.69	$44.33	$42.26	$41.14
Production Cost/MWh	$21.88	$21.19	$19.50	$18.94	$19.99
Billed GWh	41,710	37,570	34,847	33,641	32,613
Capacity Factor	95%	89%	95%	93%	92%

(a)	Average Realized Price/MWh has been restated to reflect MWh billed and excludes revenue associated with amortization of below-market PPA for Palisades.

Totals may not foot due to rounding.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR PLANT STATISTICS

	JAMES A. FITZPATRICK		INDIAN POINT				PALISADES NUCLEAR PLANT	PILGRIM NUCLEAR STATION	VERMONT YANKEE
			UNIT 2		UNIT 3
Entergy Purchase Date	11/21/00		9/6/01		11/21/00		4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75		August 74		August 76		December 71	December 72	November 72
License Expiration Date	10/17/34		9/28/13		12/15/15		3/24/31	6/8/12	3/21/12

Architect/Engineer	Stone &		United		United		Combustion	Bechtel	Ebasco
	Webster		Engineers &		Engineers &		Engineering	Power
			Constructors		Constructors

Reactor Manufacturer	General		Westinghouse		Westinghouse		Combustion	General	General
	Electric						Engineering	Electric	Electric
Reactor Type	BWR		PWR		PWR		PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric		Westinghouse		Westinghouse		Westinghouse	General Electric	General Electric

Net MWs in Operation (MW)	838		1,028		1,041		798	688	605
(as of December 31, 2008)

Refueling Data:
Last Date	9/15/08 – 10/9/08		3/25/08 – 4/20/08		3/6/07 – 3/31/07		9/9/07 – 10/21/07	4/6/07 – 5/9/07	10/19/08 – 11/10/08
Number of Days	26		26		24		42	33	22
Next Scheduled Refueling	Fall 10		Spring 10		Spring 09		Spring 09	Spring 09	Spring 10
2008 Capacity Factor	89%		91%		101%		98%	97%	91%

($ millions as of December 31, 2008)
Net Book Value	366		934		526		685	207	321
Decommissioning Trust Fund Balance	(a	)	548	(b)	(a	)	219	550	372
Decommissioning Liability	(a	)	403	(b)	(a	)	248	286	291

Nearest Market Hub	NYISO		NYISO		NYISO		MISO	NEPOOL	NEPOOL
	Zone A(c)		Zone G(d)		Zone G(d)		Cinergy	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO		NYISO		NYISO		n/a	NEPOOL	NEPOOL
	Rest of State		Rest of State		Rest of State

(a)	NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

(c)	James A. FitzPatrick physically located in NYISO Zone C.

(d)	Indian Point physically located in NYISO Zone H.

ENTERGY NUCLEAR PLANT UPRATES

(MW)

	CAPACITY 12/31/03(b)	2004	2005	2006	2007	2008	CAPACITY 12/31/2008
FitzPatrick	825	13	-	-	-	-	838
Indian Point 2	984	44	-	-	-	-	1,028
Indian Point 3	994	-	47	-	-	-	1,041
Palisades(a)	798	-	-	-	-	-	798
Pilgrim	688	-	-	-	-	-	688
Vermont Yankee	510	-	-	95	-	-	605

Total	4,799	57	47	95	-	-	4,998

(a)	Acquired April 2007.

(b)	2003 included 46 MW of uprates - Indian Point 2 14 MW, Indian Point 3 14 MW and Pilgrim 18 MW.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR SECURITIES DETAIL

LONG-TERM DEBT:

NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

($ thousands)	LONG-TERM DEBT(a)	INTEREST EXPENSE	ADDITIONAL LTD RELATED TO PURCHASE OF IP2	INTEREST EXPENSE	TOTAL ENDING LONG-TERM DEBT	TOTAL INTEREST EXPENSE
2000	744,405	3,869	-	-	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,289	17,819
2007	173,445	11,845	44,231	2,331	217,676	14,176
2008	161,932	8,412	36,194	1,963	198,127	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	-	305	109,681	6,317
2013	95,011	5,331	-	-	95,011	5,331
2014	79,638	4,627	-	-	79,638	4,627
2015	61,027	3,889	-	-	61,027	3,889
2016 – 2035 Average	-	1,755	-	-	-	1,755

(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration.

Totals may not foot due to rounding.

NON-NUCLEAR WHOLESALE ASSETS

NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

PLANT	LOCATION	NERC REGION	COMMERCIAL OPERATION	OWNERSHIP INTEREST	NET MW	TOTAL MW	FUEL TYPE TECHNOLOGY	PURPOSE
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal	Base
Nelson 6 (PPA)	Westlake, LA	SERC	1982	11%	60	550	Coal	Base
Harrison County	Marshall, TX	SPP	2003	61%	335	550	Combined Cycle	Intermediate
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen	Base QF
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil	Peaking
Top of Iowa	Worth County, IA	MAPP	2001	50%	40	80	Wind	Renewable
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind	Renewable

Total					1,353	3,071

NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

DEBT:

OUTSTANDING AS OF DECEMBER 31,
(ENTERGY’S SHARE)	2008	2007	2006	MATURITY	RATE
		(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$55	$60	$65	10/17/18	LIBOR + 1.375%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
Working Capital	$ -	$ -	$ 1	Demand	LIBOR + 1.625%
RS Cogen Subordinated Debt	$13	$14	$15	10/17/17	LIBOR + 4.50%
Top Deer Senior Project Debt	$19	$24	$28	06/30/13	Fixed 5.55%

(a)	RS Cogen spread on bank portion increases over time to 2.375%.

PREFERRED STOCK:		SHARES OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,
	RATE(a)	2008	2007	2006	2008	2007		2006
						(in millions	)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management	8.95%	297,376	297,376	297,376	$29.7	$29.7		$29.7
8.95% rate(a)
Other	-	-	-	-	0.8	1.0		1.1

Total without sinking fund		297,376	297,376	297,376	$30.5	$30.7		$30.8

(a)	Entergy Asset Management’s stockholders’ agreement provides that each December 31 either Entergy Asset Management or the preferred shareholders may request that the preferred dividend rate be reset.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

NUCLEAR OPERATIONAL MEASURES
Net MW in operation	Installed capacity owned or operated by Entergy Nuclear
Average realized price per MWh	As-reported revenue per MWh billed for all non-utility nuclear operations
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh
GWh billed	Total number of GWh billed to all customers
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management. A high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the plant generates power
Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non- GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital – as-reported	12-months rolling earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – as-reported	12-months rolling earnings divided by average common equity
Net margin – as-reported	12-months rolling earnings divided by 12-months rolling revenue
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund on the balance sheet, less non-recourse debt, if any
Project debt	Financing at subsidiaries to support specific projects
Debt of joint ventures (Entergy’s share)	Debt issued by Non-Nuclear Wholesale Assets business joint ventures and, for periods through third quarter 2004, debt issued for Entergy-Koch, LP
Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Gross debt divided by total capitalization

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported earnings applicable to common stock adjusted to exclude the impact of special items
Return on average invested capital – operational	12-months rolling operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – operational	12-months rolling operational earnings divided by average common equity
Net margin – operational	12-months rolling operational earnings divided by 12-months rolling revenue
Total gross liquidity	Sum of cash and revolver capacity
Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents
Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet liabilities less cash and cash equivalents

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2005 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED

In thousands, for the year ended December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING REVENUES:
Electric	$8,449,281	$211,307	$8,660,588	$8,446,830	$211,307	$8,658,136
Natural gas	77,660	137,310	214,970	77,660	137,310	214,970
Competitive businesses	46,003	-	46,003	1,581,757	-	1,581,757

Total	8,572,944	348,617	8,921,561	10,106,247	348,617	10,454,863

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,941,887	217,365	2,159,252	2,176,015	217,365	2,393,380
Purchased power	2,559,536	(46,740)	2,512,796	2,521,247	(46,740)	2,474,506
Nuclear refueling outage expenses	73,966	-	73,966	162,653	-	162,653
Other operation and maintenance	1,458,596	86,227	1,544,823	2,122,206	86,227	2,208,432
Decommissioning	83,910	-	83,910	143,121	-	143,121
Taxes other than income taxes	325,766	41,538	367,304	382,521	41,538	424,059
Depreciation and amortization	789,654	33,975	823,629	856,377	33,975	890,352
Other regulatory charges (credits) – net	(49,882)	3,181	(46,701)	(49,882)	3,181	(46,701)

Total	7,183,433	335,545	7,518,978	8,314,258	335,545	8,649,802

OPERATING INCOME	1,389,511	13,072	1,402,583	1,791,989	13,072	1,805,061

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	45,736	3,229	48,965	45,736	3,229	48,965
Interest and dividend income	125,237	89	125,326	150,479	89	150,568
Equity in earnings (loss) of unconsolidated equity affiliates	10,462	(768)	9,694	985	(768)	217
Miscellaneous – net	(19,030)	(4,110)	(23,140)	14,251	(4,110)	10,141

Total	162,405	(1,560)	160,845	211,451	(1,560)	209,891

INTEREST AND OTHER CHARGES:
Interest on long-term debt	427,055	10,153	437,208	440,334	10,153	450,487
Other interest – net	79,612	1,696	81,308	64,646	1,696	66,342
Allowance for borrowed funds used during construction	(29,376)	(2,609)	(31,985)	(29,376)	(2,609)	(31,985)
Preferred dividend requirements and other	22,007	482	22,489	25,427	482	25,909

Total	499,298	9,722	509,020	501,031	9,722	510,753

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,052,618	1,790	1,054,408	1,502,409	1,790	1,504,199
Income taxes	403,671	1,790	405,461	559,284	1,790	561,074

INCOME FROM CONTINUING OPERATIONS	648,947	-	648,947	943,125	-	943,125

LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $(24,051))	(44,794)	-	(44,794)	(44,794)	-	(44,794)

CONSOLIDATED NET INCOME	$604,153	$-	$604,153	$898,331	$-	$898,331

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2005 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$207,135	$48,056	$255,191	$221,773	$48,056	$269,829
Temporary cash investments – at cost, which approximates market	127,786	-	127,786	361,047	-	361,047

Total cash and cash equivalents	334,921	48,056	382,977	582,820	48,056	630,876

Notes receivable – Entergy New Orleans DIP loan	90,000	(90,000)	-	90,000	(90,000)	-
Notes receivable	575,873	-	575,873	3,227	-	3,227
Accounts receivable:
Customer	629,717	82,052	711,769	763,993	82,052	846,045
Allowance for doubtful accounts	(28,635)	(25,422)	(54,057)	(30,805)	(25,422)	(56,227)
Associated companies	33,851	-	33,851	-	-	-
Other	296,286	(96,208)	200,078	324,876	(96,208)	228,668
Accrued unbilled revenues	477,570	23,698	501,268	477,570	23,698	501,268

Total account receivables	1,408,789	(15,880)	1,392,909	1,535,634	(15,880)	1,519,754

Deferred fuel costs	543,927	30,593	574,520	543,927	30,593	574,520
Fuel inventory – at average cost	204,382	8,048	212,430	206,195	8,048	214,243
Materials and supplies – at average cost	369,397	8,961	378,358	610,932	8,961	619,893
Deferred nuclear refueling outage costs	70,545	-	70,545	164,152	-	164,152
Prepayments and other	301,387	2,140	303,527	325,795	2,140	327,935

Total	3,899,221	(8,082)	3,891,139	4,062,682	(8,082)	4,054,600

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	8,198,240	(149,929)	8,048,311	296,784	(149,929)	146,855
Decommissioning trust funds	1,136,006	-	1,136,006	2,606,765	-	2,606,765
Non-utility property – at cost (less accumulated depreciation)	226,264	1,107	227,371	228,833	1,107	229,940
Other	35,594	-	35,594	81,535	-	81,535

Total	9,596,104	(148,822)	9,447,282	3,213,917	(148,822)	3,065,095

PROPERTY, PLANT AND EQUIPMENT:
Electric	27,176,956	691,045	27,868,001	29,161,027	691,045	29,852,072
Property under capital lease	727,565	-	727,565	727,565	-	727,565
Natural gas	86,794	189,207	276,001	86,794	189,207	276,001
Construction work in progress	1,291,374	202,353	1,493,727	1,524,085	202,353	1,726,438
Nuclear fuel under capital lease	271,615	-	271,615	271,615	-	271,615
Nuclear fuel	101,403	-	101,403	436,646	-	436,646

Total property, plant and equipment	29,655,707	1,082,605	30,738,312	32,207,732	1,082,605	33,290,337
Less – accumulated depreciation and amortization	12,730,545	428,053	13,158,598	13,010,687	428,053	13,438,740

Property, plant and equipment – net	16,925,162	654,552	17,579,714	19,197,045	654,552	19,851,597

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	735,221	(52,229)	682,992	735,221	(52,229)	682,992
Other regulatory assets	2,133,724	171,133	2,304,857	2,133,724	171,133	2,304,857
Deferred fuel costs	120,489	-	120,489	120,489	-	120,489
Long-term receivables	25,572	1,812	27,384	25,572	1,812	27,384
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	841,068	17,322	858,390	991,835	17,322	1,009,157

Total	4,230,173	138,038	4,368,211	4,384,013	138,038	4,522,051

TOTAL ASSETS	$34,650,660	$635,686	$35,286,346	$30,857,657	$635,686	$31,493,343

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2005 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$ 22,989	$ -	$ 22,989	$ 103,517	$ -	$ 103,517
Notes payable:
Associated companies	926,271	-	926,271	-	-	-
Other	40,041	15,000	55,041	40,041	15,000	55,041
Accounts payable:
Associated companies	77,793	-	77,793	-	-	-
Other	1,494,385	240,601	1,734,986	1,655,787	240,601	1,896,388
Customer deposits	222,044	16,930	238,974	222,206	16,930	239,136
Taxes accrued	316,659	(378)	316,281	188,159	(378)	187,781
Accumulated deferred income taxes	143,409	1,898	145,307	143,409	1,898	145,307
Interest accrued	153,269	2,668	155,937	154,855	2,668	157,523
Obligations under capital leases	130,882	-	130,882	130,882	-	130,882
Other	66,367	2,018	68,385	473,510	2,018	475,528

Total	3,594,109	278,737	3,872,846	3,112,366	278,737	3,391,103

NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,248,739	68,617	5,317,356	5,282,759	68,617	5,351,376
Accumulated deferred investment tax credits	376,550	3,570	380,120	376,550	3,570	380,120
Obligations under capital leases	175,005	-	175,005	175,005	-	175,005
Other regulatory liabilities	408,667	591	409,258	408,667	591	409,258
Decommissioning and retirement cost liabilities	1,161,830	2,421	1,164,251	1,923,971	2,421	1,926,392
Transition to competition	79,101	-	79,101	79,101	-	79,101
Accumulated provisions	74,234	7,889	82,123	144,880	7,889	152,769
Pension and other postretirement liabilities	874,793	26,049	900,842	1,118,964	26,049	1,145,013
Long-term debt	8,791,811	226,603	9,018,414	8,824,493	226,603	9,051,096
Preferred stock with sinking fund	13,950	-	13,950	13,950	-	13,950
Other	1,161,820	1,429	1,163,249	1,202,706	1,429	1,204,135

Total	18,366,500	337,169	18,703,669	19,551,046	337,169	19,888,215

Commitments and Contingencies

Preferred stock without sinking fund	411,321	19,780	431,101	445,974	19,780	465,754

SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2005	2,205,191	-	2,205,192	2,482	-	2,482
Paid–in capital	6,653,879	-	6,653,879	4,817,637	-	4,817,637
Retained earnings	5,717,919	-	5,717,919	5,433,931	-	5,433,931
Accumulated other comprehensive loss	(16,300)	-	(16,300)	(343,819)	-	(343,819)
Less – treasury stock, at cost (40,644,602 shares in 2005)	2,281,960	-	2,281,960	2,161,960	-	2,161,960

Total	12,278,730	-	12,278,730	7,748,271	-	7,748,271

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,650,660	$635,686	$35,286,346	$30,857,657	$635,686	$31,493,343

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2005 PRO FORMA STATEMENT OF CASH FLOW

	CONSOLIDATED
In thousands, for the year ended December 31, 2005.	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING ACTIVITIES:
Consolidated net income	$ 898,331	$ 700	$ 899,031
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(82,033)	(142)	(82,175)
Other regulatory charges (credits) – net	(49,882)	3,181	(46,701)
Depreciation, amortization, and decommissioning	1,001,852	33,975	1,035,827
Deferred income taxes and investment tax credits	487,804	236,100	723,904
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	4,315	(4,532)	(217)
Provisions for asset impairments and restructuring charges	39,767	-	39,767
Changes in working capital:
Receivables	(367,351)	61,359	(305,992)
Fuel inventory	(83,125)	(3,867)	(86,992)
Accounts payable	303,194	(5,392)	297,802
Taxes accrued	(33,306)	(211,082)	(244,388)
Interest accrued	15,133	(2,089)	13,044
Deferred fuel	(236,801)	(28,034)	(264,835)
Other working capital accounts	(45,653)	(6,568)	(52,221)
Provision for estimated losses and reserves	(3,704)	(1,632)	(5,336)
Changes in other regulatory assets	(311,934)	(59,707)	(371,641)
Other	(68,799)	(21,751)	(90,550)

Net cash flow provided by (used in) operating activities	1,467,808	(9,481)	1,458,327

INVESTING ACTIVITIES:
Construction/capital expenditures	(1,458,086)	(57,640)	(1,515,726)
Allowance for equity funds used during construction	45,736	3,229	48,965
Nuclear fuel purchases	(314,414)	-	(314,414)
Proceeds from sale/leaseback of nuclear fuel	184,403	-	184,403
Payment for purchase of plant	(162,075)	-	(162,075)
Decrease (increase) in other investments	9,905	90,000	99,905
Purchase of other temporary investments	(1,591,025)	-	(1,591,025)
Liquidation of other temporary investments	1,778,975	-	1,778,975
Proceeds from nuclear decommissioning trust fund sales	944,253	-	944,253
Investment in nuclear decommissioning trust funds	(1,039,824)	-	(1,039,824)
Other regulatory investments	(390,456)	-	(390,456)

Net cash flow provided by (used in) investing activities	(1,992,608)	35,589	(1,957,019)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	4,302,570	29,783	4,332,353
Preferred stock	127,995	-	127,995
Common stock and treasury stock	106,068	-	106,068
Retirement of long-term debt	(2,689,206)	(30,065)	(2,719,271)
Repurchase of common stock	(878,188)	-	(878,188)
Redemption of preferred stock	(33,719)	-	(33,719)
Changes in credit line borrowings – net	39,850	15,000	54,850
Dividends paid:
Common stock	(453,508)	-	(453,508)
Preferred stock	(25,472)	(724)	(26,196)

Net cash flow used in financing activities	496,390	13,994	510,384

Effect of exchange rates on cash and cash equivalents	(602)	-	(602)

Net increase (decrease) in cash and cash equivalents	(29,012)	40,102	11,090
Cash and cash equivalents at beginning of period	619,786	-	619,786

Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	(7,954)	7,954	-

Cash and cash equivalents at end of period	$ 582,820	$ 48,056	$ 630,876

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid (received) during the period for:

Interest – net of amount capitalized	$ 461,345	$ -	$ 461,345

Income taxes	$ 116,072	$ (18,000)	$ 98,072

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP
2006 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED

In thousands, for the year ended December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING REVENUES:
Electric	$9,065,800	$204,989	$9,270,789	$ 9,063,135	$204,989	$ 9,268,124
Natural gas	84,230	100,088	184,318	84,230	100,088	184,318
Competitive businesses	39,817	-	39,817	1,784,793	-	1,784,793

Total	9,189,847	305,077	9,494,924	10,932,158	305,077	11,237,235

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,880,857	157,535	3,038,392	3,144,073	157,535	3,301,608
Purchased power	2,120,770	(43,647)	2,077,123	2,138,237	(43,647)	2,094,590
Nuclear refueling outage expenses	78,110	-	78,110	169,567	-	169,567
Other operation and maintenance	1,614,002	100,094	1,714,096	2,335,364	100,094	2,435,458
Decommissioning	82,912	169	83,081	145,884	169	146,053
Taxes other than income taxes	363,897	34,953	398,850	428,561	34,953	463,514
Depreciation and amortization	808,517	31,465	839,982	887,792	31,465	919,257
Other regulatory charges (credits) – net	(122,680)	4,160	(118,520)	(122,680)	4,160	(118,520)

Total	7,826,385	284,729	8,111,114	9,126,798	284,729	9,411,527

OPERATING INCOME	1,363,462	20,348	1,383,810	1,805,360	20,348	1,825,708

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	39,894	3,078	42,972	39,894	3,078	42,972
Interest and dividend income	163,717	(6,722)	156,995	198,835	(6,722)	192,113
Equity in earnings (loss) of unconsolidated equity affiliates	95,366	(4,057)	91,309	93,744	(4,057)	89,687
Miscellaneous – net	555	(543)	12	16,114	(543)	15,571

Total	299,532	(8,244)	291,288	348,587	(8,244)	340,343

INTEREST AND OTHER CHARGES:
Interest on long-term debt	489,282	4,069	493,351	498,451	4,069	502,520
Other interest – net	99,196	4,175	103,371	75,502	4,175	79,677
Allowance for borrowed funds used during construction	(23,931)	(2,477)	(26,408)	(23,931)	(2,477)	(26,408)
Preferred dividend requirements and other	24,363	1,286	25,649	27,783	1,286	29,069

Total	588,910	7,053	595,963	577,805	7,053	584,858

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,074,084	5,051	1,079,135	1,576,142	5,051	1,581,193

Income taxes	234,789	5,051	239,840	443,044	5,051	448,095

INCOME FROM CONTINUING OPERATIONS	839,295	-	839,295	1,133,098	-	1,133,098

LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $67)	(496)	-	(496)	(496)	-	(496)

CONSOLIDATED NET INCOME	$ 838,799	$ -	$ 838,799	$ 1,132,602	$ -	$ 1,132,602

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$95,468	$3,886	$99,354	$117,379	$3,886	$121,265
Temporary cash investments – at cost, which approximates market	499,942	13,207	513,149	898,773	13,207	911,980

Total cash and cash equivalents	595,410	17,093	612,503	1,016,152	17,093	1,033,245

Notes receivable – Entergy New Orleans DIP loan	51,934	(51,934)	-	51,934	(51,934)	-
Notes receivable	266,717	-	266,717	699	-	699
Accounts receivable:
Customer	410,512	58,999	469,511	552,376	58,999	611,375
Allowance for doubtful accounts	(19,348)	(10,563)	(29,911)	(19,348)	(10,563)	(29,911)
Associated companies	(5,099)	-	(5,099)	-	-	-
Other	312,654	(86,258)	226,396	345,400	(86,258)	259,142
Accrued unbilled revenues	249,165	23,758	272,923	249,165	23,758	272,923

Total account receivable	947,884	(14,064)	933,820	1,127,593	(14,064)	1,113,529

Accumulated deferred income taxes	10,498	(2,924)	7,574	11,680	(2,924)	8,756
Fuel inventory – at average cost	189,829	5,041	194,870	193,098	5,041	198,139
Materials and supplies – at average cost	408,279	7,825	416,104	604,998	7,825	612,823
Deferred nuclear refueling outage costs	65,349	-	65,349	147,521	-	147,521
Prepayments and other	150,134	5,640	155,774	171,759	5,640	177,399

Total	2,686,034	(33,323)	2,652,711	3,325,434	(33,323)	3,292,111

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	7,725,189	(153,988)	7,571,201	229,089	(153,988)	75,101
Decommissioning trust funds	1,274,676	-	1,274,676	2,858,523	-	2,858,523
Non-utility property – at cost
(less accumulated depreciation)	208,956	1,107	210,063	212,726	1,107	213,833
Other	39,868	-	39,868	47,115	-	47,115

Total	9,248,689	(152,881)	9,095,808	3,347,453	(152,881)	3,194,572

PROPERTY, PLANT AND EQUIPMENT:
Electric	28,405,556	698,081	29,103,637	30,713,284	698,081	31,411,365
Property under capital lease	730,182	-	730,182	730,182	-	730,182
Natural gas	92,787	186,932	279,719	92,787	186,932	279,719
Construction work in progress	609,431	21,824	631,255	786,147	21,824	807,971
Nuclear fuel under capital lease	336,017	-	336,017	336,017	-	336,017
Nuclear fuel	140,357	-	140,357	494,759	-	494,759

Total property, plant and equipment	30,314,330	906,837	31,221,167	33,153,176	906,837	34,060,013
Less – accumulated depreciation and amortization	13,366,710	446,673	13,813,383	13,715,099	446,673	14,161,772

Property, plant and equipment – net	16,947,620	460,164	17,407,784	19,438,077	460,164	19,898,241

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	740,110	(71,870)	668,240	740,110	(71,870)	668,240
Other regulatory assets	2,768,352	295,440	3,063,792	2,768,352	295,440	3,063,792
Deferred fuel costs	168,122	-	168,122	168,122	-	168,122
Long-term receivables	19,349	936	20,285	19,349	936	20,285
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	736,461	4,824	741,285	898,662	4,824	903,486

Total	4,806,493	229,330	5,035,823	4,971,767	229,330	5,201,097

TOTAL ASSETS	$33,688,836	$ 503,290	$34,192,126	$31,082,731	$ 503,290	$31,586,021

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA BALANCE SHEET	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA	GAAP	ENOI ADJUSTMENT*	PRO FORMA
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$93,335	$-	$93,335	$181,576	$-	$181,576
Notes payable:
Associated companies	979,198	-	979,198	-	-	-
Other	25,039	-	25,039	25,039	-	25,039
Accounts payable:
Associated companies	69,355	-	69,355	-	-	-
Other	901,434	59,034	960,468	1,122,596	59,034	1,181,630
Customer deposits	248,031	14,808	262,839	248,031	14,808	262,839
Taxes accrued	167,060	2,087	169,147	187,324	2,087	189,411
Interest accrued	159,527	18,004	177,531	160,831	18,004	178,835
Deferred fuel costs	73,031	(18,996)	54,035	73,031	(18,996)	54,035
Obligations under capital leases	153,246	-	153,246	153,246	-	153,246
Pension and other postretirement liabilities	39,008	16	39,024	41,912	16	41,928
Other	100,501	6,138	106,639	271,544	6,138	277,682

Total	3,008,765	81,091	3,089,856	2,465,130	81,091	2,546,221

NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,451,700	98,884	5,550,584	5,820,700	98,884	5,919,584
Accumulated deferred investment tax credits	358,550	3,157	361,707	358,550	3,157	361,707
Obligations under capital leases	188,033	-	188,033	188,033	-	188,033
Other regulatory liabilities	449,237	-	449,237	449,237	-	449,237
Decommissioning and asset retirement cost liabilities	1,249,482	2,591	1,252,073	2,023,846	2,591	2,026,437
Transition to competition	79,098	-	79,098	79,098	-	79,098
Accumulated provisions	81,053	8,384	89,437	88,902	8,384	97,286
Pension and other postretirement liabilities	1,125,707	60,034	1,185,741	1,410,433	60,034	1,470,467
Long-term debt	8,560,534	226,619	8,787,153	8,798,087	226,619	9,024,706
Preferred stock with sinking fund	10,500	-	10,500	10,500	-	10,500
Other	1,173,844	2,750	1,176,594	847,415	2,750	850,165

Total	18,727,738	402,419	19,130,157	20,074,801	402,419	20,477,220

Commitments and Contingencies

Preferred stock without sinking fund	310,751	19,780	330,531	344,913	19,780	364,693

SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2006	2,228,350	-	2,228,350	2,482	-	2,482
Paid–in capital	6,668,007	-	6,668,007	4,827,265	-	4,827,265
Retained earnings	5,592,532	-	5,592,532	6,113,042	-	6,113,042
Accumulated other comprehensive loss	(82,917)	-	(82,917)	(100,512)	-	(100,512)
Less – treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	-	2,764,390	2,644,390	-	2,644,390

Total	11,641,582	-	11,641,582	8,197,887	-	8,197,887

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,688,836	$503,290	$34,192,126	$31,082,731	$503,290	$31,586,021

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2006 PRO FORMA STATEMENT OF CASH FLOW	CONSOLIDATED
In thousands, for the year ended December 31, 2006.	GAAP	ENOI ADJUSTMENT*	PRO FORMA
OPERATING ACTIVITIES:
Consolidated net income	$1,132,602	$-	$1,132,602
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	36,352	(20)	36,332
Other regulatory credits – net	(122,680)	4,160	(118,520)
Depreciation, amortization, and decommissioning	1,035,153	31,634	1,066,787
Deferred income taxes, investment tax credits, and non-current taxes accrued	738,643	54,395	793,038
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	4,436	4,057	8,493
Provisions for asset impairments and restructuring charges		-
Changes in working capital:
Receivables	408,042	(1,817)	406,225
Fuel inventory	13,097	3,007	16,104
Accounts payable	(83,884)	10,855	(73,029)
Taxes accrued	(835)	2,464	1,629
Interest accrued	5,975	15,337	21,312
Deferred fuel	582,947	11,597	594,544
Other working capital accounts	64,479	(1,447)	63,032
Provision for estimated losses and reserves	39,822	496	40,318
Changes in other regulatory assets	(454,458)	(55,607)	(510,065)
Changes in pensions and other postretirement liabilities	333,381	34,001	367,382
Other	(285,233)	(19,284)	(304,517)

Net cash flow provided by operating activities	3,447,839	93,828	3,541,667

INVESTING ACTIVITIES:
Construction/capital expenditures	(1,633,268)	(80,792)	(1,714,060)
Allowance for equity funds used during construction	39,894	3,078	42,972
Nuclear fuel purchases	(326,248)	-	(326,248)
Proceeds from sale/leaseback of nuclear fuel	135,190	-	135,190
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	(88,199)	-	(88,199)
Insurance proceeds received for property damages	18,828	4,664	23,492
Decrease (increase) in other investments	(6,353)	(36,458)	(42,811)
Proceeds from nuclear decommissioning trust fund sales	777,584	-	777,584
Investment in nuclear decommissioning trust funds	(884,123)	-	(884,123)
Other regulatory investments	(38,037)	-	(38,037)

Net cash flow used in investing activities	(1,927,573)	(109,508)	(2,037,081)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,837,713	(6)	1,837,707
Preferred stock	73,354	-	73,354
Common stock and treasury stock	70,455	-	70,455
Retirement of long-term debt	(1,804,373)	-	(1,804,373)
Repurchase of common stock	(584,193)	-	(584,193)
Redemption of preferred stock	(183,881)	-	(183,881)
Changes in credit line borrowings – net	(15,000)	(15,000)	(30,000)
Dividends paid:
Common stock	(448,954)	-	(448,954)
Preferred stock	(28,848)	(277)	(29,125)

Net cash flow used in financing activities	(1,083,727)	(15,283)	(1,099,010)

Effect of exchange rates on cash and cash equivalents	(3,207)	-	(3,207)

Net increase (decrease) in cash and cash equivalents	433,332	(30,963)	402,369
Cash and cash equivalents at beginning of period	582,820	48,056	630,876

Cash and cash equivalents at end of period	$1,016,152	$17,093	$1,033,245

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$514,189	$-	$514,189

Income taxes	$(147,435)	$(57,193)	$(204,628)

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Jurisdictional Split of Entergy Gulf States, Inc.) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2007 PRO FORMA INCOME STATEMENT	ENTERGY GULF STATES		ENTERGY GULF STATES
In thousands, for the year ended December 31, 2007.	LOUISIANA GAAP	ADJUSTMENT*	LOUISIANA PRO FORMA

OPERATING REVENUES:
Electric	$ 3,448,008	$(1,238,442)	$ 2,209,566
Natural gas	86,604	-	86,604

Total	3,534,612	(1,238,442)	2,296,170

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	867,081	(546,413)	320,668
Purchased power	1,339,986	(232,938)	1,107,048
Nuclear refueling outage expenses	12,212	-	12,212
Other operation and maintenance	548,999	(179,119)	369,880
Decommissioning	11,728	(173)	11,555
Taxes other than income taxes	132,489	(50,615)	81,874
Depreciation and amortization	208,648	(68,172)	140,476
Other regulatory charges (credits) – net	29,923	(16,808)	13,115

Total	3,151,066	(1,094,238)	2,056,828

OPERATING INCOME	383,546	(144,204)	239,342

OTHER INCOME:
Allowance for equity funds used during construction	11,666	(3,295)	8,371
Interest and dividend income	75,425	28,715	104,140
Miscellaneous – net	1,724	600	2,324

Total	88,815	26,020	114,835

INTEREST AND OTHER CHARGES:
Interest on long-term debt	149,464	(14,231)	135,233
Other interest – net	13,945	(10,907)	3,038
Allowance for borrowed funds used during construction	(7,528)	2,126	(5,402)

Total	155,881	(23,012)	132,869

INCOME BEFORE INCOME TAXES	316,480	(95,172)	221,308
Income taxes	123,701	(36,249)	87,452

NET INCOME	192,779	(58,923)	133,856
Preferred distribution requirements and other	3,968	-	3,968

EARNINGS APPLICABLE TO COMMON EQUITY	$ 188,811	$ (58,923)	$ 129,888

*	Adjustment to reflect as if the transactions implementing the Entergy Gulf States, Inc. jurisdictional split had occurred as of January 1, 2007.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006(a)	2005(a)	2004
As-Reported earnings (A)	1,221	1,135	1,133	898	910
Preferred dividends	20	25	28	25	24
Tax-effected interest expense	374	392	339	293	295

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	1,615	1,552	1,499	1,217	1,228
Special items (C)	(55)	(32)	135	(45)	30
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,670	1,584	1,364	1,262	1,198
Operational earnings (A-C)	1,276	1,167	998	943	880
Average invested capital (D)	19,927	18,721	17,688	16,850	16,845
Average common equity (E)	7,915	8,030	7,970	8,020	8,500
Operating revenues (F)	13,094	11,484	10,932	10,106	9,686

Gross debt (G)	12,279	11,123	9,356	9,288	7,807
Less cash and cash equivalents (H)	1,920	1,254	1,016	583	620
Net debt (G-H)	10,359	9,869	8,340	8,705	7,187

Total capitalization (I)	20,557	19,297	17,899	17,477	16,469
Less cash and cash equivalents (J)	1,920	1,254	1,016	583	620
Net capitalization (I-J)	18,637	18,043	16,883	16,894	15,849

Off-balance sheet liabilities (K)	574	658	665	778	769
Revolver capacity (L)	645	1,730	2,770	2,545	1,490
Gross liquidity (H+L)	2,565	2,984	3,786	3,128	2,110

($ per share)
As-Reported earnings per share (M)	6.20	5.60	5.36	4.19	3.93
Operational earnings per share (N)	6.51	5.76	4.72	4.40	3.80
Common dividend paid per share (O)	3.00	2.58	2.16	2.16	1.89
Year-end closing market price per share of common stock (P)	83.13	119.52	92.32	68.65	67.59

(%)
Return on average invested capital – As-Reported (B/D)	8.1	8.3	8.5	7.2	7.3
Return on average invested capital – Operational ((B-C)/D)	8.4	8.5	7.7	7.5	7.1
Return on average common equity – As-Reported (A/E)	15.4	14.1	14.2	11.2	10.7
Return on average common equity – Operational ((A-C)/E)	16.1	14.5	12.5	11.8	10.4
Net margin – As-Reported (A/F)	9.3	9.9	10.4	8.9	9.4
Net margin – Operational ((A-C)/F)	9.7	10.2	9.1	9.3	9.1
Debt to capital ratio (G/I)	59.7	57.6	52.3	53.1	47.4
Net debt to net capital ratio ((G-H)/(I-J))	55.6	54.7	49.4	51.5	45.3
Net debt to net capital ratio including off-balance sheet liabilities ((G-H+K)/(I-J+K))	56.9	56.3	51.3	53.7	47.9

Common dividend payout ratio – As-Reported (O/M)	48	46	40	52	48
Common dividend payout ratio – Operational (O/N)	46	45	46	49	50

(ratio)
Price to earnings ratio – As-Reported (P/M)	13.41	21.34	17.24	16.39	17.18
Price to earnings ratio – Operational (P/N)	12.77	20.75	19.56	15.61	17.77

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations	may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q07-4Q08

($ millions)	1Q08	2Q08	3Q08	4Q08	1Q07	2Q07	3Q07	4Q07
For the quarter:
As-Reported earnings (A)	308.7	271.0	470.3	170.6	212.2	267.6	461.2	193.9
Less special items (B)	-	(18.3)	(17.1)	(20.1)	-	-	-	(32.0)

Operational earnings (A-B)	308.7	289.2	487.3	190.7	212.2	267.6	461.2	225.9

As-Reported earnings trailing 12 months (C)	1,231	1,235	1,244	1,221	1,151	1,137	1,209	1,135
Preferred dividends	24	23	21	20	28	26	25	25
Tax-effected interest expense	396	390	375	374	352	365	392	392

As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	1,651	1,648	1,640	1,615	1,531	1,528	1,626	1,552

Special items in prior quarters	(32)	(32)	(50)	(35)	132	108	101	-

Special items 1Q07 through 4Q08
Utility/Parent/Other
Nuclear Spin-Off Costs	-	(18)	(17)	(20)	-	-	-	-
Energy Commodity Services
Nuclear Fleet Alignment	-	-	-	-	-	-	-	(32)
Total special items (E)	(32)	(50)	(67)	(55)	132	108	101	(32)

Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	1,683	1,698	1,707	1,670	1,399	1,420	1,525	1,584
Operational earnings, trailing 12 months (C-E)	1,263	1,285	1,311	1,276	1,020	1,029	1,108	1,167
Average invested capital (F)	18,790	19,244	20,236	19,927	18,227	18,652	18,866	18,721
Average common equity (G)	7,756	7,555	7,973	7,915	7,939	7,998	8,264	8,030
Operating revenues, trailing 12 months (H)	11,655	12,150	12,825	13,094	11,295	11,371	11,311	11,484

Gross debt (I)	11,292	11,768	12,656	12,279	10,100	10,936	11,194	11,123
Less cash and cash equivalents (J)	916	1,086	2,556	1,920	1,100	1,320	1,467	1,254
Net debt (I-J)	10,376	10,682	10,100	10,359	9,000	9,616	9,728	9,869

Total capitalization (K)	19,276	19,401	20,944	20,557	18,304	19,088	19,529	19,297
Less cash and cash equivalents (L)	916	1,086	2,556	1,920	1,100	1,320	1,467	1,254
Net capital (K-L)	18,360	18,315	18,388	18,637	17,204	17,767	18,062	18,043

Off-balance sheet liabilities (M)	642	638	637	574	668	664	662	658
Revolver capacity (N)	1,503	826	374	645	2,170	1,650	1,804	1,730
Gross liquidity (J+N)	2,419	1,912	2,930	2,565	3,270	2,970	3,271	2,984

(%)
Return on average invested capital –
As-Reported (D/F)	8.8	8.6	8.1	8.1	8.4	8.2	8.6	8.3
Return on average invested capital –
Operational ((D-E)/F)	9.0	8.8	8.4	8.4	7.7	7.6	8.1	8.5
Return on average common equity –
As-Reported (C/G)	15.9	16.3	15.6	15.4	14.5	14.2	14.6	14.1
Return on average common equity –
Operational ((C-E)/G)	16.3	17.0	16.4	16.1	12.8	12.9	13.4	14.5
Net margin – As-Reported (C/H)	10.6	10.2	9.7	9.3	10.2	10.0	10.7	9.9
Net margin – Operational ((C-E)/H)	10.8	10.6	10.2	9.7	9.0	9.1	9.8	10.2
Debt to capital ratio (I/K)	58.6	60.7	60.4	59.7	55.2	57.3	57.3	57.6
Net debt to net capital ratio ((I-J)/(K-L))	56.5	58.3	54.9	55.6	52.3	54.1	53.9	54.7
Net debt to net capital including off-balance sheet liabilities ((I-J+M)/(K-L+M))	58.0	59.7	56.4	56.9	54.1	55.8	55.5	56.3

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006(a)	2005(a)	2004
As-Reported earnings (A)	587.8	682.7	691.2	659.8	643.4
Preferred dividends	17.3	21.7	24.4	22.0	23.3
Tax-effected interest expense	261.6	259.8	246.8	224.0	235.9

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	866.7	964.2	962.3	905.8	902.6

Utility special items
Nuclear alignment	-	(13.7)	-	-	-
ENOI Results	-	-	4.1	-	-
Total special items (C)	-	(13.7)	4.1	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	866.7	977.9	958.2	905.8	902.6
Operational earnings (A-C)	587.8	696.4	687.1	659.8	643.4
Average invested capital (D)	14,441	13,903	13,254	12,738	12,514
Average common equity (E)	6,618	6,440	6,132	5,786	5,539

Gross debt (G)	7,836	7,249	6,786	6,990	6,394
Less cash and cash equivalents (H)	566	801	564	301	586
Net debt (G-H)	7,270	6,448	6,222	6,689	5,808

Total capitalization (I)	14,794	14,088	13,266	13,502	12,375
Less cash and cash equivalents (J)	566	801	564	301	586
Net capitalization (I-J)	14,228	13,287	12,702	13,201	11,789

(%)
Return on average invested capital – As-Reported (B/D)	6.0	6.9	7.2	7.1	7.2
Return on average invested capital – Operational ((B-C)/D)	6.0	7.0	7.2	7.1	7.2
Return on average common equity – As-Reported (A/E)	8.9	10.6	11.3	11.4	11.6
Return on average common equity – Operational ((A-C)/E)	8.9	10.8	11.2	11.4	11.6
Debt to capital ratio (G/I)	53.0	51.5	51.3	51.8	51.7
Net debt to net capital ratio ((G-H)/(I-J))	51.1	48.5	49.1	50.7	49.3

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q07-4Q08

($ millions)	1Q08	2Q08	3Q08	4Q08	1Q07	2Q07	3Q07	4Q07
As-Reported earnings (A)	117.1	159.7	257.8	53.2	104.4	148.2	333.1	97.0
Less special items (B)	-	-	-	-	-	-	-	(13.7)

Operational earnings (A-B)	117.1	159.7	257.8	53.2	104.4	148.2	333.1	110.7

As-Reported earnings-trailing 12 months (C)	695.4	706.9	631.6	587.8	675.9	624.4	667.5	682.7
Preferred dividends	20.7	19.6	18.4	17.3	23.8	22.2	21.6	21.7
Tax-effected interest expense	257.1	257.2	251.6	261.6	259.2	261.6	274.2	259.8

As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	973.2	983.7	901.6	866.7	958.9	908.2	963.3	964.2

Special items in prior quarters	(13.7)	(13.7)	(13.7)	-	(1.6)	(12.3)	(19.6)	-
Special items 1Q07 through 4Q08	-	-	-	-	-	-	-	(13.7)
Total special items (E)	(13.7)	(13.7)	(13.7)	-	(1.6)	(12.3)	(19.6)	(13.7)

Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	986.8	997.4	915.3	866.7	960.5	920.5	982.9	977.9
Operational earnings, trailing 12 months (C-E)	709.1	720.6	645.3	587.8	677.5	636.7	687.1	696.4
Average invested capital (F)	13,813	14,157	14,707	14,441	13,711	13,869	14,004	13,903
Average common equity (G)	6,407	6,509	6,692	6,618	6,334	6,406	6,502	6,440

Gross debt (H)	7,278	7,457	8,069	7,836	6,920	7,224	7,347	7,249
Less cash and cash equivalents (I)	284	330	740	566	613	926	928	801
Net debt (H-I)	6,994	7,127	7,329	7,270	6,307	6,298	6,418	6,448

Total capitalization (J)	14,020	14,314	15,183	14,794	13,605	13,999	14,231	14,088
Less cash and cash equivalents (K)	284	330	740	566	613	926	928	801
Net capital (J-K)	13,736	13,984	14,443	14,228	12,993	13,073	13,303	13,287

(%)
Return on average invested capital – As-Reported (D/F)	7.0	6.9	6.1	6.0	7.0	6.5	6.9	6.9
Return on average invested capital – Operational ((D-E)/F)	7.1	7.0	6.2	6.0	7.0	6.6	7.0	7.0
Return on average common equity – As-Reported (C/G)	10.9	10.9	9.4	8.9	10.7	9.7	10.3	10.6
Return on average common equity – Operational ((C-E)/G)	11.1	11.1	9.6	8.9	10.7	9.9	10.6	10.8
Debt to capital ratio (H/J)	51.9	52.1	53.1	53.0	50.9	51.6	51.6	51.5
Net debt to net capital ratio ((H-I)/(J-K))	50.9	51.0	50.7	51.1	48.5	48.2	48.2	48.5

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006	2005	2004
As-Reported earnings (A)	40.3	132.2	165.6	166.9	134.4
Preferred dividends	6.9	6.9	7.6	7.8	7.8
Tax-effected interest expense	52.0	53.4	50.8	47.1	48.1

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	99.2	192.5	224.0	221.8	190.3

Special items
Nuclear Alignment	-	(5.9)	-	-	-
Total special items (C)	-	(5.9)	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	99.2	198.4	224.0	221.8	190.3
Operational earnings (A-C)	40.3	138.1	165.6	166.9	134.4
Average invested capital (D)	3,102	2,965	2,967	2,920	2,877
Average common equity (E)	1,392	1,409	1,432	1,378	1,303

Gross debt (F)	1,745	1,442	1,436	1,400	1,450
Less cash and cash equivalents (G)	40	0.2	35	9	90
Net debt (F-G)	1,705	1,441	1,401	1,391	1,360

Total capitalization (H)	3,261	2,942	2,987	2,946	2,894
Less cash and cash equivalents (I)	40	0.2	35	9	90
Net capitalization (H-I)	3,221	2,942	2,952	2,937	2,804

(%)
Return on average invested capital – As-Reported (B/D)	3.2	6.5	7.6	7.6	6.6
Return on average invested capital – Operational ((B-C)/D)	3.2	6.7	7.6	7.6	6.6
Return on average common equity – As-Reported (A/E)	2.9	9.4	11.6	12.1	10.3
Return on average common equity – Operational ((A-C)/E)	2.9	9.8	11.6	12.1	10.3
Debt to capital ratio (F/H)	53.5	49.0	48.1	47.5	50.1
Net debt to net capital ratio ((F-G)/(H-I))	52.9	49.0	47.5	47.4	48.5

ENTERGY GULF STATES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2006

($ millions)	2006	2005	2004
As-Reported earnings (A)	208.0	202.3	187.8
Preferred dividends	4.0	4.2	4.5
Tax-effected interest expense	88.0	71.2	76.3

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	300.0	277.7	268.6

Special items	-	-	-

Total special items (C)	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	300.0	277.7	268.6
Operational earnings (A-C)	208.0	202.3	187.8
Average invested capital (D)	4,699	4,304	4,046
Average common equity (E)	2,217	2,005	1,740

Gross debt (F)	2,442	2,426	2,078
Less cash and cash equivalents (G)	180	25	7
Net debt (F-G)	2,262	2,401	2,071

Total capitalization (H)	4,695	4,697	3,911
Less cash and cash equivalents (I)	180	25	7
Net capitalization (H-I)	4,515	4,672	3,904

(%)
Return on average invested capital – As-Reported (B/D)	6.4	6.5	6.6
Return on average invested capital – Operational ((B-C)/D)	6.4	6.5	6.6
Return on average common equity – As-Reported (A/E)	9.4	10.1	10.8
Return on average common equity – Operational ((A-C)/E)	9.4	10.1	10.8
Debt to capital ratio (F/H)	52.0	51.7	53.1
Net debt to net capital ratio ((F-G)/(H-I))	50.1	51.4	53.0

REG G RECONCILIATIONS

ENTERGY GULF STATES LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2008

($ millions)	2008		2007		2006	2005	2004
As-Reported earnings (A)	143.9		129.9	(a)	REFER TO PAGE 70
Preferred dividends	0.8		4.0	(a)
Tax-effected interest expense	78.1		81.8	(a)

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	222.8		215.7
Special items
Nuclear Alignment	-		(3.6)
Total special items (C)	-		(3.6)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	222.8		219.3
Operational earnings (A-C)	143.9		133.5
Average invested capital (D)	3,640		3,186
Average common equity (E)	1,306		1,254	(b)
Gross debt (F)	1,418	(b)	1,381	(b)
Less cash and cash equivalents (G)	49		108
Net debt (F-G)	1,369		1,273
Total capitalization (H)	2,750	(b)	2,681	(b)
Less cash and cash equivalents (I)	49		108
Net capitalization (H-I)	2,701		2,573
(%)
Return on average invested capital – As-Reported (B/D)	6.1		6.8
Return on average invested capital – Operational ((B-C)/D)	8.2	(b)	8.3	(b)
Return on average common equity – As-Reported (A/E)	11.0		10.4
Return on average common equity – Operational ((A-C)/E)	11.0		10.6
Debt to capital ratio (F/H)	51.6	(b)	51.5	(b)
Net debt to net capital ratio ((F-G)/(H-I))	50.7		49.5

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2007-2008
($ millions)	2008		2007		2006	2005	2004
As-Reported earnings (A)	57.9		58.9		REFER TO PAGE 70
Preferred dividends	-		-
Tax-effected interest expense	48.0		51.2

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	105.9		110.1
Special items
	-		-
Total special items (C)	-		-
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	105.9		110.1
Operational earnings (A-C)	57.9		58.9
Average invested capital (D)	2,331		2,245
Average common equity (E)	952		996
Gross debt (F)	1,035	(b)	1,083	(b)
Less cash and cash equivalents (G)	2		297
Net debt (F-G)	1,033		786
Total capitalization (H)	1,935	(b)	1,937	(b)
Less cash and cash equivalents (I)	2		297
Net capitalization (H-I)	1,933		1,640
(%)
Return on average invested capital – As-Reported (B/D)	4.5		4.9
Return on average invested capital – Operational ((B-C)/D)	5.5	(b)	5.7	(b)
Return on average common equity – As-Reported (A/E)	6.1		5.9
Return on average common equity – Operational ((A-C)/E)	6.6	(b)	7.0	(b)
Debt to capital ratio (F/H)	53.5	(b)	55.9	(b)
Net debt to net capital ratio ((F-G)/(H-I))	53.4		47.9

(a)	See page 65 for the Pro Forma EGSL Income Statement.

(b)	See page 72 for Pro Forma calculations.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

EGSL PRO FORMA AVERAGE COMMON EQUITY 2007			(D)	(E)	(D-E)
($ millions)			EGSI 2006 PER 10-K	ADJUSTMENTS	EGSL 2006 PRO FORMA
Shareholders Equity:
Preferred membership interests without sinking fund (A)			47	(1)	48
Members’ equity			2,225	988	1,238
Accumulated other comprehensive loss			(20)	-	(20)

Total Equity (B)			2,253	987	1,266

2006 Pro Forma Total Common Equity (B–A)					1,218
2007 Total Common Equity (C)					1,290
2007 Average Common Equity ((C)+(B–A))/2					1,254

EGSL/ETI AVERAGE INVESTED CAPITAL AND RETURN ON AVERAGE INVESTED CAPITAL	2008			2007 PRO FORMA
($ millions)	ETI	EGSL		ETI	EGSL
As-Reported Earnings (A)	57.9	143.9		58.9	129.9	(a)
Preferred dividends	-	0.8		-	4.0	(a)
Tax-effected interest expense	48.0	78.1		51.2	81.8	(a)

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	105.9	222.8		110.1	215.7
Total Special Items (C)	-	-		-	(3.6)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	105.9	222.8		110.1	219.3

Average Invested Capital (D)	2,331	3,640		2,245	3,186
Less Average Securitized Debt (E)	320	-		165	-
Less Average Equity Infusion from Parent (F)	75	-		150	-
Less Average Assumption Debt (G)	-	925		-	540

Adjusted Average Invested Capital (D-E-F-G)	1,936	2,715		1,931	2,646

ROIC – As-Reported (B/D)	4.5%	6.1%		4.9%	6.8%
ROIC – Operational ((B-C)/(D-E-F-G)	5.5%	8.2%		5.7%	8.3%

ETI AVERAGE COMMON EQUITY AND RETURN ON AVERAGE COMMON EQUITY
($ millions)				2008	2007 PRO FORMA
As-Reported Earnings (A)				57.9	58.9
Total Special Items (B)				-	-

Operational Earnings (A–B)				57.9	58.9

Average Common Equity (C)				952.2	996.1
Less Average Equity Infusion from Parent				75.0	150.0

Adjusted Average Common Equity (D)				877.2	846.1

ROE – As-Reported (A/C)				6.1%	5.9%
ROE – Operational ((A–B)/D)				6.6%	7.0%

EGSL/ETI DEBT TO CAPITAL RATIO	2008			2007 PRO FORMA
($ millions)	ETI	EGSL		ETI	EGSL
Currently maturing long-term debt	101	220		309	675
Notes Payable	160	-		-	-
Obligations under capital leases – current	-	24		-	29
Obligations under capital leases – non-current	-	116		-	82
Long-term debt	1,084	1,828		1,104	1,674

Total debt before adjustments (A)	1,345	2,188		1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	770		-	1,079
Less securitized debt (ETI) (C)	310	-		330	-

Adjusted total debt (A-B-C)	1,035	1,418		1,083	1,381
Shareholders’ equity (D)	900	1,322		1,004	1,290
Less return of parent equity infusion in beginning of 08	-	-		150	-

Adjusted Common Equity (E)	900	1,322		854	1,290
Preferred membership interests without sinking fund (F)	-	10		-	10
Adjusted total capital (A-B-C)+(E+F)	1,935	2,750		1,937	2,681
Debt/Capital Ratio (A-B-C)/((A-B-C)+(E+F))	53.5%	51.6%		55.9%	51.5%

EGSL/ETI NET DEBT TO NET CAPITAL RATIO	2008			2007 PRO FORMA
($ millions)	ETI	EGSL		ETI	EGSL
Currently maturing long-term debt	101	220		309	675
Notes Payable	160	-		-	-
Obligations under capital leases – current	-	24		-	29
Obligations under capital leases – non-current	-	116		-	82
Long-term debt	1,084	1,828		1,104	1,674

Total debt before adjustments (A)	1,345	2,188		1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	770		-	1,079
Less securitized debt (ETI) (C)	310	-		330	-

Adjusted total debt (A-B-C)	1,035	1,418		1,083	1,381
Less cash and cash equivalents (D)	2	49		297	108

Net Debt (A-B-C-D)	1,033	1,369		786	1,273

Shareholders’ equity (E)	900	1,322		1,004	1,290
Less return of parent equity infusion in beginning of 08	-	-		150	-

Adjusted Common Equity (F)	900	1,322		854	1,290
Preferred membership interests without sinking fund (G)	-	10		-	10
Adjusted total capital (A-B-C)+(F+G)	1,935	2,750		1,937	2,681
Less cash and cash equivalents (D)	2	49		297	108

Net Capitalization (A-B-C)+(F+G)-(D)	1,933	2,701		1,640	2,573
Net Debt/Net Capital Ratio (A-B-C-D)/((A-B-C)+(F+G)-(D))	53.4%	50.7%		47.9%	49.5%

(a)	See page 65 for the Pro Forma Income Statement.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (continued)

EGSL PRO FORMA CASH FLOW INTEREST COVERAGE

2007

($ thousands)	(A) EGSL(a) PER 2007 10-K	(B) ETI PER FORM 10		(A-B) EGSL PRO FORMA
Net Income	192,779	58,921		133,858
Adjustments to reconcile net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	363	(363)		726
Other regulatory charges (credits) – net	29,923	16,808		13,115
Depreciation, amortization, and decommissioning	220,376	68,345		152,031
Deferred income taxes, investment tax credits, and non-current taxes accrued	98,734	218,873		(120,139)
Changes in working capital:
Receivables	(261,538)	(230,481)		(31,057)
Fuel inventory	(18,377)	(10,939)		(7,438)
Accounts payable	38,685	(1,328)		40,013
Taxes accrued	(27,781)	4,936		(32,717)
Interest accrued	22,963	10,030		12,933
Deferred fuel costs	35,363	21,619		13,744
Other working capital accounts	197,802	86,598		111,204
Provision for estimated losses and reserves	(91,241)	(568)		(90,673)
Changes in other regulatory assets	116,317	(21,038)		137,355
Other	6,372	(45,422)		51,794

Net Cash Flow from Operating Activities	560,740	175,991		384,749

EGSL Pro Forma Net Cash Flow from Operating Activities		(C)		384,749
Cash Paid During Period for Interest – net of amount capitalized		(D)		131,280
Operating Cash Flow before Interest Payments		(C+D)		516,029
Interest and Other Charges		(E)		132,869(a)
Pro Forma Cash Flow Interest Coverage		((C+D)/E	)	3.9

(a)	Entergy Gulf States Louisiana, L.L.C. (EGSL) is the successor for financial reporting purposes to Entergy Gulf States, Inc. EGSL’s Cash Flow Statement for the year ended 2007 includes the operations of Entergy Texas, Inc.

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006	2005	2004
As-Reported earnings (A)	150.6	136.4	130.7	128.1	127.5
Preferred dividends	7.0	7.0	7.0	-	-
Tax-effected interest expense	51.1	48.2	50.5	48.6	42.7

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	208.7	191.5	188.2	176.6	170.2

Special items
Nuclear alignment	-	(2.2)	-	-	-
Total special items (C)	-	(2.2)	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	208.7	193.7	188.2	176.6	170.2
Operational earnings (A-C)	150.6	138.6	130.7	128.1	127.5
Average invested capital (D)	2,958	2,697	2,562	2,263	2,020
Average members’ equity (E)	1,531	1,386	1,212	1,069	1,027

Gross debt (F)	1,462	1,192	1,230	1,271	1,017
Less cash and cash equivalents (G)	139	0.3	3	105	146
Net debt (F-G)	1,323	1,192	1,227	1,166	871

Total capitalization (H)	3,170	2,746	2,648	2,476	2,050
Less cash and cash equivalents (I)	139	0.3	3	105	146
Net capitalization (H-I)	3,031	2,745	2,645	2,371	1,904

(%)
Return on average invested capital – As-Reported (B/D)	7.1	7.1	7.3	7.8	8.4
Return on average invested capital – Operational ((B-C)/D)	7.1	7.2	7.3	7.8	8.4
Return on average members’ equity – As-Reported (A/E)	9.8	9.8	10.8	12.0	12.4
Return on average members’ equity – Operational ((A-C)/E)	9.8	10.0	10.8	12.0	12.4
Debt to capital ratio (F/H)	46.1	43.4	46.4	51.3	49.6
Net debt to net capital ratio ((F-G)/(H-I))	43.6	43.4	46.4	49.2	45.8

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006	2005	2004
As-Reported earnings (A)	56.9	69.3	49.5	58.8	70.1
Preferred dividends	2.8	2.8	2.8	3.3	3.4
Tax-effected interest expense	27.7	27.4	29.9	25.3	25.6

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	87.4	99.5	82.2	87.4	99.1

Special items	-	-	-	-	-

Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	87.4	99.5	82.2	87.4	99.1
Operational earnings (A-C)	56.9	69.3	49.5	58.8	70.1
Average invested capital (D)	1,415	1,437	1,391	1,301	1,289
Average common equity (E)	661	637	595	555	526

Gross debt (F)	703	704	795	695	695
Less cash and cash equivalents (G)	1	41	73	5	80
Net debt (F-G)	702	664	722	690	615

Total capitalization (H)	1,419	1,411	1,463	1,319	1,283
Less cash and cash equivalents (I)	1	41	73	5	80
Net capitalization (H-I)	1,418	1,371	1,390	1,314	1,203

(%)
Return on average invested capital – As-Reported (B/D)	6.2	6.9	5.9	6.7	7.7
Return on average invested capital – Operational ((B-C)/D)	6.2	6.9	5.9	6.7	7.7
Return on average common equity – As-Reported (A/E)	8.6	10.9	8.3	10.6	13.3
Return on average common equity – Operational ((A-C)/E)	8.6	10.9	8.3	10.6	13.3
Debt to capital ratio (F/H)	49.6	49.9	54.3	52.7	54.2
Net debt to net capital ratio ((F-G)/(H-I))	49.5	48.4	51.9	52.6	51.1

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006	2005	2004
As-Reported earnings (A)	34.0	23.5	4.1	0.8	27.1
Preferred dividends	1.0	1.1	1.3	0.5	1.0
Tax-effected interest expense	12.7	12.4	10.4	6.7	9.5

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	47.7	37.0	15.8	8.0	37.6

Special items	-	-	-	-	-

Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	47.7	37.0	15.8	8.0	37.6
Operational earnings (A-C)	34.0	23.5	4.1	0.8	27.1
Average invested capital (D)	503	478	480	454	393
Average common equity (E)	194	166	152	152	144

Gross debt (F)	273	304	282	335	230
Less cash and cash equivalents (G)	137	92	17	48	8
Net debt (F-G)	136	212	265	287	222

Total capitalization (H)	504	501	456	505	404
Less cash and cash equivalents (I)	137	92	17	48	8
Net capitalization (H-I)	367	409	438	457	396

(%)
Return on average invested capital – As-Reported (B/D)	9.5	7.7	3.3	1.8	9.6
Return on average invested capital – Operational ((B-C)/D)	9.5	7.7	3.3	1.8	9.6
Return on average common equity – As-Reported (A/E)	17.5	14.2	2.7	0.5	18.9
Return on average common equity – Operational ((A-C)/E)	17.5	14.2	2.7	0.5	18.9
Debt to capital ratio (F/H)	54.1	60.6	61.9	66.4	56.9
Net debt to net capital ratio ((F-G)/(H-I))	37.0	51.8	60.4	62.8	56.0

Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006	2005	2004
As-Reported earnings (A)	91.1	136.1	140.3	111.6	105.9
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	33.9	34.5	36.5	36.9	36.0

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	125.0	170.6	176.8	148.5	141.9

Special items
Nuclear Alignment	-	(1.9)	-	-	-
Total special items (C)	-	(1.9)	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	125.0	172.5	176.8	148.5	141.9
Operational earnings (A-C)	91.1	138.0	140.3	111.6	105.9
Average invested capital (D)	1,750	1,740	1,782	1,831	1,832
Average common equity (E)	859	860	876	894	894

Gross debt (F)	899	882	879	934	940
Less cash and cash equivalents (G)	103	105	135	76	216
Net debt (F-G)	796	777	744	858	724

Total capitalization (H)	1,755	1,744	1,736	1,827	1,835
Less cash and cash equivalents (I)	103	105	135	76	216
Net capitalization (H-I)	1,652	1,639	1,601	1,751	1,619

(%)
Return on average invested capital – As-Reported (B/D)	7.1	9.8	9.9	8.1	7.7
Return on average invested capital – Operational ((B-C)/D)	7.1	9.9	9.9	8.1	7.7
Return on average common equity – As-Reported (A/E)	10.6	15.8	16.0	12.5	11.9
Return on average common equity – Operational ((A-C)/E)	10.6	16.0	16.0	12.5	11.9
Debt to capital ratio (F/H)	51.2	50.6	50.6	51.1	51.2
Net debt to net capital ratio ((F-G)/(H-I))	48.2	47.4	46.4	49.0	44.7

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2004-2008

($ millions)	2008	2007	2006	2005	2004
As-Reported earnings (A)	797.3	539.2	309.5	282.6	245.0
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	33.2	21.4	29.2	31.3	33.0

As-Reported earnings including preferred dividends and tax-effected interest expense (B)	830.4	560.6	338.7	313.9	278.0

Special items
Nuclear alignment	-	(18.4)	-	-	-
Total special items (C)	-	(18.4)	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	830.4	579.0	338.7	313.9	278.0
Operational earnings (A-C)	797.3	557.6	309.5	282.6	245.0
Average invested capital (D)	4,115	3,498	2,893	2,717	2,752
Average common equity (E)	3,822	3,092	2,413	2,083	2,000

Gross debt (F)	222	364	448	512	757
Less cash and cash equivalents (G)	413	429	384	212	140
Net debt (F-G)	(191)	(65)	64	300	617

Total capitalization (H)	4,393	3,837	3,159	2,626	2,808
Less cash and cash equivalents (I)	413	429	384	212	140
Net capitalization (H-I)	3,980	3,408	2,775	2,414	2,668

(%)
Return on average invested capital – As-Reported (B/D)	20.2	16.0	11.7	11.6	10.1
Return on average invested capital – Operational ((B-C)/D)	20.2	16.6	11.7	11.6	10.1
Return on average common equity – As-Reported (A/E)	20.9	17.4	14.0	13.6	12.3
Return on average common equity – Operational ((A-C)/E)	20.9	18.0	14.0	13.6	12.3
Debt to capital ratio (F/H)	5.1	9.7	14.2	19.5	27.0
Net debt to net capital ratio ((F-G)/(H-I))	(4.8)	(1.9)	2.3	12.4	23.1

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q07-4Q08

($ millions)	1Q08	2Q08	3Q08	4Q08	1Q07	2Q07	3Q07	4Q07
For the quarter:
As-Reported earnings (A)	221.7	143.6	205.3	226.6	128.2	108.7	160.9	141.4
Less special items (B)	-	-	-	-	-	-	-	(18.4)

Operational earnings (A-B)	221.7	143.6	205.3	226.6	128.2	108.7	160.9	159.8

As-Reported earnings, trailing 12 months (C)	632.7	667.6	712.0	797.3	356.2	401.5	455.5	539.2
Preferred dividends	-	-	-	-	-	-	-	-
Tax-effected interest expense	24.1	29.8	32.5	33.2	26.0	23.8	22.0	21.4

As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	656.9	697.4	744.6	830.4	382.2	425.3	477.5	560.6

Special items in prior quarters	(18.4)	(18.4)	(18.4)	-	-	-	-	-
Special items 1Q07 through 4Q08	-	-	-	-	-	-	-	(18.4)
Total special items (E)	(18.4)	(18.4)	(18.4)	-	-	-	-	(18.4)

Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	675.2	715.8	762.9	830.4	382.2	425.3	477.5	579.0
Operational earnings, trailing 12 months (C-E)	651.1	686.0	730.4	797.3	356.2	401.5	455.5	557.6
Average invested capital (F)	3,569	3,409	4,099	4,115	3,053	3,319	3,472	3,498
Average common equity (G)	3,204	3,048	3,771	3,822	2,625	2,874	3,058	3,092

Gross debt (H)	283	274	240	222	364	456	418	364
Less cash and cash equivalents (I)	588	693	1,013	413	433	344	493	429
Net debt (H-I)	(305)	(420)	(773)	(191)	(69)	112	(75)	(65)

Total capitalization (J)	3,834	3,678	4,242	4,393	3,222	3,740	3,913	3,837
Less cash and cash equivalents (K)	588	693	1,013	413	433	344	493	429
Net capital (J-K)	3,246	2,984	3,229	3,980	2,788	3,396	3,420	3,408

(%)
Return on average invested capital – As-Reported (D/F)	18.4	20.5	18.2	20.2	12.4	12.5	13.5	16.0
Return on average invested capital – Operational ((D-E)/F)	18.9	21.0	18.6	20.2	12.4	12.5	13.5	16.6
Return on average common equity – As-Reported (C/G)	19.7	21.9	18.9	20.9	13.6	14.0	14.9	17.4
Return on average common equity – Operational ((C-E)/G)	20.3	22.5	19.4	20.9	13.6	14.0	14.9	18.0
Debt to capital ratio (H/J)	7.4	7.4	5.7	5.1	11.3	12.2	10.7	9.7
Net debt to net capital ratio ((H-I)/(J-K))	(9.4)	(14.1)	(24.0)	(4.8)	(2.5)	3.3	(2.2)	(1.9)

Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate Web site at entergy.com or calling Entergy Shareholder Direct at 1-888-ENTERGY (368-3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Michele Lopiccolo

Vice President, Investor Relations

Telephone: 504-576-4879

E–mail: mlopicc@entergy.com

SHAREHOLDER ACCOUNT INFORMATION

BNY Mellon Shareowner Services is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks or notifications of change of address should contact:

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1-800-333-4368

Internet address: www.bnymellon.com/shareowner/isd

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically by selecting the investor information page on Entergy’s corporate Web site at entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1-888-ENTERGY or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York and Chicago exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, Philadelphia Utility Index and the NYSE Composite Index, among others.

As of January 30, 2009, there were 189,450,354 shares of Entergy common stock outstanding. Shareholders of record totaled 40,015, and approximately 126,538 investors held Entergy stock in “street name” through a broker.

CERTIFICATIONS

In May 2008, Entergy’s Chief Executive Officer certified to the New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2008.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2008 and 2007 were as follows (in dollars):

	2008		2007
QUARTER	HIGH	LOW	HIGH	LOW
1	126.07	102.74	106.13	89.60
2	122.84	108.68	120.47	104.00
3	121.98	84.82	111.95	91.94
4	87.99	68.25	125.00	108.21

DIVIDEND PAYMENTS

The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2009 are:

DECLARATION DATE	RECORD DATE	PAYMENT DATE
January 30	February 11	March 2
April 7	May 13	June 1
July 31	August 12	September 1
October 30	November 12	December 1

Quarterly dividend payments (in cents-per-share):

QUARTER	2009	2008	2007	2006	2005
1	75	75	54	54	54
2	75	75	54	54	54
3		75	75	54	54
4		75	75	54	54

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2009 are:

OPERATING COMPANIES	RECORD DATE	PAYMENT DATE
Entergy Arkansas, Inc.	3/20/09	4/1/09
	6/1/09	7/1/09
	8/31/09	10/1/09
	12/7/09	1/2/10

Entergy Gulf States Louisiana, L.L.C.	2/28/09	3/16/09
	5/18/09	6/15/09
	8/17/09	9/15/09
	11/16/09	12/15/09

Entergy Louisiana, LLC	2/28/09	3/16/09
	5/18/09	6/15/09
	8/17/09	9/15/09
	11/16/09	12/15/09

Entergy Mississippi, Inc.	1/26/09	2/2/09
	4/6/09	5/1/09
	7/6/09	8/3/09
	10/5/09	11/2/09

Entergy New Orleans, Inc.	3/20/09	4/1/09
	6/1/09	7/1/09
	8/31/09	10/1/09
	12/7/09	1/2/10